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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7736
Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 12/31
Date of reporting period: 6/30/10

Item 1 — Reports to Shareholders

2010 SEMIANNUAL REPORT

Janus Aspen Series

Janus Aspen Balanced Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If a Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2010. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2010 to June 30, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Balanced Portfolio (unaudited)

Portfolio Snapshot
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

Performance Overview

Janus Aspen Balanced Portfolio’s Institutional Shares and Service Shares returned -3.29% and -3.40%, respectively, for the six-month period ended June 30, 2010, compared with a -1.19% return by the Balanced Index, an internally-calculated secondary benchmark. The Balanced Index was composed of a 55% weighting in the S&P 500 Index, the Portfolio’s primary benchmark, and a 45% weighting in the Barclays Capital U.S. Aggregate Bond Index, the Portfolio’s other secondary benchmark, which returned -6.65% and 5.33%, respectively.

Economic Overview

Optimism over improving economic data in the U.S. and abroad and positive momentum from corporate earnings helped financial markets begin 2010 on a high note. In the U.S., interest rates were relatively stable, credit spreads narrowed further and equity markets continued to march higher, reaching 17-month highs in late April before heading lower for the remainder of the period. A general aversion to risk dominated sentiment in the latter half of the period as investors sought the relative safety of U.S. Treasuries. Fueling the rally in Treasuries and the increased volatility in interest rates were growing concerns over slowing global growth, the European debt crisis and overall uncertainty about government policy measures coming out of Washington D.C. Economic growth in the U.S. during the first quarter proved to be slower than expected with the Gross Domestic Product (GDP) being revised from its initial reading of over 3.0% to 2.7%. From manufacturing to housing and employment, economic data released during the second quarter of 2010 suggested that a continued moderation in economic growth is likely. In addition, inflation remains less of a near-term concern as data released during the period pointed to little inflation at the end consumer level.

Mid-cap and small-cap indices outperformed large caps, while value-style indices topped growth. Energy and materials led the S&P 500 Index lower. The best performing sectors included industrials and consumer discretionary. Commodities were mixed led by gains in gold and other precious metals, while natural gas was among the weakest performers. The “flight to quality” drove interest rates across the yield curve lower during the period with long-term rates coming off of their highest levels since June 2009 and breaking through the lower end of the relatively narrow range they had been in during the first quarter. This move propelled long-term U.S. Treasuries to the top of the list of outperformers as the 10-year Treasury yield finished below 3.00% and the 30-year yield closed under 4.00%. Both represented the lowest levels respectively in over a year. While there was a small flattening of the yield curve, the 233 basis points (bps) difference between yields on the 10-year and 2-year U.S. Treasuries was still near the high end of its historical range. Commercial mortgage backed securities (CMBS) were among the top performers as well amid narrowing spreads. Elsewhere, mortgage-backed securities (MBS) underperformed the market, while spreads, or the difference in yields on corporate credits relative to U.S. Treasuries, widened. Higher quality corporate credit outperformed the general market, but high yield credits underperformed. Investment grade and high-yield spreads were 21 bps and 83 bps wider, respectively.

Portfolio Comments

We moved to an underweighting in equities relative to the Balanced Index (55% S&P 500 Index and 45% Barclays Capital U.S. Aggregate Bond Index) during the period, bringing the equity exposure down from nearly 59% to just over 50% by period end. In reflecting our cautious view, our weighting in fixed income, particularly in Treasuries, and cash increased. Our underperformance relative to the Balanced Index was primarily driven by weak performing stock positions in financials, health care and information technology. A zero weighting in CMBS within fixed income held back performance as well. In terms of equity contributors, our selections within industrials and consumer discretionary aided comparable returns. In fixed income, our overweight and selections within corporate credit, particularly among brokerages,

2 | JUNE 30, 2010

(unaudited)

metals and technology, provided a boost to relative results, as did our zero exposure in MBS. Our credit holdings within banking and investments in independent energy firms detracted.

In terms of positioning, we remained overweight consumer discretionary stocks, not because of any overall bullish view on the consumer, but more as a result of finding compelling and attractive valuations within the sector. We lowered our exposure to non-U.S. companies, including some firms within consumer staples, where we think increased pricing competition could be a headwind for many consumer staple stocks. Within financials, we continued to reduce our brokerage names and other financial service companies potentially exposed to financial regulatory reform and the European sovereign debt crisis. Our underweighting in industrials reflects our cautious view on the overall economy while our overweight to the information technology sector is concentrated in companies with recurring revenues and high free cash flow yields.

Within fixed income, we continue to see little value in MBS, CMBS and agency markets given the historically narrow spreads and structural challenges facing these markets. We increased our credit holdings in companies that typically have high, stable cash flows, such as utilities, natural gas pipelines and cable companies. We continue to favor real estate investment trusts (REITs) as a way to garner exposure to real estate outside of the CMBS market. We particularly like U.S. multifamily and office-related names with class-A properties amid rising rents and falling vacancies. Continued weakness in housing could drive further declines in residential vacancy rates and higher rents.

Overall, we are favoring individual companies that have typically been less sensitive to the economy and that we believe are better positioned to gain market share from weaker rivals amid what is likely to remain a difficult macroeconomic environment.

Equity holdings that detracted from returns

Brazilian development and production company Petroleo Brasileiro (also known as Petrobras) retreated during the period amid concerns over potential dilution related to a capital raise. We continue to like this company given its rich reserves off the coast of Brazil, which we think gives it a solid production and revenue profile. Research In Motion, Ltd. (RIM), a maker of wireless communication devices, declined during the first half of 2010 amid some earnings disappointments and competitive pressures. We still think demand for smart phones worldwide will continue to grow and RIM will be a key beneficiary of this growth. In addition, we think RIM has attractive recurring revenues and will be able to manage through the competitive challenges. On a valuation basis, we think RIM’s stock was still relatively inexpensive through period end.

Equity holdings that contributed to returns

Apple, Inc. was the top contributor amid continued market share gains in the personal computer and smart phone markets. The company continued to execute well amid positive product momentum and better-than-expected revenues. We think Apple’s stock price is attractive given the cash on the company’s balance sheet, relatively high free cash flow yield and potential earnings growth. Cenovus Energy, Inc., an integrated oil company that specializes in refining and oil sands production, also aided results. The company is the result of EnCana Corp. splitting into two entities. Shares of Cenovus did well during the period and we decided to sell our position based on its less attractive risk/reward profile.

Fixed income holdings that detracted from relative returns

Our credit holding in oil and exploration production company Anadarko Petroleum was among the top detractors as the company was at the center of the tragic oil spill in the Gulf of Mexico. While we think Anadarko has a good management team and attractive assets and production profile, we cut our position in half when the spill occurred given it was such an unknown risk in our view. We later exited the position as we saw growing uncertainty surrounding its potential liability and did not like the binary risk this represented. American Express was among the weak relative performers during the first half of the year. American Express, though technically a bank holding company, is largely viewed as a credit card company and benefits more from rising consumer spending volumes than traditional banking activities and thus may be less impacted by new financial regulations being discussed in Washington D.C. American Express could benefit from what we believe to be pent-up consumer demand, even in a slow economy. As such, we maintained our position in the name. Management’s focus on paying down debt is also attractive to us.

Fixed income holdings that contributed to relative returns

Vancouver, Canada-based Teck Resources, Ltd., a company focused on metallic coal mining, is a good

Janus Aspen Series | 3

Janus Aspen Balanced Portfolio (unaudited)

example of a fallen angel, in our view, that ran into trouble and subsequently recovered through its focus on paying down debt and strengthening its financial position. The company’s bonds were upgraded to investment grade during the period, which helped make our holding a top individual performer. We continue to maintain an overweight exposure to the name. Arden Realty LP, an office property REIT and part of General Electric, outperformed during the period. We think Arden’s asset base in top-tier office and industrial properties in the U.S. gives it an attractive lending profile and maintained our position.

Outlook

Our underlying view on the economy and markets remains that it is going to take time for the worldwide corrective deleveraging process to complete. The sovereign credit problems that unfolded in Europe are closely tied to the corrective process of cleansing the system of the excesses of the past few decades, which were driven by loose lending standards, excessive risk taking and a lack of prudence and regulatory oversight, fueled by low interest rates. As credit markets continue to heal, the availability and demand for credit will likely remain relatively weak. We believe this will continue to represent a headwind to economic activity, particularly in more developed nations.

Despite these challenges, we think overall equity valuations are still quite attractive, especially when considering dividend yields relative to a sub-3.0% 10-year Treasury yield. The low interest rate environment could help foster more risk taking as investors seek higher returns. Other positives include benign inflation, continued strength in emerging economies and very healthy corporate balance sheets. Corporate profits have also continued their positive momentum.

Within fixed income, the prospects for slower growth could be supportive of U.S. Treasury yields and could contribute to further strength in the Treasury market. We have seen relatively strong demand for U.S. Treasuries driven by a flight-to-quality trade related to the problems in Europe, which put downward pressure on yields. We think U.S. Treasuries could continue to benefit from the austerity measures as well as concerns around the slowing economy over the near term. Longer term, we still see upward pressure on interest rates given the large and growing financing needs of the U.S. Government and the excessive liquidity in the system. The underlying fundamental deleveraging trend that we have entered should be supportive of corporate credit over the longer term. We find that management teams are very focused on their capital structures post the 2008 financial crisis and will continue to drive significant deleveraging as well as improved liquidity profiles in their businesses. While the fundamental backdrop remains positive, we think the significant imbalances in the global economy will lead to more significant volatility in the markets over the near term.

Corporate credit is an area that remains attractive to us from a valuation perspective. With this in mind, after the significant rally in credit spreads in 2009, we believe that active security selection will be critical in generating returns, given the structural changes and other challenges impacting the fixed income market. Corporate America continues to reduce leverage and improve liquidity, focusing on improving overall health while the economy continues to recover. We are watching the consumer closely as personal consumption represents over 70% of the economy. In light of the uncertainty and market volatility, consumer confidence has held up quite well and we have seen a significant improvement in retail activity. However, continued uncertainty over financial and regulatory reforms, income taxes and other policy actions coming out of Washington D.C. have made it difficult for companies and individuals to plan for the long term. Corporate war chests (i.e. cash) have been growing, suggesting the potential for increased investment and spending, but activities such as hiring and mergers & acquisitions have been slow to materialize. Europe’s woes have driven corporations to take a more cautious stance and delay many of the activities companies normally would pursue at this stage of the economic cycle. This has dampened activity in the private sector and represents a headwind to sustainable economic growth in our view. We think this growth is more likely to be uneven. Couple this with the structural changes and the difficulties this may cause passive investors, and we believe an active investment approach encompassing individual security selection is likely to provide investors with the best opportunity to outperform on a risk-adjusted basis.

As a result, we continue to emphasize the importance of individual security analysis in equities and corporate credit. We believe our strengths lie in our fundamental bottom-up analysis and robust risk management. We continue to believe that stock picking and corporate credit remains an area where we believe we can effectively apply these strengths and create value for our shareholders over the long term.

Thank you for investing in Janus Aspen Balanced Portfolio.

4 | JUNE 30, 2010

(unaudited)

Janus Aspen Balanced Portfolio At A Glance

5 Top Performers – Equity Holdings

Contribution

Apple, Inc.	0.27%
Cenovus Energy, Inc.	0.19%
Canadian National Railway Co. (U.S. Shares)	0.17%
Boeing Co.	0.17%
OSI Pharmaceuticals	0.14%

5 Bottom Performers – Equity Holdings

Contribution

Petroleo Brasileiro S.A. (U.S. Shares)	–0.63%
Research In Motion, Ltd. (U.S. Shares)	–0.62%
Morgan Stanley	–0.59%
Cisco Systems, Inc.	–0.58%
Credit Suisse Group A.G. (ADR)	–0.55%

5 Top Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Industrials	0.21%	10.52%	10.45%
Utilities	0.00%	0.00%	3.55%
Telecommunication Services	–0.04%	0.61%	2.87%
Consumer Discretionary	–0.30%	10.91%	10.12%
Materials	–0.68%	3.56%	3.47%

5 Bottom Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Information Technology	–3.31%	19.26%	19.00%
Financials	–2.12%	13.73%	15.90%
Health Care	–1.73%	15.91%	12.20%
Energy	–1.22%	9.85%	11.13%
Consumer Staples	–0.72%	15.65%	11.31%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 5

Janus Aspen Balanced Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2010

Philip Morris International, Inc. Tobacco	1.9%
Cisco Systems, Inc. Networking Products	1.8%
International Business Machines Corp. Computers	1.8%
Bristol-Myers Squibb Co. Medical – Drugs	1.6%
Bank of America Corp. Diversified Banking Institutions	1.5%

8.6%

Asset Allocation – (% of Net Assets)
As of June 30, 2010

Emerging markets comprised 2.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2010

As of December 31, 2009

6 | JUNE 30, 2010

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010						Expense Ratios – per the May 1, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Balanced Portfolio – Institutional Shares	–3.29%	11.95%	5.96%	3.79%	9.73%	0.57%

Janus Aspen Balanced Portfolio – Service Shares	–3.40%	11.71%	5.71%	3.53%	9.60%	0.82%

S&P 500® Index	–6.65%	14.43%	–0.79%	–1.59%	6.91%

Barclays Capital U.S. Aggregate Bond Index	5.33%	9.50%	5.54%	6.47%	6.16%

Barclays Capital U.S. Government/Credit Bond Index	5.49%	9.65%	5.26%	6.48%	6.07%

Balanced Index	–1.19%	12.58%	2.24%	2.34%	6.86%

Lipper Quartile – Institutional Shares	–	3rd	1st	2nd	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Mixed-Asset Target Allocation Moderate Funds	–	121/205	1/102	15/57	1/20

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Balanced Portfolio (unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2009. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities, high-yield/high-risk securities and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

The Portfolio invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

8 | JUNE 30, 2010

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$967.10	$2.78

Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$966.00	$4.00

Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.11

†	Expenses are equal to the annualized expense ratio of 0.57% for Institutional Shares and 0.82% for Service Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Aspen Series | 9

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2010

Shares or Principal Amount		Value

Common Stock – 50.3%
Aerospace and Defense – 1.3%
221,630	Boeing Co.	$13,907,283
340,419	Empresa Brasileira de Aeronautica S.A. (ADR)	7,131,778
		21,039,061
Agricultural Chemicals – 1.1%
365,749	Syngenta A.G. (ADR)**	16,769,592
Applications Software – 0.4%
265,787	Microsoft Corp.	6,115,759
Athletic Footwear – 1.3%
296,724	NIKE, Inc. – Class B	20,043,706
Automotive – Cars and Light Trucks – 0.8%
239,990	Daimler A.G.**	12,131,495
Cable/Satellite TV – 0.6%
282,877	DIRECTV Group, Inc.*	9,595,188
Casino Hotels – 0.4%
1,021,616	Crown, Ltd.	6,619,622
Cellular Telecommunications – 0.3%
268,655	Vodafone Group PLC**	5,553,099
Commercial Banks – 1.2%
146,300	ICICI Bank, Ltd. (ADR)	5,287,282
252,565	Itau Unibanco Holding S.A. (ADR)	4,548,696
409,798	Standard Chartered PLC**	9,946,873
		19,782,851
Commercial Services – Finance – 0.8%
230,475	Paychex, Inc.	5,985,436
465,496	Western Union Co.	6,940,545
		12,925,981
Computers – 3.7%
68,326	Apple, Inc.*	17,186,038
225,547	International Business Machines Corp.	27,850,543
264,735	Research In Motion, Ltd. (U.S. Shares)*	13,040,846
		58,077,427
Cosmetics and Toiletries – 0.9%
191,279	Colgate-Palmolive Co.	15,065,134
Diversified Banking Institutions – 3.9%
1,667,908	Bank of America Corp.	23,967,837
457,065	Credit Suisse Group A.G. (ADR)**	17,107,943
896,751	Morgan Stanley*	20,813,591
		61,889,371
Diversified Operations – 1.1%
454,584	Danaher Corp.	16,874,158
2,899,640	Melco International Development, Ltd.*	1,142,834
		18,016,992
E-Commerce/Services – 0.6%
372,794	eBay, Inc.*	7,310,490
168,360	Liberty Media Corp. – Interactive – Class A*	1,767,780
		9,078,270
Electric Products – Miscellaneous – 0.5%
170,842	Emerson Electric Co.	7,464,087
Electronic Components – Semiconductors – 0.5%
112,613	Broadcom Corp. – Class A	3,712,851
171,430	Microchip Technology, Inc.	4,755,468
		8,468,319
Electronic Connectors – 0.5%
199,388	Amphenol Corp. – Class A	7,831,961
Enterprise Software/Services – 1.4%
1,070,505	Oracle Corp.*	22,973,037
Finance – Investment Bankers/Brokers – 0.4%
481,950	Charles Schwab Corp.	6,834,051
Finance – Other Services – 0.8%
432,838	NYSE Euronext	11,959,314
Food – Miscellaneous/Diversified – 1.6%
294,268	General Mills, Inc.	10,452,399
313,565	Nestle S.A.**	15,134,418
		25,586,817
Food – Wholesale/Distribution – 0.4%
216,510	Sysco Corp.	6,185,691
Industrial Gases – 0.6%
116,407	Praxair, Inc.	8,845,768
Investment Management and Advisory Services – 0.4%
620,805	Blackstone Group L.P.	5,934,896
Medical – Biomedical and Genetic – 1.7%
234,293	Celgene Corp.*	11,906,770
443,615	Gilead Sciences, Inc.*	15,207,122
		27,113,892
Medical – Drugs – 2.2%
222,862	Abbott Laboratories	10,425,484
992,909	Bristol-Myers Squibb Co.	24,763,151
		35,188,635
Medical Products – 2.0%
216,459	Covidien PLC (U.S. Shares)**	8,697,323
397,805	Johnson & Johnson	23,494,363
		32,191,686
Metal – Copper – 0.3%
77,214	Freeport-McMoRan Copper & Gold, Inc. – Class B	4,565,664
Metal Processors and Fabricators – 0.4%
62,260	Precision Castparts Corp.	6,407,799
Multi-Line Insurance – 0.6%
181,375	ACE, Ltd. (U.S. Shares)**	9,337,185
Networking Products – 1.8%
1,323,888	Cisco Systems, Inc.*	28,212,053
Oil Companies – Exploration and Production – 2.2%
613,558	EnCana Corp. (U.S. Shares)	18,615,349
202,778	Occidental Petroleum Corp.	15,644,323
		34,259,672
Oil Companies – Integrated – 2.1%
351,980	Hess Corp.	17,718,673
496,294	Petroleo Brasileiro S.A. (U.S. Shares)	14,789,561
		32,508,234
Optical Supplies – 0.3%
31,395	Alcon, Inc. (U.S. Shares)**	4,652,425

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2010

Schedule of Investments (unaudited)

As of June 30, 2010

Shares or Principal Amount		Value

Retail – Building Products – 0.8%
449,707	Home Depot, Inc.	$12,623,275
Retail – Discount – 0.7%
220,915	Target Corp.	10,862,391
Retail – Drug Store – 0.4%
214,288	CVS Caremark Corp.	6,282,924
Retail – Regional Department Stores – 0.7%
221,870	Kohl’s Corp.*	10,538,825
Semiconductor Components/Integrated Circuits – 0.3%
314,910	Marvell Technology Group, Ltd.*	4,962,982
Soap and Cleaning Preparations – 0.6%
220,649	Reckitt Benckiser Group PLC**	10,205,089
Telecommunication Equipment – Fiber Optics – 0.7%
726,538	Corning, Inc.*	11,733,589
Television – 0.7%
863,501	CBS Corp. – Class B	11,165,068
Tobacco – 2.5%
473,020	Altria Group, Inc.	9,479,321
656,930	Philip Morris International, Inc.	30,113,671
		39,592,992
Toys – 0.5%
345,190	Mattel, Inc.	7,304,220
Transportation – Railroad – 1.9%
137,952	Canadian National Railway Co. (U.S. Shares)	7,915,686
307,998	Union Pacific Corp.	21,408,941
		29,324,627
Web Portals/Internet Service Providers – 0.6%
653,295	Yahoo!, Inc.*	9,035,070
Wireless Equipment – 0.8%
387,414	QUALCOMM, Inc.	12,722,676

Total Common Stock (cost $750,755,904)		795,578,462

Corporate Bonds – 32.8%
Advertising Services – 0.2%
$490,000	WPP Finance UK, 5.8750%, 6/15/14**	531,643
2,103,000	WPP Finance UK, 8.0000%, 9/15/14**	2,465,681
		2,997,324
Agricultural Chemicals – 0.1%
1,892,000	Mosaic Co., 7.6250%, 12/1/16 (144A)	2,043,436
Apparel Manufacturers – 0.1%
2,073,000	Hanesbrands, Inc., 4.1211%, 12/15/14‡	1,961,576
Automotive – Cars and Light Trucks – 0.3%
3,659,000	Daimler Finance North America LLC 6.5000%, 11/15/13	4,095,288
Beverages – Non-Alcoholic – 0.3%
2,849,000	Dr. Pepper Snapple Group, Inc. 6.1200%, 5/1/13	3,170,094
1,117,000	PepsiCo, Inc., 3.7500%, 3/1/14	1,190,809
		4,360,903
Brewery – 1.1%
$4,033,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14 (144A)	4,637,285
5,418,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19 (144A)	6,576,162
5,782,000	Anheuser-Busch InBev Worldwide, Inc. 5.3750%, 1/15/20	6,230,643
		17,444,090
Building – Residential and Commercial – 0.2%
1,224,000	D.R. Horton, Inc., 7.8750%, 8/15/11	1,279,080
1,816,000	MDC Holdings, Inc., 5.3750%, 12/15/14	1,845,653
		3,124,733
Building and Construction Products – Miscellaneous – 0.1%
1,780,000	Owens Corning, 9.0000%, 6/15/19	2,104,635
Building Products – Cement and Aggregate – 0.3%
679,000	CRH America, Inc., 5.6250%, 9/30/11	704,808
1,265,000	CRH America, Inc., 6.9500%, 3/15/12	1,369,958
3,335,000	Hanson, Ltd., 6.1250%, 8/15/16**	3,201,600
		5,276,366
Cable/Satellite TV – 1.1%
5,564,000	Comcast Corp., 5.7000%, 5/15/18	6,116,216
2,165,000	Comcast Corp., 5.1500%, 3/1/20	2,266,645
2,476,000	Comcast Corp., 6.5500%, 7/1/39	2,707,709
1,080,000	Comcast Corp., 6.4000%, 3/1/40	1,162,423
3,012,000	COX Communications, Inc. 6.2500%, 6/1/18 (144A)	3,358,564
1,240,000	COX Communications, Inc. 9.3750%, 1/15/19 (144A)	1,643,316
		17,254,873
Casino Services – 0.3%
4,181,000	International Game Technology 7.5000%, 6/15/19	4,855,023
490,000	International Game Technology 5.5000%, 6/15/20	505,494
		5,360,517
Chemicals – Diversified – 0.1%
988,000	Dow Chemical Co., 7.6000%, 5/15/14	1,141,005
Coatings and Paint Products – 0.5%
3,780,000	RPM International, Inc. 6.1250%, 10/15/19	4,020,053
3,022,000	Sherwin-Williams Co. 3.1250%, 12/15/14	3,127,474
		7,147,527
Commercial Banks – 2.1%
6,307,000	American Express Bank FSB 5.5000%, 4/16/13	6,814,914
2,195,000	Credit Suisse AG, 5.4000%, 1/14/20**	2,182,409
2,698,000	Credit Suisse New York 5.0000%, 5/15/13**	2,882,497
4,354,000	Credit Suisse New York 5.5000%, 5/1/14**	4,760,402
4,854,000	Discover Bank, 8.7000%, 11/18/19	5,388,882
1,625,000	Discover Bank, 7.0000%, 4/15/20	1,640,813
530,000	Regions Bank, 7.5000%, 5/15/18	538,052
1,750,000	Regions Financial Corp. 4.8750%, 4/26/13	1,759,049

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2010

Shares or Principal Amount		Value

Commercial Banks – (continued)
$845,000	Regions Financial Corp. 5.7500%, 6/15/15	$839,655
3,520,000	US Bank, 3.7780%, 4/29/20‡	3,574,560
2,280,000	Zions BanCorporation 7.7500%, 9/23/14	2,323,270
515,000	Zions BanCorporation 5.5000%, 11/16/15	464,788
		33,169,291
Computer Services – 0.1%
1,630,000	Affiliated Computer Services, Inc. 5.2000%, 6/1/15	1,705,524
Computers – Memory Devices – 0.5%
840,000	Seagate HDD Cayman, 6.8750% 5/1/20 (144A)	798,000
3,588,000	Seagate Technology, 6.3750%, 10/1/11	3,677,700
2,690,000	Seagate Technology, 10.0000% 5/1/14 (144A)	3,066,600
		7,542,300
Consulting Services – 0%
445,000	FTI Consulting Inc., 7.7500%, 10/1/16	449,450
Dialysis Centers – 0.2%
2,494,000	DaVita, Inc., 6.6250%, 3/15/13	2,497,118
Diversified Banking Institutions – 1.0%
3,708,000	Citigroup, Inc., 5.6250%, 8/27/12	3,821,157
3,062,000	Citigroup, Inc., 5.3000%, 10/17/12	3,173,187
1,700,000	Goldman Sachs Group, Inc. 5.3750%, 3/15/20	1,679,797
2,140,000	Goldman Sachs Group, Inc. 6.0000%, 6/15/20**	2,206,625
2,875,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	3,174,676
1,003,000	Morgan Stanley, 6.7500%, 4/15/11	1,037,717
1,061,000	Morgan Stanley, 5.2500%, 11/2/12	1,103,128
		16,196,287
Diversified Financial Services – 1.5%
4,609,000	American Express Travel Related Services Co., Inc., 5.2500%, 11/21/11 (144A)	4,788,861
1,240,000	General Electric Capital Corp. 4.8000%, 5/1/13	1,321,938
1,876,000	General Electric Capital Corp. 5.9000%, 5/13/14	2,070,759
8,828,000	General Electric Capital Corp. 6.0000%, 8/7/19	9,556,936
4,499,000	General Electric Capital Corp. 5.5000%, 1/8/20	4,754,341
1,605,000	General Electric Capital Corp. 6.1500%, 8/7/37	1,628,293
		24,121,128
Diversified Minerals – 1.0%
1,364,000	Teck Resources, Ltd., 7.0000%, 9/15/12	1,467,042
3,274,000	Teck Resources, Ltd., 9.7500%, 5/15/14	3,869,266
2,955,000	Teck Resources, Ltd., 5.3750%, 10/1/15	3,086,119
1,120,000	Teck Resources, Ltd., 10.2500%, 5/15/16	1,321,600
2,291,000	Teck Resources, Ltd., 10.7500%, 5/15/19	2,807,162
3,401,000	Teck Resources, Ltd., 6.1250%, 10/1/35	3,383,995
		15,935,184
Diversified Operations – 0.4%
$621,000	Tyco International Finance S.A. 4.1250%, 10/15/14**	659,192
5,958,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12**	6,434,062
		7,093,254
Electric – Generation – 0.1%
1,856,000	Allegheny Energy Supply Co. LLC 8.2500%, 4/15/12 (144A)	2,027,433
Electric – Integrated – 0.6%
1,830,000	CMS Energy Corp., 1.2528%, 1/15/13‡	1,724,775
1,232,000	Pacific Gas & Electric Co. 4.2000%, 3/1/11	1,257,223
2,618,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	2,841,195
3,215,000	Xcel Energy, Inc., 4.7000%, 5/15/20	3,345,358
		9,168,551
Electronic Components – Semiconductors – 0.7%
3,817,000	National Semiconductor Corp. 6.1500%, 6/15/12	4,087,736
3,495,000	National Semiconductor Corp. 3.9500%, 4/15/15	3,541,910
2,941,000	National Semiconductor Corp. 6.6000%, 6/15/17	3,294,864
		10,924,510
Electronic Connectors – 0.4%
5,498,000	Amphenol Corp., 4.7500%, 11/15/14	5,825,824
Electronics – Military – 0.7%
2,995,000	L-3 Communications Corp. 6.1250%, 7/15/13	3,024,950
660,000	L-3 Communications Corp. 5.8750%, 1/15/15	651,750
8,147,000	L-3 Communications Corp. 6.3750%, 10/15/15	8,147,000
		11,823,700
Enterprise Software/Services – 0.2%
2,883,000	BMC Software, Inc., 7.2500%, 6/1/18	3,444,868
Finance – Auto Loans – 0.4%
1,550,000	Ford Motor Credit Co. LLC 9.7500%, 9/15/10	1,569,150
1,793,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	1,841,895
1,929,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	1,972,545
1,591,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	1,642,006
		7,025,596
Finance – Credit Card – 0.4%
1,574,000	American Express Co., 7.3000%, 8/20/13	1,782,091
1,350,000	American Express Co., 7.0000%, 3/19/18	1,557,081
2,845,000	American Express Co., 6.8000%, 9/1/66‡	2,709,862
		6,049,034
Finance – Investment Bankers/Brokers – 0.7%
1,562,000	Charles Schwab Corp., 4.9500%, 6/1/14	1,693,569
3,359,000	Jefferies Group, Inc., 8.5000%, 7/15/19	3,773,035
143,000	Lazard Group LLC, 7.1250%, 5/15/15	150,607
1,630,000	Lazard Group LLC, 6.8500%, 6/15/17	1,650,694

See Notes to Schedule of Investments and Financial Statements.

12 | JUNE 30, 2010

Schedule of Investments (unaudited)

As of June 30, 2010

Shares or Principal Amount		Value

Finance – Investment Bankers/Brokers – (continued)
$1,240,000	Schwab Capital Trust I 7.5000%, 11/15/37‡	$1,228,815
1,320,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	1,369,866
1,666,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	1,755,104
		11,621,690
Finance – Other Services – 0.3%
3,384,000	CME Group, Inc., 5.7500%, 2/15/14	3,763,976
885,000	NASDAQ OMX Group, Inc./The 4.0000%, 1/15/15	899,838
		4,663,814
Food – Meat Products – 0.6%
1,589,000	Smithfield Foods, Inc., 7.0000%, 8/1/11	1,614,821
7,410,000	Tyson Foods, Inc., 7.8500%, 4/1/16	8,058,375
		9,673,196
Food – Miscellaneous/Diversified – 0.2%
551,000	Kellogg Co., 4.2500%, 3/6/13	590,541
980,000	Kraft Foods, Inc., 2.6250%, 5/8/13	998,575
1,075,000	Kraft Foods, Inc., 5.3750%, 2/10/20	1,151,917
		2,741,033
Food – Retail – 0.2%
2,604,000	Delhaize Group, 5.8750%, 2/1/14**	2,906,181
Investment Management and Advisory Services – 1.3%
3,120,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	3,686,024
1,085,000	Ameriprise Financial, Inc. 5.3000%, 3/15/20	1,133,553
3,055,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	2,902,250
3,788,000	BlackRock, Inc., 3.5000%, 12/10/14	3,928,550
2,756,000	BlackRock, Inc., 5.0000%, 12/10/19	2,929,272
2,275,000	FMR LLC, 6.4500%, 11/15/39 (144A)	2,414,091
970,000	Franklin Resources, Inc. 2.0000%, 5/20/13	984,409
1,000,000	Franklin Resources, Inc. 3.1250%, 5/20/15	1,024,225
1,540,000	Franklin Resources, Inc. 4.6250%, 5/20/20	1,617,089
		20,619,463
Life and Health Insurance – 0.5%
2,394,000	Aflac, Inc., 6.9000%, 12/17/39	2,488,544
3,541,000	Prudential Financial, Inc. 3.6250%, 9/17/12	3,647,130
627,000	Prudential Financial, Inc. 4.7500%, 6/13/15	649,077
1,220,000	Prudential Financial, Inc. 7.3750%, 6/15/19	1,412,705
		8,197,456
Medical – Biomedical and Genetic – 0.3%
545,000	Amgen, Inc., 4.5000%, 3/15/20	584,805
1,164,000	Bio-Rad Laboratories, Inc. 6.1250%, 12/15/14	1,169,820
1,165,000	Genzyme Corp., 3.6250%, 6/15/15	1,178,404
1,450,000	Genzyme Corp., 5.0000%, 6/15/20	1,493,493
		4,426,522
Medical – Drugs – 0.7%
$2,940,000	Abbott Laboratories, 4.1250%, 5/27/20	3,079,888
3,920,000	Abbott Laboratories, 5.3000%, 5/27/40	4,113,777
2,405,000	Novartis Capital Corp., 1.9000%, 4/24/13	2,441,340
775,000	Novartis Capital Corp., 4.4000%, 4/24/20	835,546
		10,470,551
Medical – Hospitals – 0.5%
2,226,000	HCA, Inc., 8.7500%, 9/1/10	2,239,913
3,913,000	HCA, Inc., 9.2500%, 11/15/16	4,147,780
1,016,000	HCA, Inc., 8.5000%, 4/15/19	1,076,960
		7,464,653
Medical – Wholesale Drug Distributors – 0.2%
1,474,000	McKesson Corp., 6.5000%, 2/15/14	1,684,184
1,267,000	McKesson Corp., 7.5000%, 2/15/19	1,571,532
		3,255,716
Medical Labs and Testing Services – 0.5%
4,560,000	Roche Holdings, Inc. 4.5000%, 3/1/12 (144A)	4,801,799
2,737,000	Roche Holdings, Inc. 6.0000%, 3/1/19 (144A)	3,188,312
		7,990,111
Medical Products – 0.4%
2,431,000	CareFusion Corp., 4.1250%, 8/1/12	2,539,418
2,920,000	Hospira, Inc., 6.4000%, 5/15/15	3,317,505
		5,856,923
Metal – Copper – 0.1%
1,049,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, 4/1/17	1,153,900
Multi-Line Insurance – 0.2%
1,226,000	MetLife, Inc., 6.7500%, 6/1/16	1,387,034
1,391,000	MetLife, Inc., 7.7170%, 2/15/19	1,655,596
		3,042,630
Multimedia – 0.9%
3,900,000	NBC Universal, Inc. 3.6500%, 4/30/15 (144A)	3,988,140
4,235,000	NBC Universal, Inc. 5.1500%, 4/30/20 (144A)	4,417,054
707,000	NBC Universal, Inc. 6.4000%, 4/30/40 (144A)	755,218
4,370,000	Time Warner, Inc., 4.8750%, 3/15/20	4,506,659
		13,667,071
Non-Hazardous Waste Disposal – 0.2%
3,430,000	Allied Waste North America, Inc. 7.1250%, 5/15/16	3,678,675
Office Automation and Equipment – 0.2%
418,000	Xerox Corp., 5.6500%, 5/15/13	452,430
1,137,000	Xerox Corp., 8.2500%, 5/15/14	1,332,729
765,000	Xerox Corp., 5.6250%, 12/15/19	814,053
		2,599,212
Oil and Gas Drilling – 0.1%
1,719,000	Nabors Industries, Inc., 9.2500%, 1/15/19	2,113,418
Oil Companies – Exploration and Production – 0.3%
4,662,000	Forest Oil Corp., 8.0000%, 12/15/11	4,848,480

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 13

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2010

Shares or Principal Amount		Value

Oil Companies – Integrated – 0.1%
$1,580,000	Shell International Finance BV 1.8750%, 3/25/13**	$1,593,272
Oil Refining and Marketing – 0.3%
189,000	Frontier Oil Corp., 8.5000%, 9/15/16	191,363
2,235,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	2,459,220
2,455,000	Motiva Enterprises LLC 6.8500%, 1/15/40 (144A)	2,805,733
		5,456,316
Pharmacy Services – 0.5%
3,931,000	Express Scripts, Inc., 5.2500%, 6/15/12	4,199,594
3,377,000	Express Scripts, Inc., 6.2500%, 6/15/14	3,823,493
		8,023,087
Pipelines – 0.5%
545,000	El Paso Pipeline Partners Operating Co. LLC, 6.5000%, 4/1/20	556,631
788,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	851,070
3,891,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	3,715,905
1,066,000	Plains All American Pipeline L.P. 4.2500%, 9/1/12	1,113,711
831,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	991,924
1,090,000	Williams Partners L.P., 3.8000% 2/15/15 (144A)	1,097,076
		8,326,317
Property and Casualty Insurance – 0.1%
1,375,000	Fidelity National Financial, Inc. 6.6000%, 5/15/17	1,370,970
Real Estate Management/Services – 0.3%
2,267,000	AMB Property L.P., 6.1250%, 12/1/16	2,423,602
2,267,000	AMB Property L.P., 6.6250%, 12/1/19	2,442,878
		4,866,480
Reinsurance – 1.0%
5,517,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12	5,803,117
3,280,000	Berkshire Hathaway, Inc. 1.4000%, 2/10/12	3,297,017
3,260,000	Berkshire Hathaway, Inc. 2.1250%, 2/11/13	3,328,375
3,270,000	Berkshire Hathaway, Inc. 3.2000%, 2/11/15	3,367,482
		15,795,991
REIT – Diversified – 0.1%
1,090,000	Digital Realty Trust LP, 5.8750% 2/1/20 (144A)	1,112,069
REIT – Health Care – 0.4%
3,163,000	HCP, Inc., 6.4500%, 6/25/12	3,370,433
1,084,000	HCP, Inc., 5.6500%, 12/15/13	1,143,734
1,850,000	Senior Housing Properties Trust 6.7500%, 4/15/20	1,826,875
420,000	Ventas Realty LP / Ventas Capital Corp. 6.7500%, 4/1/17	425,074
		6,766,116
REIT – Hotels – 0.2%
$3,280,000	Host Hotels & Resorts LP 7.1250%, 11/1/13	3,304,600
REIT – Office Property – 0.4%
1,095,000	Reckson Operating Partners LP 6.0000%, 3/31/16	1,061,143
5,265,000	Reckson Operating Partners LP 7.7500%, 3/15/20 (144A)	5,161,542
		6,222,685
REIT – Warehouse/Industrial – 0.1%
1,237,000	ProLogis, 7.3750%, 10/30/19	1,211,483
Resorts and Theme Parks – 0.1%
859,000	Vail Resorts, Inc., 6.7500%, 2/15/14	856,853
Retail – Apparel and Shoe – 0.3%
1,790,000	Limited Brands, Inc., 6.9000%, 7/15/17	1,794,474
1,559,000	Limited Brands, Inc., 8.5000%, 6/15/19	1,679,823
755,000	Limited Brands, Inc., 7.0000%, 5/1/20	760,663
935,000	Phillips-Van Heusen Corp. 7.3750%, 5/15/20	943,181
		5,178,141
Retail – Auto Parts – 0.1%
2,100,000	Advance Auto Parts, Inc. 5.7500%, 5/1/20	2,147,221
Retail – Computer Equipment – 0%
551,000	GameStop Corp., 8.0000%, 10/1/12	566,153
Retail – Major Department Stores – 0.4%
3,370,000	JC Penney Co., Inc., 5.6500%, 6/1/20	3,294,175
2,360,000	Nordstrom, Inc., 6.7500%, 6/1/14	2,742,488
		6,036,663
Retail – Regional Department Stores – 1.0%
1,105,000	JC Penney Corp., Inc. 9.0000%, 8/1/12	1,216,881
1,320,000	JC Penney Corp., Inc. 6.8750%, 10/15/15	1,402,500
1,435,000	JC Penney Corp., Inc. 5.7500%, 2/15/18	1,438,588
254,000	JC Penney Corp., Inc. 6.3750%, 10/15/36	240,030
1,558,000	JC Penney Corp., Inc., 7.4000%, 4/1/37	1,558,000
1,750,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	1,798,125
3,730,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	3,748,650
3,610,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	3,619,025
1,660,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	1,597,750
		16,619,549
Retail – Restaurants – 0.4%
3,906,000	Brinker International, 5.7500%, 6/1/14	4,100,695
2,476,000	Darden Restaurants, Inc. 5.6250%, 10/15/12	2,690,565
		6,791,260
Savings/Loan/Thrifts – 0.1%
1,725,000	Amsouth Bank/Birmingham AL 4.8500%, 4/1/13	1,708,243

See Notes to Schedule of Investments and Financial Statements.

14 | JUNE 30, 2010

Schedule of Investments (unaudited)

As of June 30, 2010

Shares or Principal Amount		Value

Steel – Producers – 0.1%
$432,000	ArcelorMittal, 5.3750%, 6/1/13**	$454,334
359,000	ArcelorMittal, 9.0000%, 2/15/15	422,348
		876,682
Super-Regional Banks – 0.7%
1,567,000	National City Corp., 6.8750%, 5/15/19	1,758,987
1,045,000	PNC Funding Corp., 3.6250%, 2/8/15	1,075,676
1,605,000	PNC Funding Corp., 5.1250%, 2/8/20	1,668,905
2,300,000	PNC Preferred Funding Trust III 8.7000%, 3/15/13 (144A)‡#	2,302,760
1,080,000	Wells Fargo Capital, 3.6250%, 4/15/15	1,103,515
3,760,000	Wells Fargo Capital, 7.7000%, 3/26/13‡#	3,797,600
		11,707,443
Telecommunication Services – 0.1%
1,685,000	Virgin Media Secured Finance PLC, 6.5000%, 1/15/18 (144A)**	1,655,513
Telephone – Integrated – 1.0%
985,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	987,463
6,345,000	Qwest Communications International, Inc. 7.1250%, 4/1/18 (144A)	6,329,138
7,349,000	Sprint Capital Corp., 7.6250%, 1/30/11	7,477,607
435,000	Sprint Capital Corp., 8.3750%, 3/15/12	456,206
		15,250,414
Television – 0.7%
193,000	CBS Corp., 6.6250%, 5/15/11	201,157
2,990,000	CBS Corp., 8.2000%, 5/15/14	3,524,971
5,226,000	CBS Corp., 8.8750%, 5/15/19	6,574,924
		10,301,052
Transportation – Railroad – 0.4%
1,285,259	CSX Corp., 8.3750%, 10/15/14	1,519,703
816,000	Kansas City Southern de Mexico S.A. de C.V., 7.6250%, 12/1/13	832,320
2,845,000	Kansas City Southern de Mexico SA de C.V., 8.0000%, 2/1/18 (144A)	2,944,575
484,000	Kansas City Southern Railway 13.0000%, 12/15/13	580,800
		5,877,398

Total Corporate Bonds (cost $485,765,092)		519,923,991

Preferred Stock – 0.1%
Food – Miscellaneous/Diversified – 0.1%
10	H.J. Heinz Finance Co., 8.0000% (144A) (cost $1,000,000)	1,068,750

U.S. Treasury Notes/Bonds – 11.0%
$7,500,000	1.3750%, 2/15/12	7,602,540
3,595,000	0.8750%, 2/29/12	3,614,233
710,000	1.3750%, 1/15/13	719,541
450,000	1.7500%, 4/15/13	460,229
9,470,000	2.7500%, 10/31/13	9,966,436
5,630,000	1.7500%, 1/31/14	5,720,609
17,045,000	1.8750%, 2/28/14	17,369,911
2,384,000	2.6250%, 7/31/14	2,491,094
2,250,000	2.3750%, 8/31/14	2,326,113
1,505,000	2.3750%, 9/30/14	1,554,501
630,000	2.1250%, 11/30/14	643,388
1,880,000	2.6250%, 12/31/14	1,958,137
12,160,000	2.2500%, 1/31/15	12,463,052
$15,895,000	2.3750%, 2/28/15	16,381,864
9,030,000	2.5000%, 3/31/15	9,357,338
13,170,000	2.5000%, 4/30/15	13,638,154
1,330,000	2.1250%, 5/31/15	1,352,863
31,860,000	3.6250%, 2/15/20	33,662,064
6,175,000	3.5000%, 5/15/20	6,462,508
7,235,000	5.2500%, 2/15/29	8,706,874
7,500,000	4.3750%, 11/15/39	8,096,483
2,255,000	4.6250%, 2/15/40	2,534,760
6,165,000	4.3750%, 5/15/40	6,667,817

Total U.S. Treasury Notes/Bonds (cost $167,642,767)		173,750,509

Money Market – 5.3%
83,615,075	Janus Cash Liquidity Fund LLC, 0% (cost $83,615,075)	83,615,075

Total Investments (total cost $1,488,778,838) – 99.5%		1,573,936,787

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		7,607,659

Net Assets – 100%		$1,581,544,446

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$6,619,622	0.4%
Belgium	2,906,181	0.2%
Bermuda	4,962,982	0.3%
Brazil	26,470,035	1.7%
Canada	55,353,705	3.5%
Cayman Islands	7,542,300	0.5%
Germany	12,131,494	0.8%
Hong Kong	1,142,834	0.1%
India	5,287,282	0.3%
Ireland	8,697,323	0.6%
Luxembourg	7,969,936	0.5%
Mexico	3,776,895	0.2%
Netherlands	1,593,272	0.1%
Switzerland	72,826,871	4.6%
United Kingdom	33,559,498	2.1%
United States††	1,323,096,557	84.1%

Total	$1,573,936,787	100.0%

††	Includes Cash Equivalents (78.8% excluding Cash Equivalents).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 7/29/10	2,800,000	$4,182,792	$(100,952)
British Pound 8/5/10	2,000,000	2,987,706	(49,425)
British Pound 8/12/10	5,100,000	7,618,649	(57,134)
Swiss Franc 7/29/10	290,000	269,264	(16,559)
Swiss Franc 8/12/10	15,200,000	14,117,148	(417,407)

Total		$29,175,559	$(641,477)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 15

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2010 (unaudited)	Balanced
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$1,488,779
Unaffiliated investments at value	$1,490,322
Affiliated money market investments	83,615
Cash	100
Receivables:
Investments sold	97
Portfolio shares sold	164
Dividends	2,877
Interest	8,436
Non-interested Trustees’ deferred compensation	42
Other assets	15
Total Assets	1,585,668
Liabilities:
Payables:
Investments purchased	1,651
Portfolio shares repurchased	858
Advisory fees	732
Distribution fees and shareholder servicing fees – Service Shares	141
Non-interested Trustees’ fees and expenses	4
Non-interested Trustees’ deferred compensation fees	42
Accrued expenses and other payables	55
Forward currency contracts	641
Total Liabilities	4,124
Net Assets	$1,581,544
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,425,953
Undistributed net investment income/(loss)*	6,811
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	64,248
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	84,532
Total Net Assets	$1,581,544
Net Assets – Institutional Shares	$910,147
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	35,602
Net Asset Value Per Share	$25.56
Net Assets – Service Shares	$671,397
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	25,266
Net Asset Value Per Share	$26.57

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

16 | JUNE 30, 2010

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2010 (unaudited)	Balanced
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$18,401
Dividends	11,771
Dividends from affiliates	21
Foreign tax withheld	(678)
Total Investment Income	29,515
Expenses:
Advisory fees	4,592
Transfer agent fees and expenses	1
Custodian fees	27
Non-interested Trustees’ fees and expenses	23
Distribution fees and shareholder servicing fees – Service Shares	853
Other expenses	117
Non-recurring costs (Note 4)	1
Costs assumed by Janus Capital Management LLC (Note 4)	(1)
Total Expenses	5,613
Expense and Fee Offset	–
Net Expenses	5,613
Net Investment Income/(Loss)	23,902
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	88,942
Net realized gain/(loss) from futures contracts	(544)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(166,458)
Net Gain/(Loss) on Investments	(78,060)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(54,158)

See Notes to Financial Statements.

Janus Aspen Series | 17

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2010 (unaudited)	Balanced
and the fiscal year ended December 31, 2009	Portfolio
(all numbers in thousands)	2010	2009

Operations:
Net investment income/(loss)	$23,902	$43,989
Net realized gain/(loss) from investment and foreign currency transactions	88,942	(290)
Net realized gain/(loss) from futures contracts	(544)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(166,458)	303,095
Net Increase/(Decrease) in Net Assets Resulting from Operations	(54,158)	346,794
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(15,363)	(28,280)
Service Shares	(10,232)	(15,590)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	(36,120)
Service Shares	–	(20,147)
Net (Decrease) from Dividends and Distributions	(25,595)	(100,137)
Capital Share Transactions:
Shares sold
Institutional Shares	16,205	27,049
Service Shares	84,140	148,534
Reinvested dividends and distributions
Institutional Shares	15,363	64,400
Service Shares	10,232	35,737
Shares repurchased
Institutional Shares	(96,209)	(151,608)
Service Shares	(54,833)	(90,516)
Net Increase/(Decrease) from Capital Share Transactions	(25,102)	33,596
Net Increase/(Decrease) in Net Assets	(104,855)	280,253
Net Assets:
Beginning of period	1,686,399	1,406,146
End of period	$1,581,544	$1,686,399

Undistributed net investment income/(loss)*	$6,811	$8,504

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

18 | JUNE 30, 2010

Financial Highlights

Institutional Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Balanced Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$26.88	$22.90	$30.04	$27.89	$25.74	$24.39
Income from Investment Operations:
Net investment income/(loss)	.44	.78	.81	.82	.61	.61
Net gain/(loss) on investments (both realized and unrealized)	(1.32)	4.91	(5.23)	2.09	2.12	1.31
Total from Investment Operations	(.88)	5.69	(4.42)	2.91	2.73	1.92
Less Distributions:
Dividends (from net investment income)*	(.44)	(.75)	(.74)	(.76)	(.58)	(.57)
Distributions (from capital gains)*	–	(.96)	(1.98)	–	–	–
Total Distributions	(.44)	(1.71)	(2.72)	(.76)	(.58)	(.57)
Net Asset Value, End of Period	$25.56	$26.88	$22.90	$30.04	$27.89	$25.74
Total Return**	(3.29)%	25.89%	(15.81)%	10.50%	10.72%	7.95%
Net Assets, End of Period (in thousands)	$910,147	$1,020,287	$926,938	$1,335,428	$1,475,350	$1,681,985
Average Net Assets for the Period (in thousands)	$996,024	$946,559	$1,150,680	$1,417,947	$1,554,032	$1,887,185
Ratio of Gross Expenses to Average Net Assets***	0.57%	0.57%	0.57%	0.57%	0.58%	0.57%
Ratio of Net Expenses to Average Net Assets***	0.57%	0.57%	0.57%	0.57%	0.57%	0.56%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.96%	3.03%	2.77%	2.54%	2.04%	2.01%
Portfolio Turnover Rate***	86%	169%	120%	54%	52%	52%

Service Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Balanced Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$27.93	$23.76	$31.07	$28.83	$26.61	$25.24
Income from Investment Operations:
Net investment income/(loss)	.38	.73	.72	.70	.49	.45
Net gain/(loss) on investments (both realized and unrealized)	(1.33)	5.11	(5.37)	2.24	2.27	1.46
Total from Investment Operations	(.95)	5.84	(4.65)	2.94	2.76	1.91
Less Distributions:
Dividends (from net investment income)*	(.41)	(.71)	(.68)	(.70)	(.54)	(.54)
Distributions (from capital gains)*	–	(.96)	(1.98)	–	–	–
Total Distributions	(.41)	(1.67)	(2.66)	(.70)	(.54)	(.54)
Net Asset Value, End of Period	$26.57	$27.93	$23.76	$31.07	$28.83	$26.61
Total Return**	(3.40)%	25.53%	(16.00)%	10.25%	10.46%	7.62%
Net Assets, End of Period (in thousands)	$671,397	$666,112	$479,208	$579,181	$509,087	$559,467
Average Net Assets for the Period (in thousands)	$687,662	$554,206	$542,837	$545,997	$515,319	$526,693
Ratio of Gross Expenses to Average Net Assets***	0.82%	0.82%	0.82%	0.82%	0.83%	0.82%
Ratio of Net Expenses to Average Net Assets***	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.72%	2.77%	2.53%	2.27%	1.79%	1.77%
Portfolio Turnover Rate***	86%	169%	120%	54%	52%	52%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

See Notes to Financial Statements.

Janus Aspen Series | 19

Notes to Schedule of Investments (unaudited)

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Barclays Capital U.S. Government/Credit Bond Index (45%).

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Barclays Capital U.S. Government/Credit Bond Index	Composed of all bonds that are investment grade with at least one year until maturity.

Lipper Variable Annuity Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
#	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2010.

20 | JUNE 30, 2010

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Balanced Portfolio
Common Stock
Aerospace and Defense	$13,907,283	$7,131,778	$–
Agricultural Chemicals	–	16,769,592	–
Casino Hotels	–	6,619,622	–
Cellular Telecommunications	–	5,553,099	–
Commercial Banks	–	19,782,851	–
Diversified Banking Institutions	44,781,428	17,107,943	–
Diversified Operations	16,874,158	1,142,834	–
Food – Miscellaneous/Diversified	10,452,399	15,134,418	–
Oil Companies – Integrated	17,718,673	14,789,561	–
Soap and Cleaning Preparations	–	10,205,089	–
All Other	577,607,734	–	–

Corporate Bonds	–	519,923,991	–

Preferred Stock	–	1,068,750	–

U.S. Treasury Notes/Bonds	–	173,750,509	–

Money Market	–	83,615,075	–

Total Investments in Securities	$681,341,675	$892,595,112	$–

Other Financial Instruments(a):	$–	$(641,477)	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2010 is noted below.

Portfolio	Aggregate Value

Janus Aspen Balanced Portfolio	$144,668,975

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2010.

Janus Aspen Series | 21

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Balanced Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests in a combination of equity securities selected for growth potential and securities selected for income potential. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of

22 | JUNE 30, 2010

shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2010, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2010 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective June 30, 2010. This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose

24 | JUNE 30, 2010

performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including counterparty risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post

26 | JUNE 30, 2010

collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of June 30, 2010

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts			Forward currency contracts	$641,477

Total				$641,477

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Interest Rate Contracts	$(544,039)	$-	$-	$-	$(544,039)

Foreign Exchange Contracts	–	–	–	7,384,507	7,384,507

Total	$–	$–	$–	$7,384,507	$6,840,468

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$(2,502,763)	$(2,502,763)

Total	$–	$–	$–	$(2,502,763)	$(2,502,763)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

28 | JUNE 30, 2010

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the six-month period ended June 30, 2010 are indicated in the table below:

Portfolio	Average Monthly Value	Rates

Janus Aspen Balanced Portfolio	$52,631	4.2500%

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and the Portfolio’s return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no

30 | JUNE 30, 2010

assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Portfolio’s sensitivity to interest changes and causing its price to decline.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and the Portfolio no longer has any securities on loan. Management continues to review the program and may resume securities lending.

Securities Traded on a To-Be-Announced Basis
The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an

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Notes to Financial Statements (unaudited) (continued)

amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Balanced Portfolio	All Asset Levels	0.55

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the

32 | JUNE 30, 2010

payments made during a calendar year, the Portfolio will be reimbursed for the difference.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2010 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2010.

For the six-month period ended June 30, 2010, Janus Capital assumed $13,702 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $26,000 was paid by the Trust during the six-month period ended June 30, 2010. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the six-month period ended June 30, 2010, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Janus Aspen Series | 33

Notes to Financial Statements (unaudited) (continued)

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/10

Janus Aspen Balanced Portfolio
Janus Cash Liquidity Fund LLC	$382,262,964	$(307,948,472)	$21,122	$83,615,075

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Balanced Portfolio	$1,489,378,177	$142,190,031	$(57,631,421)	$84,558,610

Net capital loss carryovers as of December 31, 2009 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

Portfolio	December 31, 2017	Accumulated Capital Losses

Janus Aspen Balanced Portfolio	$(21,642,932)	$(21,642,932)

6.	Capital Share Transactions

For the six-month period ended
June 30, 2010 (unaudited) and the fiscal year ended	Janus Aspen Balanced Portfolio
December 31, 2009 (all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Institutional Shares
Shares sold	598	1,104
Reinvested dividends and distributions	598	2,688
Shares repurchased	(3,555)	(6,301)
Net Increase/(Decrease) in Portfolio Shares	(2,359)	(2,509)
Shares Outstanding, Beginning of Period	37,961	40,470
Shares Outstanding, End of Period	35,602	37,961

34 | JUNE 30, 2010

For the six-month period ended
June 30, 2010 (unaudited) and the fiscal year ended	Janus Aspen Balanced Portfolio
December 31, 2009 (all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Service Shares
Shares sold	2,983	5,855
Reinvested dividends and distributions	384	1,434
Shares repurchased	(1,953)	(3,609)
Net Increase/(Decrease) in Portfolio Shares	1,414	3,680
Shares Outstanding, Beginning of Period	23,852	20,172
Shares Outstanding, End of Period	25,266	23,852

7.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Balanced Portfolio	$440,254,993	$623,052,505	$257,752,584	$160,459,147

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit Court of Appeals.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the

Janus Aspen Series | 35

Notes to Financial Statements (unaudited) (continued)

future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. The Portfolio adopted disclosures that are effective for interim and annual periods beginning after December 15, 2009, and the applicable disclosures have been presented within Note 1 “Organization and Significant Accounting Policies.” Other required disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Portfolio’s financial statement disclosures.

10.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2010 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

36 | JUNE 30, 2010

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

38 | JUNE 30, 2010

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

Janus Aspen Series | 39

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

40 | JUNE 30, 2010

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Janus Aspen Series | 41

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 10, 2010. At the meeting, the following matter was voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
To elect nine Trustees, each of whom is considered “independent.”

		Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Trustees	Record Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total

Jerome S. Contro	10,252,890,836	7,855,307,847	442,811,261	8,298,119,108	76.615%	4.319%	80.934%	94.664%	5.336%	100.000%
William F. McCalpin	10,252,890,836	7,857,359,595	440,759,513	8,298,119,108	76.635%	4.299%	80.934%	94.688%	5.312%	100.000%
John W. McCarter, Jr.	10,252,890,836	7,851,984,322	446,134,786	8,298,119,108	76.583%	4.351%	80.934%	94.624%	5.376%	100.000%
Dennis B. Mullen	10,252,890,836	7,848,139,711	449,979,397	8,298,119,108	76.545%	4.389%	80.934%	94.577%	5.423%	100.000%
James T. Rothe	10,252,890,836	7,855,885,543	442,233,565	8,298,119,108	76.621%	4.313%	80.934%	94.671%	5.329%	100.000%
William D. Stewart	10,252,890,836	7,855,883,028	442,236,080	8,298,119,108	76.621%	4.313%	80.934%	94.671%	5.329%	100.000%
Martin H. Waldinger	10,252,890,836	7,836,263,289	461,855,819	8,298,119,108	76.429%	4.505%	80.934%	94.434%	5.566%	100.000%
Linda S. Wolf	10,252,890,836	7,858,724,319	439,394,789	8,298,119,108	76.648%	4.286%	80.934%	94.705%	5.295%	100.000%
John P. McGonigle	10,252,890,836	7,861,369,717	436,749,392	8,298,119,108	76.674%	4.260%	80.934%	94.737%	5.263%	100.000%

42 | June 30, 2010

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Janus Aspen Series | 43

Notes

44 | June 30, 2010

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (8/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0710-267	8-31-10 109-24-81132 09-10

2010 SEMIANNUAL REPORT

Janus Aspen Series

Janus Aspen Enterprise Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If a Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2010. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2010 to June 30, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Enterprise Portfolio (unaudited)

Portfolio Snapshot
We believe that investing in companies with predictable and sustainable growth can drive consistent returns and help us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

Performance Overview

During the six months ended June 30, 2010, Janus Aspen Enterprise Portfolio’s Institutional Shares and Service Shares returned -3.92% and -4.01%, respectively. Meanwhile, the Portfolio’s benchmark, the Russell Midcap Growth Index, returned -3.31%.

Economic Overview

U.S. equity markets began 2010 on a bullish note, but soon gave way to worries that the economic recovery may slow due in part to rising interest rates and tighter lending in China. Indices regained their footing later in the first quarter; however, first quarter gains were more than erased in the second quarter, as European sovereign debt issues took center stage. Doubt over whether European countries could contain contagion was the backdrop to a significant sell-off on May 6. Worries that deep spending cuts from government austerity measures could derail global growth and weakening U.S. economic data towards period end added to the bearish tone.

Asset Class Overview

Small-cap and mid-cap stocks significantly outperformed large-caps during the period, while value outperformed growth within midcaps. Within our index, the Russell Midcap Growth Index, energy, utilities and information technology were the weakest performing sectors, while health care, consumer staples and consumer discretionary were the best performers.

Strategy Overview

We continue to focus on what we characterize as higher quality, less volatile names across a variety of sectors. This hampered performance during the first quarter in which higher beta (more volatile) names outperformed. When the market encountered its highest volatility in May, most stocks fell together as correlations rose. As such, our quality focus did not help as much as we had hoped. Our performance has also been hindered from a higher than average market capitalization exposure relative to the index. Longer term, we feel our holdings will outperform. Towards that end, we reduced the Portfolio’s holdings to better emphasize those companies in which we have the highest conviction.

Individual detractors included Global Payments, Inc., an electronic payments processing provider. We like the company for its strong presence in Asia via a relationship with U.K. bank HSBC, which should provide strong long-term growth opportunities.

Semiconductor equipment provider KLA-Tencor Corp. also traded lower during the period. In general, we believe the semiconductor spending environment continues to improve, which should benefit the semiconductor equipment maker. We also think the company, which has improved its operational performance, can continue to gain market share.

Symantec Corp., a leading provider of computer security software, disappointed investors with somewhat lower-than-expected profit margins. We like the company’s competitive position and feel its new CEO will be able to better monetize its intellectual property. The company’s valuation as of period end was also undemanding, in our opinion, relative to its prospects.

Among individual contributors, Millipore Corp. posted strong gains during the period after it agreed to be acquired. The transaction verified our thesis that the maker of filtration devices for biotechnology production was undervalued given its lead position in a market in which barriers to entry are high once products are designed into a process.

ARM Holdings PLC, the U.K.-based semiconductor intellectual property licensing company, has experienced increasing royalty revenues from the growth in smart phones and revenue licensing from semiconductor manufacturers. ARM’s dominant market share in low-powered, mobile devices gives it a competitive advantage, as it is difficult for clients to change technology providers once a relationship has been established.

2 | JUNE 30, 2010

(unaudited)

Berkshire Hathaway, Inc. – Class B, a conglomerate of what we consider world-class insurance companies, benefited from a 50-for-1 stock split and its inclusion in the S&P 500 Index during the period. Berkshire has historically been a stable company with a strong insurance franchise and a solid track record for deploying capital effectively. We believe the company is over capitalized and should be able to take advantage of the dislocations in the market.

Outlook

The economic environment and macroeconomic backdrop are improved from the 2009 period but still uncertain, in our view. The bulk of the recession appears to have run its course, and the economy has returned to growth. However, the longer-term outlook is still mixed, with a number of positives and negatives offsetting each other.

Clearly, the economy has been recovering from a very deep trough. Key macroeconomic indicators in the U.S. including the Purchasing Managers Index, spending, confidence, and gross domestic product (GDP), all point to renewed levels of business activity. Unemployment, generally a lagging indicator, is likely to begin to move lower through the year. Companies, many of which went into lockdown mode in late 2008 through 2009, are now beginning to look at growth projects and business reinvestment, rather than cost-cutting and balance sheet management. Consumers, who took a year off from making discretionary purchases of all sorts, are now spending again. The federal government continues to spend stimulus funds. All of these variables argue for a healthy economic backdrop through 2010.

However, the longer-term picture remains much more uncertain. There are a number of positive and negative cross-currents. On the positive side, global GDP growth, corporate balance sheets, and American business culture are significant positives. On the negative side, consumer deleveraging, government balance sheet stress, and the fragile housing market remain concerns.

Growth in emerging markets, including China, Brazil, and India, should benefit American corporations, because many do business in those markets. Companies with strong brands or unique intellectual property should be able to tap into these markets for many years of growth with high returns on capital.

Additionally, corporate balance sheets are in very strong shape. Scarred by two recessions in a decade, corporations have generally, although not universally, pared down debt and bulked up cash. These conservative balance sheets will allow corporations to spend against growth opportunities, which will help drive growth in the U.S.; one company’s capital expenditure is another’s revenue.

As a final positive, the flexible labor markets and entrepreneurial spirit of the United States are genuine positives. One way to measure economic growth is by productivity multiplied by the workforce. The country has exited challenging periods before because new innovations and a labor force free to capitalize on those innovations have driven strong productivity improvements. To the extent corporate America has leaned its cost structure through the recession, it may be able to capitalize on better productivity to drive growth as the economy recovers.

Moving to the negatives, consumer credit continues to shrink at a modest pace. If the deleveraging consumer is a secular, rather than cyclical phenomenon, that will act as a headwind to growth as consumers pay down debt rather than purchase. Other postwar recessions have been marked by a return to greater levels of leverage, which has driven robust recoveries. It remains to be seen whether consumer credit will continue to shrink or will grow again.

The fiscal picture of the United States, and other developed sovereign states, is another headwind. With high debt, continued budget deficits, and large new entitlement programs, the government is in an unsustainable position; taxes must rise, spending must come down, or real interest rates must go up. While the timing of any of these outcomes is difficult to assess, the outcomes themselves are not. Higher taxes or lower spending would act as a drag on GDP growth, and higher interest rates would be a headwind for capital investment throughout the economy, and therefore also act as a drag on GDP growth.

Finally, the housing market remains fragile. While there are signs of a bottoming, as prices are modestly rising and new home starts appear to be ticking up slightly, there are still potential issues. Housing starts continue to languish at trough levels, and the expiration of the homebuyer’s tax credit and the Federal Reserve’s mortgage purchase program are headwinds.

With all of these cross-currents, we are focusing on companies that we believe can succeed in all macroeconomic environments. These are generally companies that exhibit sustainable and predictable growth, with strong management teams, high and stable operating margins, and high or improving returns on invested capital. We look to pay a reasonable price for these companies, and sell them if they achieve our price target or if the

Janus Aspen Series | 3

Janus Aspen Enterprise Portfolio (unaudited)

fundamental story changes materially. We continue to find opportunities that meet these criteria in all sectors of the economy.

Thank you for your investment in Janus Aspen Enterprise Portfolio.

Janus Aspen Enterprise Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Millipore Corp.	0.47%
ARM Holdings PLC	0.45%
Berkshire Hathaway, Inc. – Class B	0.27%
Apple, Inc.	0.25%
Fastenal Co.	0.23%

5 Bottom Performers – Holdings

Contribution

Global Payments, Inc.	–0.50%
KLA-Tencor Corp.	–0.46%
Symantec Corp.	–0.44%
Lamar Advertising Co. – Class A	–0.37%
athenahealth, Inc.	–0.36%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equities)	Index Weighting

Industrials	0.24%	18.78%	15.02%
Utilities	0.00%	0.00%	2.72%
Consumer Staples	–0.01%	1.78%	7.16%
Financials	–0.15%	8.31%	8.65%
Telecommunication Services	–0.17%	4.86%	1.09%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equities)	Index Weighting

Information Technology	–1.94%	28.31%	23.42%
Health Care	–0.68%	18.94%	13.82%
Consumer Discretionary	–0.62%	9.57%	18.08%
Materials	–0.28%	2.99%	4.76%
Energy	–0.26%	6.46%	5.28%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | JUNE 30, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2010

Crown Castle International Corp. Wireless Equipment	4.2%
Celgene Corp. Medical – Biomedical and Genetic	3.3%
Atmel Corp. Semiconductor Components/Integrated Circuits	2.7%
Li & Fung, Ltd. Distribution/Wholesale	2.6%
IHS, Inc. – Class A Computer Services	2.5%

15.3%

Asset Allocation – (% of Net Assets)
As of June 30, 2010

Emerging Markets comprised 0.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2010

As of December 31, 2009

Janus Aspen Series | 5

Janus Aspen Enterprise Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010						Expense Ratios – per the May 1, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Enterprise Portfolio – Institutional Shares	–3.92%	21.74%	3.95%	–5.26%	8.30%	0.70%

Janus Aspen Enterprise Portfolio – Service Shares	–4.01%	21.46%	3.70%	–5.49%	8.02%	0.95%

Russell Midcap® Growth Index	–3.31%	21.30%	1.37%	–1.99%	7.22%

Lipper Quartile – Institutional Shares	–	1st	1st	3rd	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Multi-Cap Growth Funds	–	12/113	17/79	30/39	2/8

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

See important disclosures on the next page.

6 | JUNE 30, 2010

(unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2009. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$961.10	$3.26

Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$959.90	$4.47

Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	$4.61

†	Expenses are equal to the annualized expense ratio of 0.67% for Institutional Shares and 0.92% for Service Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Aspen Series | 7

Janus Aspen Enterprise Portfolio

Schedule of Investments (unaudited)

As of June 30, 2010

Shares		Value

Common Stock – 97.3%
Advertising Sales – 1.4%
291,401	Lamar Advertising Co. – Class A*	$7,145,153
Aerospace and Defense – 1.6%
182,380	Empresa Brasileira de Aeronautica S.A. (ADR)	3,820,861
85,700	TransDigm Group, Inc.*	4,373,271
		8,194,132
Agricultural Chemicals – 1.4%
83,140	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	7,169,994
Airlines – 1.6%
306,478	Ryanair Holdings PLC (ADR)*,**	8,302,489
Auction House – Art Dealer – 1.2%
341,130	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	6,215,389
Commercial Services – 0.6%
76,045	CoStar Group, Inc.*	2,950,546
Commercial Services – Finance – 3.8%
196,760	Global Payments, Inc.	7,189,610
98,708	Interactive Data Corp	3,294,873
99,900	Paychex, Inc.	2,594,403
211,275	Verisk Analytics, Inc.*	6,317,123
		19,396,009
Computer Aided Design – 0.4%
48,765	ANSYS, Inc.*	1,978,396
Computer Services – 2.5%
221,205	IHS, Inc. – Class A*	12,922,796
Computers – 1.7%
34,270	Apple, Inc.*	8,619,933
Consulting Services – 1.0%
220,039	Gartner, Inc.*	5,115,907
Containers – Metal and Glass – 1.4%
141,091	Ball Corp.	7,453,838
Decision Support Software – 2.1%
397,045	MSCI, Inc.*	10,879,033
Diagnostic Equipment – 0.5%
58,222	Gen-Probe, Inc.*	2,644,443
Distribution/Wholesale – 4.6%
143,630	Fastenal Co.	7,208,790
3,011,860	Li & Fung, Ltd.	13,483,532
28,945	W.W. Grainger, Inc.	2,878,580
		23,570,902
Educational Software – 0.7%
103,085	Blackboard, Inc.*	3,848,163
Electric Products – Miscellaneous – 1.0%
126,900	AMETEK, Inc.	5,095,035
Electronic Components – Miscellaneous – 2.4%
638,200	Flextronics International Ltd.*	3,573,920
351,875	Tyco Electronics, Ltd. (U.S. Shares)	8,930,588
		12,504,508
Electronic Components – Semiconductors – 1.5%
1,917,161	ARM Holdings PLC	7,930,979
Electronic Connectors – 2.0%
266,630	Amphenol Corp. – Class A	10,473,226
Electronic Measuring Instruments – 2.3%
420,379	Trimble Navigation, Ltd.*	11,770,612
Entertainment Software – 0.6%
227,355	Electronic Arts, Inc.*	3,273,912
Fiduciary Banks – 0.7%
76,733	Northern Trust Corp.	3,583,431
Finance – Other Services – 0.6%
10,778	CME Group, Inc.	3,034,546
Hazardous Waste Disposal – 0.5%
38,980	Stericycle, Inc.*	2,556,308
Instruments – Controls – 0.8%
36,895	Mettler-Toledo International, Inc.*	4,118,589
Instruments – Scientific – 1.8%
190,031	Thermo Fisher Scientific, Inc.*	9,321,021
Internet Security – 1.5%
553,245	Symantec Corp.*	7,679,041
Investment Management and Advisory Services – 2.1%
81,554	Eaton Vance Corp.	2,251,706
372,790	National Financial Partners Corp.*	3,642,158
116,556	T. Rowe Price Group, Inc.	5,173,921
		11,067,785
Machinery – General Industrial – 2.1%
192,425	Roper Industries, Inc.	10,768,103
Medical – Biomedical and Genetic – 6.8%
334,945	Celgene Corp.*	17,021,904
51,000	Genzyme Corp.*	2,589,270
132,762	Gilead Sciences, Inc.*	4,551,081
77,525	Millipore Corp.*	8,268,041
73,015	Vertex Pharmaceuticals, Inc.*	2,402,194
		34,832,490
Medical – Drugs – 1.7%
28,275	Biovail, Corp.	544,011
59,895	Shire PLC (ADR)	3,676,355
84,526	Valeant Pharmaceuticals International*	4,419,865
		8,640,231
Medical Information Systems – 0.7%
146,990	athenahealth, Inc.*	3,840,849
Medical Instruments – 2.9%
318,780	St. Jude Medical, Inc.*	11,504,770
62,910	Techne Corp.	3,614,180
		15,118,950
Medical Products – 5.3%
212,740	Covidien PLC (U.S. Shares)**	8,547,893
113,230	Henry Schein, Inc.*	6,216,327
238,970	Varian Medical Systems, Inc.*	12,493,351
		27,257,571
Metal Processors and Fabricators – 1.4%
69,615	Precision Castparts Corp.	7,164,776
Networking Products – 1.0%
232,645	Juniper Networks, Inc.*	5,308,959
Oil Companies – Exploration and Production – 2.6%
34,514	EOG Resources, Inc.	3,395,142
223,740	Ultra Petroleum Corp. (U.S. Shares)*	9,900,495
		13,295,637

See Notes to Schedule of Investments and Financial Statements.

8 | JUNE 30, 2010

Schedule of Investments (unaudited)

As of June 30, 2010

Shares		Value

Oil Field Machinery and Equipment – 1.3%
219,010	Dresser-Rand Group, Inc.*	$6,909,766
Pipelines – 1.5%
138,095	Kinder Morgan Management LLC*	7,814,796
Printing – Commercial – 1.4%
148,413	VistaPrint NV (U.S. Shares)*,**	7,048,133
Real Estate Management/Services – 0.7%
52,891	Jones Lang LaSalle, Inc.	3,471,765
Reinsurance – 0.7%
46,720	Berkshire Hathaway, Inc. – Class B*	3,723,117
Retail – Apparel and Shoe – 0.5%
239,310	American Eagle Outfitters, Inc.	2,811,893
Retail – Automobile – 0.8%
117,045	Copart, Inc.*	4,191,381
Retail – Bedding – 0.6%
81,416	Bed Bath & Beyond, Inc.*	3,018,905
Retail – Office Supplies – 0.7%
193,935	Staples, Inc.	3,694,462
Retail – Regional Department Stores – 0.7%
81,070	Kohl’s Corp.*	3,850,825
Semiconductor Components/Integrated Circuits – 2.7%
2,870,825	Atmel Corp.*	13,779,960
Semiconductor Equipment – 1.7%
316,378	KLA-Tencor Corp.	8,820,619
Telecommunication Equipment – 0.5%
104,409	CommScope, Inc.*	2,481,802
Telecommunication Equipment – Fiber Optics – 0.7%
222,315	Corning, Inc.	3,590,387
Telecommunication Services – 1.5%
280,844	Amdocs, Ltd. (U.S. Shares)*	7,540,661
Toys – 1.0%
241,376	Mattel, Inc.	5,107,516
Transactional Software – 1.2%
165,900	Solera Holdings, Inc.	6,005,580
Transportation – Railroad – 0.6%
56,835	Canadian National Railway Co. (U.S. Shares)	3,261,192
Transportation – Services – 2.3%
133,240	C.H. Robinson Worldwide, Inc.	7,416,139
133,432	Expeditors International of Washington, Inc.	4,604,738
		12,020,877
Transportation – Truck – 1.1%
148,340	Landstar System, Inc.	5,783,777
Vitamins and Nutrition Products – 1.0%
91,915	Mead Johnson Nutrition Co. – Class A	4,606,780
Web Hosting/Design – 1.1%
71,273	Equinix, Inc.*	5,788,793
Wireless Equipment – 4.2%
587,395	Crown Castle International Corp.*	21,886,338

Total Common Stock (cost $401,591,160)		502,253,007

Money Market – 2.5%
12,822,403	Janus Cash Liquidity Fund LLC, 0% (cost $12,822,403)	12,822,403

Total Investments (total cost $414,413,563) – 99.8%		515,075,410

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		833,343

Net Assets – 100%		$515,908,753

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$13,483,533	2.6%
Brazil	3,820,861	0.7%
Canada	27,091,081	5.3%
Guernsey	7,540,661	1.5%
Ireland	16,850,382	3.3%
Jersey	3,676,355	0.7%
Netherlands	7,048,133	1.4%
Singapore	3,573,920	0.7%
Switzerland	8,930,588	1.7%
United Kingdom	7,930,979	1.5%
United States††	415,128,917	80.6%

Total	$515,075,410	100.0%

††	Includes Cash Equivalents (78.1% excluding Cash Equivalents).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

Euro 7/29/10	1,870,000	$2,286,725	$(1,223)
Euro 8/5/10	1,950,000	2,384,636	13,513
Euro 8/12/10	2,251,387	2,753,298	33,806

Total		$7,424,659	$46,096

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2010 (unaudited)	Enterprise
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$414,414
Unaffiliated investments at value	$502,253
Affiliated money market investments	12,822
Cash	1
Receivables:
Investments sold	5,101
Portfolio shares sold	377
Dividends	262
Non-interested Trustees’ deferred compensation	15
Other assets	5
Forward currency contracts	47
Total Assets	520,883
Liabilities:
Payables:
Investments purchased	3,928
Portfolio shares repurchased	617
Advisory fees	285
Transfer agent fees and expenses	–
Distribution fees and shareholder servicing fees – Service Shares	43
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	15
Accrued expenses and other payables	82
Forward currency contracts	1
Total Liabilities	4,974
Net Assets	$515,909
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$599,857
Undistributed net investment income/(loss)*	(674)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(183,980)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	100,706
Total Net Assets	$515,909
Net Assets – Institutional Shares	$318,516
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	10,773
Net Asset Value Per Share	$29.57
Net Assets – Service Shares	$197,393
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,879
Net Asset Value Per Share	$28.70

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

10 | JUNE 30, 2010

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2010 (unaudited)	Enterprise
(all numbers in thousands)	Portfolio

Investment Income:
Dividends	$1,602
Dividends from affiliates	8
Foreign tax withheld	(36)
Total Investment Income	1,574
Expenses:
Advisory fees	1,859
Transfer agent fees and expenses	1
Registration fees	14
Audit fees	21
Custodian fees	12
Non-interested Trustees’ fees and expenses	10
Distribution fees and shareholder servicing fees – Service Shares	273
Other expenses	43
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	2,233
Expense and Fee Offset	–
Net Expenses	2,233
Net Investment Income/(Loss)	(659)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	9,456
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(28,435)
Net Gain/(Loss) on Investments	(18,979)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(19,638)

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2010 (unaudited)	Enterprise
and the fiscal year ended December 31, 2009	Portfolio
(all numbers in thousands)	2010	2009

Operations:
Net investment income/(loss)	$(659)	$(430)
Net realized gain/(loss) from investment and foreign currency transactions	9,456	(82,369)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(28,435)	273,818
Net Increase/(Decrease) in Net Assets Resulting from Operations	(19,638)	191,019
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(239)	–
Service Shares	–	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(239)	–
Capital Share Transactions:
Shares sold
Institutional Shares	11,043	29,154
Service Shares	13,734	29,876
Reinvested dividends and distributions
Institutional Shares	239	–
Service Shares	–	–
Shares repurchased
Institutional Shares	(51,948)	(54,964)
Service Shares	(30,198)	(67,362)
Net Increase/(Decrease) from Capital Share Transactions	(57,130)	(63,296)
Net Increase/(Decrease) in Net Assets	(77,007)	127,723
Net Assets:
Beginning of period	592,916	465,193
End of period	$515,909	$592,916

Undistributed net investment income/(loss)*	$(674)	$224

*	See Note 5 in Notes to Financial Statements

See Notes to Financial Statements.

12 | JUNE 30, 2010

Financial Highlights

Institutional Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Enterprise Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$30.79	$21.26	$39.96	$32.97	$29.02	$25.84
Income from Investment Operations:
Net investment income/(loss)	.01	.05	.13	.12	.03	.08
Net gain/(loss) on investments (both realized and unrealized)	(1.21)	9.48	(16.82)	7.15	3.92	3.10
Total from Investment Operations	(1.20)	9.53	(16.69)	7.27	3.95	3.18
Less Distributions:
Dividends (from net investment income)*	(.02)	–	(.08)	(.08)	–	–
Distributions (from capital gains)*	–	–	(1.93)	(.20)	–	–
Total Distributions	(.02)	–	(2.01)	(.28)	–	–
Net Asset Value, End of Period	$29.57	$30.79	$21.26	$39.96	$32.97	$29.02
Total Return**	(3.89)%	44.83%	(43.75)%	22.10%	13.61%	12.31%
Net Assets, End of Period (in thousands)	$318,516	$371,092	$279,088	$565,996	$523,173	$532,085
Average Net Assets for the Period (in thousands)	$365,835	$311,752	$453,662	$550,938	$525,467	$706,963
Ratio of Gross Expenses to Average Net Assets***	0.67%	0.70%	0.67%	0.68%	0.69%	0.67%
Ratio of Net Expenses to Average Net Assets***	0.67%	0.70%	0.67%	0.68%	0.69%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.13)%	0.02%	0.32%	0.27%	(0.03)%	(0.01)%
Portfolio Turnover Rate***	21%	36%	60%	45%	41%	32%

Service Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Enterprise Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$29.90	$20.70	$38.97	$32.19	$28.41	$25.36
Income from Investment Operations:
Net investment income/(loss)	(.09)	(.09)	.02	.04	(.09)	(.05)
Net gain/(loss) on investments (both realized and unrealized)	(1.11)	9.29	(16.34)	6.96	3.87	3.10
Total from Investment Operations	(1.20)	9.20	(16.32)	7.00	3.78	3.05
Less Distributions:
Dividends (from net investment income)*	–	–	(.02)	(.02)	–	–
Distributions (from capital gains)*	–	–	(1.93)	(.20)	–	–
Total Distributions	–	–	(1.95)	(.22)	–	–
Net Asset Value, End of Period	$28.70	$29.90	$20.70	$38.97	$32.19	$28.41
Total Return**	(4.01)%	44.44%	(43.88)%	21.80%	13.31%	12.03%
Net Assets, End of Period (in thousands)	$197,393	$221,824	$186,105	$368,990	$254,484	$256,225
Average Net Assets for the Period (in thousands)	$220,045	$196,683	$300,898	$300,362	$253,611	$244,487
Ratio of Gross Expenses to Average Net Assets***	0.92%	0.95%	0.92%	0.93%	0.94%	0.92%
Ratio of Net Expenses to Average Net Assets***	0.92%	0.95%	0.92%	0.93%	0.94%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.38)%	(0.25)%	0.07%	0.01%	(0.28)%	(0.23)%
Portfolio Turnover Rate***	21%	36%	60%	45%	41%	32%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Enterprise Portfolio
Common Stock
Aerospace and Defense	$4,373,271	$3,820,861	$–
Airlines	–	8,302,489	–
Distribution/Wholesale	10,087,370	13,483,533	–
Electronic Components – Semiconductors	–	7,930,979	–
Medical – Drugs	4,963,876	3,676,355	–
All Other	445,614,273	–	–

Money Market	–	12,822,403	–

Total Investments in Securities	$465,038,790	$50,036,620	$–

Other Financial Instruments(a):	$–	$46,096	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2010 is noted below.

Portfolio	Aggregate Value

Janus Aspen Enterprise Portfolio	$23,898,516

14 | JUNE 30, 2010

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Enterprise Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2010, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

16 | JUNE 30, 2010

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2010 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective June 30, 2010. This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including counterparty risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the

18 | JUNE 30, 2010

values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit

20 | JUNE 30, 2010

industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of June 30, 2010

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$47,319	Forward currency contracts	$1,223

Total		$47,319		$1,223

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$1,629,882	$1,629,882

Total	$–	$–	$–	$1,629,882	$1,629,882

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$(322,307)	$(322,307)

Total	$–	$–	$–	$(322,307)	$(322,307)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

22 | JUNE 30, 2010

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and the Portfolio no longer has any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Enterprise Portfolio	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2010 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2010.

For the six-month period ended June 30, 2010, Janus Capital assumed $13,702 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $26,000 was paid by the Trust during the six-month period ended June 30, 2010. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio

24 | JUNE 30, 2010

could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the six-month period ended June 30, 2010, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/10

Janus Aspen Enterprise Portfolio
Janus Cash Liquidity Fund LLC	$55,314,010	$(52,081,628)	$8,227	$12,822,403

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Enterprise Portfolio	$415,998,543	$134,856,205	$(35,779,338)	$99,076,867

Net capital loss carryovers as of December 31, 2009 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

	December 31,	December 31,	December 31,	Accumulated
Portfolio	2010	2011	2017	Capital Losses

Janus Aspen Enterprise Portfolio	$(53,089,575)	$(24,166,141)	$(114,216,963)	$(191,472,679)

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

6.	Capital Share Transactions

For the six-month period ended
June 30, 2010 (unaudited) and the fiscal year ended	Janus Aspen Enterprise Portfolio
December 31, 2009 (all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Institutional Shares
Shares sold	347	1,200
Reinvested dividends and distributions	8	–
Shares repurchased	(1,634)	(2,275)
Net Increase/(Decrease) in Portfolio Shares	(1,279)	(1,075)
Shares Outstanding, Beginning of Period	12,052	13,127
Shares Outstanding, End of Period	10,773	12,052
Transactions in Portfolio Shares – Service Shares
Shares sold	442	1,248
Reinvested dividends and distributions	–	–
Shares repurchased	(982)	(2,821)
Net Increase/(Decrease) in Portfolio Shares	(540)	(1,573)
Shares Outstanding, Beginning of Period	7,419	8,992
Shares Outstanding, End of Period	6,879	7,419

7.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Enterprise Portfolio	$59,165,670	$121,379,047	$–	$–

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the

26 | JUNE 30, 2010

Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit Court of Appeals.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. The Portfolio adopted disclosures that are effective for interim and annual periods beginning after December 15, 2009, and the applicable disclosures have been presented within Note 1 “Organization and Significant Accounting Policies.” Other required disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Portfolio’s financial statement disclosures.

10.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2010 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 27

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

28 | JUNE 30, 2010

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

Janus Aspen Series | 29

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

30 | JUNE 30, 2010

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series | 31

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 10, 2010. At the meeting, the following matter was voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
To elect nine Trustees, each of whom is considered “independent.”

		Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Trustees	Record Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total

Jerome S. Contro	10,252,890,836	7,855,307,847	442,811,261	8,298,119,108	76.615%	4.319%	80.934%	94.664%	5.336%	100.000%
William F. McCalpin	10,252,890,836	7,857,359,595	440,759,513	8,298,119,108	76.635%	4.299%	80.934%	94.688%	5.312%	100.000%
John W. McCarter, Jr.	10,252,890,836	7,851,984,322	446,134,786	8,298,119,108	76.583%	4.351%	80.934%	94.624%	5.376%	100.000%
Dennis B. Mullen	10,252,890,836	7,848,139,711	449,979,397	8,298,119,108	76.545%	4.389%	80.934%	94.577%	5.423%	100.000%
James T. Rothe	10,252,890,836	7,855,885,543	442,233,565	8,298,119,108	76.621%	4.313%	80.934%	94.671%	5.329%	100.000%
William D. Stewart	10,252,890,836	7,855,883,028	442,236,080	8,298,119,108	76.621%	4.313%	80.934%	94.671%	5.329%	100.000%
Martin H. Waldinger	10,252,890,836	7,836,263,289	461,855,819	8,298,119,108	76.429%	4.505%	80.934%	94.434%	5.566%	100.000%
Linda S. Wolf	10,252,890,836	7,858,724,319	439,394,789	8,298,119,108	76.648%	4.286%	80.934%	94.705%	5.295%	100.000%
John P. McGonigle	10,252,890,836	7,861,369,717	436,749,392	8,298,119,108	76.674%	4.260%	80.934%	94.737%	5.263%	100.000%

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Janus Aspen Series | 33

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (8/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0710-267	8-31-10 109-24-81135 09-10

2010 SEMIANNUAL REPORT

Janus Aspen Series

Janus Aspen Flexible Bond Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If a Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2010. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2010 to June 30, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2011. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Flexible Bond Portfolio (unaudited)

Portfolio Snapshot
We believe a bottom-up, fundamentally-driven investment process that focuses on credit can generate risk-adjusted outperformance relative to peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the six-month period ended June 30, 2010, Janus Aspen Flexible Bond Portfolio’s Institutional Shares and Service Shares returned 5.35% and 5.21%, respectively, compared to a 5.33% return for the Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Economic Overview

Optimism over improving economic data in the U.S. and abroad and positive momentum from corporate earnings helped financial markets begin 2010 on a high note. In the U.S., interest rates were relatively stable, credit spreads narrowed further and equity markets continued to march higher, reaching 17-month highs in late April before heading lower for the remainder of the period. A general aversion to risk dominated sentiment in the latter half of the period as investors sought the relative safety of U.S. Treasuries. Fueling the rally in Treasuries and the increased volatility in interest rates were growing concerns over slowing global growth, the European debt crisis and overall uncertainty about government policy measures coming out of Washington D.C. Economic growth in the U.S. during the first quarter proved to be slower than expected with the Gross Domestic Product (GDP) being revised from its initial reading of over 3.0% to 2.7%. From manufacturing to housing and employment, economic data released during the second quarter suggested that a continued moderation in economic growth is likely. In addition, inflation remains less of a near-term concern as data released during the period pointed to little inflation at the end consumer level.

The “flight to quality” drove interest rates across the yield curve lower during the period with long-term rates coming off of their highest levels since June 2009 and breaking through the lower end of the relatively narrow range they had been in during the first quarter. This move propelled long-term U.S. Treasuries to the top of the list of outperformers as the 10-year Treasury yield finished below 3.00% and the 30-year yield closed under 4.00%. Both represented the lowest levels respectively in over a year. While there was a small flattening of the yield curve, the 233 basis points (bps) difference between yields on the 10-year and 2-year U.S. Treasuries was still near the high end of its historical range. Commercial mortgage backed securities (CMBS) were among the top performers as well amid narrowing spreads. Elsewhere, mortgage-backed securities (MBS) underperformed the market, while spreads, or the difference in yields on corporate credits relative to U.S. Treasuries, widened. Higher quality corporate credit outperformed the general market, but high yield credits underperformed. Investment grade and high-yield spreads were 21 bps and 83 bps wider, respectively.

Portfolio Comments

During the period we increased our exposure to U.S. Treasuries, taking down our corporate credit weighting from roughly 82% to 64%, while bringing our U.S. Treasury weighting up from near 17% to just under 33%, which is roughly in line with the Portfolio’s benchmark weighting in Treasuries. Our corporate credit positions and zero exposure to MBS and government agencies contributed to relative results. Tilting our Treasury holdings more towards the short end of the yield curve hurt relative performance as did having no CMBS holdings. The higher coupon/yield advantage of corporate credit more than offset the negative impact of widening spreads. Within corporate credit, our selections within brokerage and technology outperformed. In terms of detractors, our positions in banking and independent energy were relatively weak.

We continue to see little value in MBS, CMBS and agency markets given the historically narrow spreads and structural challenges facing these markets. We trimmed our exposure to the consumer amid the rising economic uncertainty and increased our holdings in companies that typically have high, stable cash flows, such as utilities, natural gas pipelines and cable companies. We continue to favor real estate investment trusts (REITS) as a way to garner exposure to real estate outside of the CMBS market. We particularly like U.S. multifamily and office-

2 | JUNE 30, 2010

(unaudited)

related names with class-A properties amid rising rents and falling vacancies. Continued weakness in housing could drive further declines in residential vacancy rates and higher rents. Overall, we are favoring individual credits of companies we believe are better positioned to gain market share from weaker rivals amid what is likely to remain a difficult macroeconomic environment. The Portfolio’s duration lengthened during the quarter and was higher relative to the index (4.95 years vs. 4.21 years).

Contributors to Portfolio performance

Vancouver, Canada-based Teck Resources, Ltd., which focuses on metallic coal mining, is a good example of a fallen angel, in our view. The company ran into trouble and subsequently recovered through its focus on paying down debt and strengthening its financial position. The company’s bonds were upgraded to investment grade during the period, which helped make our holding a top individual performer. We continue to maintain an overweight exposure to the name. Office property REIT Arden Realty Inc., which is part of General Electric Company, outperformed during the six-month period. We think Arden’s asset base in top-tier office and industrial properties in the U.S. gives it an attractive lending profile and maintained our position.

Detractors from relative performance

Our credit holding in Anadarko Petroleum Corp., an oil and exploration production company, was among the top detractors as the company was at the center of the tragic oil spill in the Gulf of Mexico. While we think Anadarko has a good management team and attractive assets and production profile, we cut our position in half when the spill occurred given it was such an unknown risk in our view. We later exited the position as we saw growing uncertainty surrounding its potential liability and did not like the binary risk this represented.

Our bond holdings in L-3 Communications Corp., a defense contractor, declined amid the general “flight to quality” during the second-half of the period. While some of its bonds have been upgraded to investment grade, there remains some legacy non-investment grade debt that the company has been working to pay down. We think management remains intent on eliminating this lower quality debt in an attempt to improve its overall credit profile.

(Please see “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.)

Conclusion

Our underlying view on the economy and markets remains that it is going to take time for the worldwide corrective deleveraging process to complete. The deleveraging process started with individuals, businesses and financial institutions aggressively paying down debt with a focus on improving their balance sheets. In light of the significant deleveraging of corporate and financial balance sheets there has been a significant increase in U.S. government spending and thus government debt in an effort to maintain and spur economic activity. The result has been an increased risk profile for many governments around the globe. The next stage of the deleveraging process will involve over-levered governments attempting to improve their fiscal positions through austerity measures, tax hikes and/or other methods. With this in mind, we believe that additional government intervention in the corrective process, through allowing bondholders only to suffer no or small losses, will likely serve to prolong this clearing out of the system and remains a key focus.

The sovereign credit problems that unfolded in Europe are closely tied to the corrective process of cleansing the system of the excesses of the past few decades, which were driven by loose lending standards, excessive risk taking and a lack of prudence and regulatory oversight, fueled by low interest rates. As credit markets continue to heal, the availability and demand for credit will likely remain relatively weak. We believe this will continue to represent a headwind to economic activity, particularly in more developed nations. The prospects for slower growth could be supportive of U.S. Treasury yields and could contribute to further strength in the Treasury market. We have seen relatively strong demand for U.S. Treasuries driven by a flight-to-quality trade related to the problems in Europe, which put downward pressure on yields. We think U.S. Treasuries could continue to benefit from the austerity measures as well as concerns around the slowing economy over the near term. Longer term, we still see upward pressure on interest rates given the large and growing financing needs of the U.S. Government and the excessive liquidity in the system. The underlying fundamental deleveraging trend that we have entered should be supportive of corporate credit over the longer term. We find that management teams are very focused on their capital structures post the 2008 crisis and will continue to drive significant deleveraging as well as improved liquidity profiles in their businesses. While the fundamental backdrop remains positive, we think the significant imbalances in the global economy will lead to more significant volatility in the markets over the near term.

Janus Aspen Series | 3

Janus Aspen Flexible Bond Portfolio (unaudited)

We remain cautious on the mortgage backed securities, agencies and commercial mortgage backed securities, specifically acknowledging that the housing market may be in worse shape than many expect. The availability of mortgages to homebuyers is still relatively tight and private investor demand for MBS continues to be weak. Historically tight spreads and lack of transparency surrounding the Federal Reserve’s exit strategy, specifically around what it is going to do with the more than $1 trillion of MBS on its balance sheet, adds to the uncertainty and the significant concerns we have for this sector, agencies and CMBS.

Corporate credit is an area that remains attractive to us from a valuation perspective. With this in mind, after the significant rally in credit spreads in 2009, we believe that active security selection will be critical in generating returns, given the structural changes and other challenges impacting the fixed income market. Corporate America continues to reduce leverage and improve liquidity, focusing on improving overall health while the economy continues to recover. We are watching the consumer closely as personal consumption represents over 70% of the economy. In light of the uncertainty and market volatility, consumer confidence has held up quite well in our opinion and we have seen a significant improvement in retail activity. However, we believe continued uncertainty over financial and regulatory reforms, income taxes and other policy actions coming out of Washington D.C. have made it difficult for companies and individuals to plan for the long term. Corporate war chests (i.e. cash) have been growing, suggesting the potential for increased investment and spending, but activities such as hiring and mergers & acquisitions have been slow to materialize. Europe’s woes have driven corporations to take a more cautious stance and delay many of the activities companies normally would pursue at this stage of the economic cycle. This has dampened activity in the private sector and represents a headwind to sustainable economic growth in our view. We think this growth is more likely to be uneven. Couple this with the structural changes and the difficulties this may cause passive investors, and we believe an active investment approach encompassing individual security selection is likely to provide investors with the best opportunity to outperform on a risk adjusted basis.

As a result, we continue to emphasize the importance of corporate credit and credit analysis in fixed income investing. We believe our strengths lie in our fundamental bottom-up analysis and robust risk management. We continue to believe that corporate credit remains an area where we can effectively apply these strengths and create value for our shareholders over the long term.

Thank you for your investment in Janus Aspen Flexible Bond Portfolio.

4 | JUNE 30, 2010

(unaudited)

Janus Aspen Flexible Bond Portfolio At A Glance

Portfolio Profile
June 30, 2010

Weighted Average Maturity	6.6 Years
Average Effective Duration*	4.9 Years
30-day Current Yield**
Institutional Shares
Without Reimbursement	3.40%
With Reimbursement	3.40%
Service Shares
Without Reimbursement	3.13%
With Reimbursement	3.13%
Weighted Average Fixed Income Credit Rating	A+
Number of Bonds/Notes	255

*	A theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Net Assets)
June 30, 2010

AAA	32.7%
AA	10.0%
A	8.6%
BBB	30.3%
BB	13.8%
B	2.3%
Other	2.3%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2010

Asset Allocation – (% of Net Assets)
As of June 30, 2010

Emerging markets comprised 0.7% of total net assets.

Janus Aspen Series | 5

Janus Aspen Flexible Bond Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010						Expense Ratios – per the May 1, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Flexible Bond Portfolio – Institutional Shares	5.35%	13.69%	7.16%	7.12%	7.49%	0.59%	0.55%(a)

Janus Aspen Flexible Bond Portfolio – Service Shares	5.21%	13.44%	6.91%	6.86%	7.28%	0.84%	0.80%(b)

Barclays Capital U.S. Aggregate Bond Index	5.33%	9.50%	5.54%	6.47%	6.16%

Lipper Quartile – Institutional Shares	–	2nd	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Intermediate Investment Grade Debt Funds	–	22/86	11/67	4/38	1/14

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

See important disclosures on the next page.

6 | JUNE 30, 2010

(unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2009. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Janus Aspen Series | 7

Janus Aspen Flexible Bond Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,054.30	$2.85

Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	$2.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,052.90	$4.12

Hypothetical (5% return before expenses)	$1,000.00	$1,020.78	$4.06

†	Expenses are equal to the annualized expense ratio of 0.56% for Institutional Shares and 0.81% for Service Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

8 | JUNE 30, 2010

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2010

Shares or Principal Amount		Value

Corporate Bonds – 63.5%
Advertising Services – 0.5%
$250,000	WPP Finance UK 5.8750%, 6/15/14	$271,247
1,620,000	WPP Finance UK 8.0000%, 9/15/14	1,899,383
		2,170,630
Agricultural Chemicals – 0.2%
712,000	Mosaic Co. 7.6250%, 12/1/16 (144A)	768,988
Airlines – 0.1%
635,000	Southwest Airlines Co. 5.2500%, 10/1/14	668,390
Automotive – Cars and Light Trucks – 0.4%
1,614,000	Daimler Finance North America LLC 6.5000%, 11/15/13	1,806,449
Beverages – Non-Alcoholic – 0.2%
985,000	Dr. Pepper Snapple Group, Inc. 6.1200%, 5/1/13	1,096,013
Brewery – 1.4%
1,580,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14	1,816,739
1,540,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19 (144A)	1,869,193
2,315,000	Anheuser-Busch InBev Worldwide, Inc. 5.3750%, 1/15/20 (144A)	2,494,629
		6,180,561
Building – Residential and Commercial – 0.7%
580,000	D.R. Horton, Inc. 7.8750%, 8/15/11	606,100
835,000	MDC Holdings, Inc. 5.3750%, 12/15/14	848,635
1,685,000	Toll Brothers Finance, Corp. 6.7500%, 11/1/19	1,651,787
		3,106,522
Building and Construction Products – Miscellaneous – 0.3%
1,075,000	Owens Corning 9.0000%, 6/15/19	1,271,057
Building Products – Cement and Aggregate – 0.6%
320,000	CRH America, Inc. 5.6250%, 9/30/11	332,163
625,000	CRH America Inc. 6.9500%, 3/15/12	676,857
2,000,000	Hanson Ltd. 6.1250%, 8/15/16	1,920,000
		2,929,020
Cable/Satellite TV – 2.3%
2,570,000	Comcast Corp. 5.7000%, 5/15/18	2,825,066
2,380,000	Comcast Corp. 5.1500%, 3/1/20	2,491,739
670,000	Comcast Corp. 6.4000%, 3/1/40	721,133
1,290,000	Comcast Corp. 6.5500%, 7/1/39	1,410,721
2,305,000	COX Communications, Inc. 6.2500%, 6/1/18 (144A)	2,570,215
$325,000	COX Communications, Inc. 9.3750%, 1/15/19 (144A)	430,708
		10,449,582
Casino Services – 0.6%
2,145,000	International Game Technology 7.5000%, 6/15/19	2,490,797
330,000	International Game Technology 5.5000%, 6/15/20	340,435
		2,831,232
Chemicals – Diversified – 0.2%
640,000	Dow Chemical Co. 7.6000%, 5/15/14	739,112
Coatings and Paint Products – 0.4%
1,727,000	RPM International, Inc. 6.1250%, 10/15/19	1,836,675
Commercial Banks – 3.5%
1,725,000	American Express Bank FSB 5.5000%, 4/16/13	1,863,918
1,170,000	Credit Suisse New York 5.0000%, 5/15/13	1,250,008
1,340,000	Credit Suisse New York 5.5000%, 5/1/14	1,465,076
1,310,000	Credit Suisse New York 5.4000%, 1/14/20	1,302,486
2,730,000	Discover Bank 8.7000%, 11/18/19	3,030,829
935,000	Discover Bank 7.0000%, 4/15/20	944,098
330,000	Regions Bank 7.5000%, 5/15/18	335,013
525,000	Regions Financial Corp. 5.7500%, 6/15/15	521,679
1,085,000	Regions Financial Corp. 4.8750%, 4/26/13	1,090,611
2,170,000	US Bank 3.7780%, 4/29/20‡	2,203,634
1,355,000	Zions Bancorporation 7.7500%, 9/23/14	1,380,715
345,000	Zions Bancorporation 5.5000%, 11/16/15	311,363
		15,699,430
Computer Services – 0.2%
960,000	Affiliated Computer Services, Inc. 5.2000%, 6/1/15	1,004,481
Computers – Memory Devices – 0.8%
530,000	Seagate HDD Cayman 6.8750%, 5/1/20 (144A)	503,500
1,622,000	Seagate Technology 6.3750%, 10/1/11	1,662,550
1,205,000	Seagate Technology 10.0000%, 5/1/14 (144A)	1,373,700
		3,539,750
Consulting Services – 0.1%
240,000	FTI Consulting Inc. 7.7500%, 10/1/16	242,400

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2010

Shares or Principal Amount		Value

Containers – Metal and Glass – 0.2%
$340,000	Ball Corp. 7.1250%, 9/1/16	$355,725
378,000	Ball Corp. 7.3750%, 9/1/19	393,120
		748,845
Dialysis Centers – 0.2%
957,000	DaVita, Inc. 6.6250%, 3/15/13	958,196
Diversified Banking Institutions – 1.9%
2,475,000	Citigroup, Inc. 5.6250%, 8/27/12	2,550,529
1,615,000	GMAC, Inc. 6.8750%, 9/15/11	1,637,206
1,130,000	Goldman Sachs Group, Inc. 5.3750%, 3/15/20	1,116,571
1,490,000	Goldman Sachs Group, Inc. 6.0000%, 6/15/20	1,536,388
1,590,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	1,755,734
		8,596,428
Diversified Financial Services – 2.5%
675,000	General Electric Capital Corp. 4.8000%, 5/1/13	719,603
945,000	General Electric Capital Corp. 5.9000%, 5/13/14	1,043,106
4,708,000	General Electric Capital Corp. 6.0000%, 8/7/19	5,096,744
3,315,000	General Electric Capital Corp. 5.5000%, 1/8/20	3,503,143
960,000	General Electric Capital Corp. 6.1500%, 8/7/37	973,932
		11,336,528
Diversified Minerals – 1.6%
640,000	Teck Resources, Ltd. 7.0000%, 9/15/12	688,348
1,530,000	Teck Resources, Ltd. 9.7500%, 5/15/14	1,808,178
1,205,000	Teck Resources, Ltd. 5.3750%, 10/1/15	1,258,468
1,555,000	Teck Resources, Ltd. 10.7500%, 5/15/19	1,905,342
1,760,000	Teck Resources, Ltd. 6.1250%, 10/1/35	1,751,200
		7,411,536
Diversified Operations – 0.9%
905,000	SPX Corp 7.6250%, 12/15/14	929,888
2,735,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	2,953,534
		3,883,422
Electric – Generation – 0.4%
1,590,000	Allegheny Energy Supply Co. LLC 8.2500%, 4/15/12 (144A)	1,736,864
Electric – Integrated – 1.4%
$1,075,000	CMS Energy Corp. 1.2528%, 1/15/13‡	1,013,188
1,125,000	Monongahela Power Co. 6.7000%, 6/15/14	1,258,862
525,000	Pacific Gas & Electric Co. 4.8000%, 3/1/14	568,894
1,090,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	1,182,927
2,160,000	Xcel Energy, Inc. 4.7000%, 5/15/20	2,247,581
		6,271,452
Electronic Components – Semiconductors – 1.1%
1,105,000	National Semiconductor Corp. 6.1500%, 6/15/12	1,183,377
2,075,000	National Semiconductor Corp. 3.9500%, 4/15/15	2,102,850
1,614,000	National Semiconductor Corp. 6.6000%, 6/15/17	1,808,198
		5,094,425
Electronic Connectors – 0.6%
2,715,000	Amphenol Corp. 4.7500%, 11/15/14	2,876,885
Electronics – Military – 1.4%
1,522,000	L-3 Communications Corp. 6.1250%, 7/15/13	1,537,220
400,000	L-3 Communications Corp. 5.8750%, 1/15/15	395,000
4,611,000	L-3 Communications Corp. 6.3750%, 10/15/15	4,611,000
		6,543,220
Enterprise Software/Services – 0.4%
1,368,000	BMC Software, Inc. 7.2500%, 6/1/18	1,634,610
Finance – Auto Loans – 0.6%
770,000	Ford Motor Credit Co. LLC 9.7500%, 9/15/10	779,513
905,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	929,680
877,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	896,797
		2,605,990
Finance – Credit Card – 0.7%
690,000	American Express Co. 7.0000%, 3/19/18	795,841
1,730,000	American Express Co. 6.8000%, 9/1/66‡	1,647,825
720,000	American Express Credit Co. 7.3000%, 8/20/13	815,188
		3,258,854
Finance – Investment Bankers/Brokers – 1.3%
668,000	Charles Schwab Corp. 4.9500%, 6/1/14	724,266
1,325,000	Jefferies Group, Inc. 8.5000%, 7/15/19	1,488,321
453,000	Lazard Group LLC 7.1250%, 5/15/15	477,099

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2010

Schedule of Investments (unaudited)

As of June 30, 2010

Shares or Principal Amount		Value

Finance – Investment Bankers/Brokers – (continued)
$780,000	Lazard Group LLC 6.8500%, 6/15/17	$789,903
810,000	Schwab Capital Trust I 7.5000%, 11/15/37‡	802,694
790,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	819,844
990,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	1,042,949
		6,145,076
Finance – Other Services – 0.5%
1,725,000	CME Group, Inc. 5.7500%, 2/15/14	1,918,693
519,000	NASDAQ OMX Group, Inc. 4.0000%, 1/15/15	527,702
		2,446,395
Food – Meat Products – 1.2%
735,000	Smithfield Foods, Inc. 7.0000%, 8/1/11	746,944
4,490,000	Tyson Foods Inc. 7.8500%, 4/1/16	4,882,875
		5,629,819
Food – Miscellaneous/Diversified – 0.6%
371,000	Dole Food Co., Inc. 13.8750%, 3/15/14	434,998
1,645,000	Kraft Foods, Inc. 2.6250%, 5/8/13	1,676,179
670,000	Kraft Foods, Inc. 5.3750%, 2/10/20	717,939
		2,829,116
Gas – Distribution – 0.1%
320,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	325,600
Hotels and Motels – 1.2%
516,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	538,359
388,000	Hyatt Hotels Corp. 6.8750%, 8/15/19 (144A)	417,160
1,705,000	Marriott International Inc. 4.6250%, 6/15/12	1,766,400
480,000	Marriott International Inc. 5.6250%, 2/15/13	511,386
335,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	360,125
1,810,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	1,832,626
		5,426,056
Investment Management and Advisory Services – 2.5%
1,435,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	1,695,335
665,000	Ameriprise Financial, Inc. 5.3000%, 3/15/20	694,758
1,369,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	1,300,550
2,200,000	BlackRock, Inc. 3.5000%, 12/10/14	2,281,628
1,655,000	BlackRock, Inc. 5.0000%, 12/10/19	1,759,051
$1,300,000	FMR LLC 6.4500%, 11/15/39 (144A)	1,379,481
640,000	Franklin Resources, Inc. 2.0000%, 5/20/13	649,507
670,000	Franklin Resources, Inc. 3.1250%, 5/20/15	686,231
980,000	Franklin Resources, Inc. 4.6250%, 5/20/20	1,029,057
		11,475,598
Life and Health Insurance – 1.0%
1,426,000	Aflac, Inc. 6.9000%, 12/17/39	1,482,316
1,625,000	Prudential Financial, Inc. 3.6250%, 9/17/12	1,673,705
483,000	Prudential Financial, Inc. 4.7500%, 6/13/15	500,006
660,000	Prudential Financial, Inc. 7.3750%, 6/15/19	764,250
		4,420,277
Machinery – General Industrial – 0.3%
1,298,000	Roper Industries, Inc. 6.2500%, 9/1/19	1,439,033
Medical – Biomedical and Genetic – 0.9%
330,000	Amgen, Inc. 4.5000%, 3/15/20	354,102
880,000	Bio-Rad Laboratories, Inc. 6.1250%, 12/15/14	884,400
825,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	860,063
810,000	Genzyme Corp. 3.6250%, 6/15/15 (144A)	819,320
1,000,000	Genzyme Corp. 5.0000%, 6/15/20 (144A)	1,029,994
		3,947,879
Medical – Drugs – 1.5%
2,030,000	Abbott Laboratories 4.1250%, 5/27/20	2,126,589
2,700,000	Abbott Laboratories 5.3000%, 5/27/40	2,833,470
1,475,000	Novartis Capital Corp. 1.9000%, 4/24/13	1,497,287
455,000	Novartis Capital Corp. 4.4000%, 4/24/20	490,546
		6,947,892
Medical – Hospitals – 0.7%
2,160,000	HCA, Inc. 9.2500%, 11/15/16	2,289,600
720,000	HCA, Inc. 8.5000%, 4/15/19	763,200
		3,052,800
Medical – Wholesale Drug Distributors – 0.3%
660,000	McKesson Corp. 6.5000%, 2/15/14	754,113
570,000	McKesson Corp. 7.5000%, 2/15/19	707,003
		1,461,116

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2010

Shares or Principal Amount		Value

Medical Labs and Testing Services – 0.9%
$2,420,000	Roche Holdings, Inc. 4.5000%, 3/1/12 (144A)	$2,548,323
1,515,000	Roche Holdings, Inc. 6.0000%, 3/1/19 (144A)	1,764,813
		4,313,136
Medical Products – 0.6%
1,120,000	CareFusion Corp. 4.1250%, 8/1/12	1,169,950
1,425,000	Hospira, Inc. 6.4000%, 5/15/15	1,618,988
		2,788,938
Metal – Copper – 0.8%
1,415,000	Freeport-McMoRan Copper & Gold, Inc. 8.2500%, 4/1/15	1,535,275
1,775,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, 4/1/17	1,952,500
		3,487,775
Metal Processors and Fabricators – 0.1%
385,000	Timken Co. 6.0000%, 9/15/14	421,571
Multi-Line Insurance – 0.5%
515,000	Genworth Financial, Inc. 8.6250%, 12/15/16	549,203
750,000	MetLife, Inc. 6.7500%, 6/1/16	848,512
875,000	MetLife Inc. 7.7170%, 2/15/19	1,041,442
		2,439,157
Multimedia – 1.8%
2,430,000	NBC Universal, Inc. 3.6500%, 4/30/15 (144A)	2,484,918
2,640,000	NBC Universal, Inc. 5.1500%, 4/30/20 (144A)	2,753,488
405,000	NBC Universal, Inc. 6.4000%, 4/30/40 (144A)	432,621
2,645,000	Time Warner, Inc. 4.8750%, 3/15/20	2,727,714
		8,398,741
Non-Hazardous Waste Disposal – 0.5%
800,000	Allied Waste North America, Inc. 6.5000%, 11/15/10	816,270
1,570,000	Allied Waste North America, Inc. 7.1250%, 5/15/16	1,683,825
		2,500,095
Office Automation and Equipment – 0.3%
215,000	Xerox Corp. 5.6500%, 5/15/13	232,709
522,000	Xerox Corp. 8.2500%, 5/15/14	611,860
470,000	Xerox, Corp. 5.6250%, 12/15/19	500,137
		1,344,706
Oil and Gas Drilling – 0.4%
1,360,000	Nabors Industries, Inc. 9.2500%, 1/15/19	1,672,047
Oil Companies – Exploration and Production – 0.5%
$1,700,000	Forest Oil Corp. 8.0000%, 12/15/11	1,768,000
615,000	Forest Oil Corp. 8.5000%, 2/15/14	641,138
		2,409,138
Oil Companies – Integrated – 0.2%
960,000	Shell International Finance BV 1.8750%, 3/25/13	968,064
Oil Refining and Marketing – 0.7%
1,310,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	1,441,422
1,445,000	Motiva Enterprises LLC 6.8500%, 1/15/40 (144A)	1,651,440
		3,092,862
Pharmacy Services – 0.5%
590,000	Express Scripts, Inc. 5.2500%, 6/15/12	630,313
1,610,000	Express Scripts, Inc. 6.2500%, 6/15/14	1,822,868
		2,453,181
Pipelines – 1.2%
330,000	El Paso Pipeline Partners Operating Co LLC 6.5000%, 4/1/20	337,043
650,000	Energy Transfer Partners L.P. 5.9500%, 2/1/15	693,486
536	Kern River Funding Corp. 4.8930%, 4/30/18 (144A)‡,§	556
409,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	441,736
2,420,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	2,311,099
500,000	Plains All American Pipeline L.P. 4.2500%, 9/1/12	522,379
420,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	501,333
670,000	Williams Partners LP, 3.8000%, 2/15/15 (144A)	674,350
		5,481,982
Property and Casualty Insurance – 0.2%
850,000	Fidelity National Financial, Inc. 6.6000%, 5/15/17	847,509
Real Estate Management/Services – 0.6%
1,315,000	AMB Property L.P. 6.1250%, 12/1/16	1,405,839
1,320,000	AMB Property L.P. 6.6250%, 12/1/19	1,422,408
		2,828,247
Reinsurance – 2.0%
2,720,000	Berkshire Hathaway Finance Corp 4.0000%, 4/15/12	2,861,062
1,990,000	Berkshire Hathaway, Inc. 1.4000%, 2/10/12	2,000,324
1,990,000	Berkshire Hathaway, Inc. 2.1250%, 2/11/13	2,031,738
2,025,000	Berkshire Hathaway, Inc. 3.2000%, 2/11/15	2,085,367
		8,978,491

See Notes to Schedule of Investments and Financial Statements.

12 | JUNE 30, 2010

Schedule of Investments (unaudited)

As of June 30, 2010

Shares or Principal Amount		Value

REIT – Diversified – 0.1%
$655,000	Digital Realty Trust LP 5.8750%, 2/1/20 (144A)	$668,262
REIT – Health Care – 1.1%
1,712,000	HCP, Inc. 6.4500%, 6/25/12	1,824,274
660,000	HCP, Inc. 5.6500%, 12/15/13	696,369
1,115,000	Senior Housing Properties Trust 6.7500%, 4/15/20	1,101,063
1,230,000	Ventas Realty LP / Ventas Capital Corp. 6.5000%, 6/1/16	1,252,468
155,000	Ventas Realty LP / Ventas Capital Corp. 6.7500%, 4/1/17	156,873
		5,031,047
REIT – Hotels – 0.5%
2,210,000	Host Hotels & Resorts LP 7.1250%, 11/1/13	2,226,575
REIT – Office Property – 0.8%
665,000	Reckson Operating Partnership LP 6.0000%, 3/31/16	644,438
2,911,000	Reckson Operating Partnership LP 7.7500%, 3/15/20 (144A)	2,853,799
		3,498,237
REIT – Warehouse/Industrial – 0.1%
585,000	ProLogis 7.3750%, 10/30/19	572,933
Resorts and Theme Parks – 0.2%
995,000	Vail Resorts, Inc. 6.7500%, 2/15/14	992,513
Retail – Apparel and Shoe – 0.5%
1,055,000	Limited Brands, Inc. 8.5000%, 6/15/19	1,136,762
455,000	Limited Brands, Inc. 7.0000%, 5/1/20	458,413
590,000	Phillips-Van Heusen Corp. 7.3750%, 5/15/20	595,163
		2,190,338
Retail – Auto Parts – 0.3%
1,320,000	Advance Auto Parts, Inc. 5.7500%, 5/1/20	1,349,682
Retail – Computer Equipment – 0.1%
335,000	GameStop Corp. 8.0000%, 10/1/12	344,213
Retail – Major Department Stores – 0.3%
1,110,000	Nordstrom, Inc. 6.7500%, 6/1/14	1,289,899
Retail – Propane Distribution – 0.2%
740,000	Amerigas Partners L.P. 7.2500%, 5/20/15	740,000
Retail – Regional Department Stores – 1.5%
610,000	JC Penney Corp., Inc. 9.0000%, 8/1/12	671,763
1,462,000	JC Penney Corp., Inc. 6.8750%, 10/15/15	1,553,375
565,000	JC Penney Corp., Inc. 5.7500%, 2/15/18	566,413
$123,000	JC Penney Corp., Inc. 6.3750%, 10/15/36	116,235
870,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	874,350
1,870,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	1,874,674
995,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	957,688
		6,614,498
Retail – Restaurants – 1.1%
1,873,000	Brinker International 5.7500%, 6/1/14	1,966,360
1,605,000	Darden Restaurants Inc. 5.6250%, 10/15/12	1,744,086
1,430,000	Denny’s Holdings, Inc. 10.0000%, 10/1/12	1,433,575
		5,144,021
Savings/Loan/Thrifts – 0.2%
1,045,000	Amsouth Bank 4.8500%, 4/1/13	1,034,849
Steel – Producers – 0.5%
435,000	ArcelorMittal 5.3750%, 6/1/13	457,490
353,000	ArcelorMittal 9.0000%, 2/15/15	415,289
1,336,000	Steel Dynamics, Inc. 7.7500%, 4/15/16	1,342,680
		2,215,459
Super-Regional Banks – 1.5%
775,000	National City Corp. 6.8750%, 5/15/19	869,952
670,000	PNC Funding Corp. 3.6250%, 2/8/15	689,668
1,000,000	PNC Funding Corp. 5.1250%, 2/8/20	1,039,816
1,300,000	PNC Preferred Funding Trust III 8.7000%, 3/15/13 (144A)‡,#	1,301,560
660,000	Wells Fargo & Co 3.6250%, 4/15/15	674,370
2,300,000	Wells Fargo Capital XIII 7.7000%, 3/26/13‡,#	2,323,000
		6,898,366
Telecommunication Services – 0.2%
980,000	Virgin Media Secured Finance PLC 6.5000%, 1/15/18 (144A)	962,850
Telephone – Integrated – 1.9%
670,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	671,675
4,015,000	Qwest Communications International, Inc. 7.1250%, 4/1/18 (144A)	4,004,962
3,600,000	Sprint Capital Corp. 7.6250%, 1/30/11	3,662,999
270,000	Sprint Capital Corp. 8.3750%, 3/15/12	283,163
		8,622,799

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 13

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2010

Shares or Principal Amount		Value

Television – 1.1%
$1,735,000	CBS Corp. 8.2000%, 5/15/14	$2,045,426
2,415,000	CBS Corp. 8.8750%, 5/15/19	3,038,355
		5,083,781
Transportation – Railroad – 1.0%
631,113	CSX Corp. 8.3750%, 10/15/14	746,234
310,000	Kansas City Southern de Mexico S.A. de C.V., 7.6250%, 12/1/13	316,200
205,000	Kansas City Southern de Mexico S.A. de C.V., 7.3750%, 6/1/14	208,588
2,770,000	Kansas City Southern de Mexico S.A. de C.V., 8.0000%, 2/1/18 (144A)	2,866,950
279,000	Kansas City Southern Railway 13.0000%, 12/15/13	334,800
		4,472,772

Total Corporate Bonds (cost $273,332,972)		289,222,938

U.S. Treasury Notes/Bonds – 32.8%
	U.S. Treasury Notes/Bonds:
1,970,000	1.1250%, 6/30/11	1,984,237
4,005,000	1.0000%, 10/31/11	4,033,003
705,000	1.0000%, 12/31/11	710,150
2,790,000	1.1250%, 1/15/12**	2,816,483
12,420,000	0.8750%, 1/31/12	12,485,975
15,865,000	0.8750%, 2/29/12	15,949,878
5,318,000	4.6250%, 2/29/12	5,679,874
3,965,000	1.3750%, 5/15/12	4,023,238
410,000	1.5000%, 7/15/12	417,463
1,000,000	1.3750%, 1/15/13	1,013,438
4,290,000	1.3750%, 2/15/13	4,346,306
455,000	1.7500%, 4/15/13	465,342
1,010,000	2.7500%, 10/31/13	1,062,946
6,130,000	1.7500%, 1/31/14	6,228,656
1,025,000	1.8750%, 2/28/14	1,044,539
710,000	1.7500%, 3/31/14	719,818
4,988,000	2.2500%, 5/31/14	5,146,603
2,435,000	2.6250%, 7/31/14	2,544,385
1,340,000	2.3750%, 8/31/14	1,385,330
3,685,000	2.3750%, 9/30/14	3,806,203
895,000	2.6250%, 12/31/14	932,198
4,990,000	2.2500%, 1/31/15	5,114,361
8,380,000	2.3750%, 2/28/15	8,636,679
5,925,000	2.5000%, 3/31/15	6,139,781
8,755,000	2.5000%, 4/30/15	9,066,214
600,000	2.1250%, 5/31/15	610,314
795,000	3.3750%, 11/15/19	823,384
22,095,000	3.6250%, 2/15/20	23,344,737
3,835,000	3.5000%, 5/15/20	4,013,558
4,329,000	4.3750%, 11/15/39	4,673,290
5,725,000	4.6250%, 2/15/40	6,435,255
3,230,000	4.3750%, 5/15/40	3,493,439

Total U.S. Treasury Notes/Bonds (cost $144,252,399)		149,147,077

Money Market – 3.0%
13,735,282	Janus Cash Liquidity Fund LLC, 0%, (cost $13,735,282)	13,735,282

Total Investments (total cost $431,320,653) – 99.3%		452,105,297

Cash, Receivables and Other Assets, net of Liabilities – 0.7%		3,373,087

Net Assets – 100%		$455,478,384

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$7, 914,458	1.8%
Cayman Islands	3, 539,750	0.8%
Luxembourg	3, 826,314	0.8%
Mexico	3,391,738	0.8%
Netherlands	968,064	0.2%
Switzerland	4,017,569	0.9%
United Kingdom	5,053,480	1.1%
United States††	423,393,924	93.6%

Total	$452,105,297	100.0%

††	Includes Cash Equivalents (90.6% excluding Cash Equivalents)

See Notes to Schedule of Investments and Financial Statements.

14 | JUNE 30, 2010

Statement of Assets and Liabilities

Janus Aspen
Flexible
As of June 30, 2010 (unaudited)	Bond
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$431,321
Unaffiliated investments at value	$438,370
Affiliated money market investments	13,735
Cash	85
Receivables:
Portfolio shares sold	247
Dividends	2
Interest	5,061
Non-interested Trustees’ deferred compensation	12
Other assets	7
Total Assets	457,519
Liabilities:
Payables:
Investments purchased	1,148
Portfolio shares repurchased	595
Advisory fees	190
Distribution fees and shareholder servicing fees – Service Shares	17
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	12
Accrued expenses and other payables	76
Total Liabilities	2,041
Net Assets	$455,478
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$422,370
Undistributed net investment income/(loss)*	600
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	11,725
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	20,783
Total Net Assets	$455,478
Net Assets – Institutional Shares	$371,388
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	29,481
Net Asset Value Per Share	$12.60
Net Assets – Service Shares	$84,090
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,263
Net Asset Value Per Share	$13.43

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 15

Statement of Operations

Janus Aspen
Flexible
For the six-month period ended June 30, 2010 (unaudited)	Bond
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$9,938
Dividends from affiliates	8
Total Investment Income	9,946
Expenses:
Advisory fees	1,055
Transfer agent fees and expenses	1
Registration fees	12
Custodian fees	10
Audit fees	13
Non-interested Trustees’ fees and expenses	3
Distribution fees and shareholder servicing fees – Service Shares	97
Other expenses	39
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	1,230
Expense and Fee Offset	–
Net Expenses	1,230
Net Investment Income/(Loss)	8,716
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	12,146
Net realized gain/(loss) from futures contracts	(340)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	685
Net Gain/(Loss) on Investments	12,491
Net Increase/(Decrease) in Net Assets Resulting from Operations	$21,207

See Notes to Financial Statements.

16 | JUNE 30, 2010

Statements of Changes in Net Assets

	Janus Aspen
	Flexible
For the six-month period ended June 30, 2010 (unaudited)	Bond
and the fiscal year ended December 31, 2009	Portfolio
(all numbers in thousands)	2010	2009

Operations:
Net investment income/(loss)	$8,716	$16,474
Net realized gain/(loss) from investment and foreign currency transactions	12,146	12,417
Net realized gain/(loss) from futures contracts	(340)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	685	14,659
Net Increase/(Decrease) in Net Assets Resulting from Operations	21,207	43,550
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(8,030)	(13,671)
Service Shares	(1,609)	(2,429)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(10,003)	(278)
Service Shares	(2,120)	(42)
Net (Decrease) from Dividends and Distributions	(21,762)	(16,420)
Capital Share Transactions:
Shares sold
Institutional Shares	75,230	44,473
Service Shares	14,831	49,484
Reinvested dividends and distributions
Institutional Shares	18,032	13,948
Service Shares	3,729	2,472
Shares repurchased
Institutional Shares	(25,213)	(86,402)
Service Shares	(8,335)	(16,094)
Net Increase/(Decrease) from Capital Share Transactions	78,274	7,881
Net Increase/(Decrease) in Net Assets	77,719	35,011
Net Assets:
Beginning of period	377,759	342,748
End of period	$455,478	$377,759

Undistributed net investment income/(loss)*	$600	$1,523

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 17

Financial Highlights

Institutional Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Flexible Bond Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$12.56	$11.61	$11.46	$11.24	$11.36	$12.14
Income from Investment Operations:
Net investment income/(loss)	.24	.57	.53	.53	.54	.60
Net gain/(loss) on investments (both realized and unrealized)	.45	.94	.14	.24	(.08)	(.36)
Total from Investment Operations	.69	1.51	.67	.77	.46	.24
Less Distributions:
Dividends (from net investment income)*	(.29)	(.55)	(.52)	(.55)	(.56)	(.59)
Distributions (from capital gains)*	(.36)	(.01)	–	–	(.02)	(.43)
Total Distributions	(.65)	(.56)	(.52)	(.55)	(.58)	(1.02)
Net Asset Value, End of Period	$12.60	$12.56	$11.61	$11.46	$11.24	$11.36
Total Return**	5.43%	13.22%	5.93%	7.04%	4.22%	2.00%
Net Assets, End of Period (in thousands)	$371,388	$304,204	$309,504	$297,919	$264,656	$278,324
Average Net Assets for the Period (in thousands)	$327,592	$302,033	$306,207	$279,676	$264,990	$321,856
Ratio of Gross Expenses to Average Net Assets***(1)	0.56%	0.59%	0.60%	0.61%	0.64%	0.57%
Ratio of Net Expenses to Average Net Assets***(1)	0.56%	0.59%	0.60%	0.61%	0.64%	0.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.38%	4.65%	4.56%	4.91%	4.63%	4.18%
Portfolio Turnover Rate***	159%	271%	169%	138%(2)	163%(2)	171%(2)

Service Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Flexible Bond Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$13.35	$12.32	$12.13	$11.86	$11.91	$12.70
Income from Investment Operations:
Net investment income/(loss)	.27	.55	.52	.62	.51	.53
Net gain/(loss) on investments (both realized and unrealized)	.44	1.01	.16	.17	(.05)	(.31)
Total from Investment Operations	.71	1.56	.68	.79	.46	.22
Less Distributions:
Dividends (from net investment income)*	(.27)	(.52)	(.49)	(.52)	(.49)	(.58)
Distributions (from capital gains)*	(.36)	(.01)	–	–	(.02)	(.43)
Total Distributions	(.63)	(.53)	(.49)	(.52)	(.51)	(1.01)
Net Asset Value, End of Period	$13.43	$13.35	$12.32	$12.13	$11.86	$11.91
Total Return**	5.29%	12.89%	5.71%	6.80%	3.98%	1.76%
Net Assets, End of Period (in thousands)	$84,090	$73,555	$33,244	$22,444	$27,630	$32,909
Average Net Assets for the Period (in thousands)	$78,356	$55,100	$28,537	$29,701	$30,780	$33,352
Ratio of Gross Expenses to Average Net Assets***(1)	0.81%	0.84%	0.85%	0.86%	0.89%	0.83%
Ratio of Net Expenses to Average Net Assets***(1)	0.81%	0.84%	0.85%	0.85%	0.89%	0.82%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.14%	4.42%	4.32%	4.66%	4.36%	3.94%
Portfolio Turnover Rate***	159%	271%	169%	138%(2)	163%(2)	171%(2)

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	See Note 6 in Notes to Financial Statements.
(2)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 139% in 2007, 165% in 2006 and 177% in 2005.

See Notes to Financial Statements.

18 | JUNE 30, 2010

Notes to Schedule of Investments (unaudited)

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Lipper Variable Annuity Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
#	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2010.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2010)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Flexible Bond Portfolio
Kern River Funding Corp., 4.8930%, 4/30/18	4/28/03	$537	$556	0.0%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2010. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Flexible Bond Portfolio
Corporate Bonds	$–	$289,222,938	$–

U.S. Treasury Notes/Bonds	–	149,147,077	–

Money Market	–	13,735,282	–

Total Investments in Securities	$–	$452,105,297	$–

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2010 is noted below.

Portfolio	Aggregate Value

Janus Aspen Flexible Bond Portfolio	$2,473,255

Janus Aspen Series | 19

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Flexible Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

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expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2010, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would

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Notes to Financial Statements (unaudited) (continued)

use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2010 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective June 30, 2010. This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on

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foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including counterparty risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective

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Notes to Financial Statements (unaudited) (continued)

through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments

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(if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of

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Notes to Financial Statements (unaudited) (continued)

bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Interest Rate Contracts	$(339,756)	$–	$–	$–	$(339,756)

Total	$(339,756)	$–	$–	$–	$(339,756)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as

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specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the six-month period ended June 30, 2010 are indicated in the table below:

Portfolio	Average Monthly Value	Rates

Janus Aspen Flexible Bond Portfolio	$34,252	4.2500%

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

Floating Rate Loans
The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and the Portfolio’s return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Portfolio’s sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
The Portfolio may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Portfolio sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. The Portfolio will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price

28 | JUNE 30, 2010

and the future purchase price is recorded as an adjustment to investment income.

The Portfolio’s obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and the Portfolio no longer has any securities on loan. Management continues to review the program and may resume securities lending.

Securities Traded on a To-Be-Announced Basis
The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
	Average Daily		Investment
	Net Assets		Advisory Fee (%)
Portfolio	of the Portfolio		(annual rate)

Janus Aspen Flexible Bond Portfolio	First $	300 Million	0.55
	Over $	300 Million	0.45

Janus Capital has agreed until at least May 1, 2011 to reimburse the Portfolio by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

	New Expense	Previous Expense
	Limit (%)	Limit (%)
Portfolio	(May 1, 2010 to Present)	(until May 1, 2010)

Janus Aspen Flexible Bond Portfolio	0.55	0.90

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under

30 | JUNE 30, 2010

the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2010 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2010.

For the six-month period ended June 30, 2010, Janus Capital assumed $13,702 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $26,000 was paid by the Trust during the six-month period ended June 30, 2010. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash

Janus Aspen Series | 31

Notes to Financial Statements (unaudited) (continued)

management pooled investment vehicles and the Investing Fund.

During the six-month period ended June 30, 2010, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/10

Janus Aspen Flexible Bond Portfolio
Janus Cash Liquidity Fund LLC	$174,867,784	$(165,987,852)	$8,045	$13,735,282

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Flexible Bond Portfolio	$431,571,608	$20,994,041	$(460,352)	$20,533,689

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

Janus Aspen Flexible
Bond Portfolio

Institutional Shares
2010	0.56%
2009	0.59%
2008	0.60%
2007	0.61%
2006	0.64%
2005	0.57%

Service Shares
2010	0.81%
2009	0.84%
2008	0.85%
2007	0.86%
2006	0.89%
2005	0.83%

32 | JUNE 30, 2010

7.	Capital Share Transactions

For the six-month period ended June 30, 2010 (unaudited) and the fiscal year ended	Janus Aspen Flexible Bond Portfolio
December 31, 2009 (all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Institutional Shares
Shares sold	5,792	3,646
Reinvested dividends and distributions	1,432	1,148
Shares repurchased	(1,959)	(7,225)
Net Increase/(Decrease) in Portfolio Shares	5,265	(2,431)
Shares Outstanding, Beginning of Period	24,216	26,647
Shares Outstanding, End of Period	29,481	24,216
Transactions in Portfolio Shares – Service Shares
Shares sold	1,086	3,873
Reinvested dividends and distributions	278	190
Shares repurchased	(610)	(1,253)
Net Increase/(Decrease) in Portfolio Shares	754	2,810
Shares Outstanding, Beginning of Period	5,509	2,699
Shares Outstanding, End of Period	6,263	5,509

8.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Flexible Bond Portfolio	$177,480,890	$209,027,438	$192,201,704	$103,642,290

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the

Janus Aspen Series | 33

Notes to Financial Statements (unaudited) (continued)

Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit Court of Appeals.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. The Portfolio adopted disclosures that are effective for interim and annual periods beginning after December 15, 2009, and the applicable disclosures have been presented within Note 1 “Organization and Significant Accounting Policies.” Other required disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Portfolio’s financial statement disclosures.

11.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2010 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

34 | JUNE 30, 2010

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

36 | JUNE 30, 2010

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

38 | JUNE 30, 2010

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Janus Aspen Series | 39

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 10, 2010. At the meeting, the following matter was voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
To elect nine Trustees, each of whom is considered “independent.”

		Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Trustees	Record Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total

Jerome S. Contro	10,252,890,836	7,855,307,847	442,811,261	8,298,119,108	76.615%	4.319%	80.934%	94.664%	5.336%	100.000%
William F. McCalpin	10,252,890,836	7,857,359,595	440,759,513	8,298,119,108	76.635%	4.299%	80.934%	94.688%	5.312%	100.000%
John W. McCarter, Jr.	10,252,890,836	7,851,984,322	446,134,786	8,298,119,108	76.583%	4.351%	80.934%	94.624%	5.376%	100.000%
Dennis B. Mullen	10,252,890,836	7,848,139,711	449,979,397	8,298,119,108	76.545%	4.389%	80.934%	94.577%	5.423%	100.000%
James T. Rothe	10,252,890,836	7,855,885,543	442,233,565	8,298,119,108	76.621%	4.313%	80.934%	94.671%	5.329%	100.000%
William D. Stewart	10,252,890,836	7,855,883,028	442,236,080	8,298,119,108	76.621%	4.313%	80.934%	94.671%	5.329%	100.000%
Martin H. Waldinger	10,252,890,836	7,836,263,289	461,855,819	8,298,119,108	76.429%	4.505%	80.934%	94.434%	5.566%	100.000%
Linda S. Wolf	10,252,890,836	7,858,724,319	439,394,789	8,298,119,108	76.648%	4.286%	80.934%	94.705%	5.295%	100.000%
John P. McGonigle	10,252,890,836	7,861,369,717	436,749,392	8,298,119,108	76.674%	4.260%	80.934%	94.737%	5.263%	100.000%

40 | JUNE 30, 2010

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Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (8/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0710-267	8-31-10 109-24-81133 09-10

2010 SEMIANNUAL REPORT

Janus Aspen Series

Janus Aspen Forty Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If a Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2010. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2010 to June 30, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Forty Portfolio (unaudited)

Portfolio Snapshot
We seek to invest in superior business models that exhibit high returns on capital and excess cash flow generation. We focus our analysis on companies with large potential total addressable markets that trade at attractive valuations. We manage focused portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Performance Overview

For the six-month period ended June 30, 2010, the Portfolio’s Institutional Shares and Service Shares returned -11.50% and -11.59%, respectively, versus a return of -7.65% for the Portfolio’s primary benchmark, the Russell 1000 Growth Index. The Portfolio’s secondary benchmark, the S&P 500 Index, returned -6.65% for the period.

Market Environment

Equity markets managed to sustain the rally that began in early March 2009 through April of the current period as economic momentum and positive earnings surprises provided a tailwind for equity prices. Concerns over sovereign creditworthiness in Europe, moderating economic data out of the U.S. and slowing growth in China set the tone for the latter half of the period. Mid-cap and small-cap indices outperformed large caps, while value-style indices topped growth. Energy and utilities led the Russell 1000 Growth Index lower. The best performing sectors included telecommunications and industrials. Commodities were mixed led by gains in gold and other precious metals, while natural gas was among the weakest performers.

Portfolio Positioning

The sectors detracting the most from relative returns were consumer discretionary, health care and financials. Our holdings within information technology aided relative results, as did an overweight to telecommunication services. The weak euro hurt many U.S. exporters during the period and with a focus on large addressable global markets, the Portfolio has exposure to exporters. We believe some of our technology holdings have strong pricing power and will be able to manage through the weakness, in our view, while our health care names may have a more difficult time given the government-dictated pricing structure, which limits currency-related adjustments. We think our health care holdings will see their pricing power advantages return over the long-term. We focus on businesses we believe have multiyear opportunities to grow market share and improve margins. Some other examples include retailers with growing brand recognition worldwide and U.S. automakers that have taken advantage of the dislocations within the industry. We reduced our exposure to consumer-technology related names but continue to favor technology companies that are gaining market share and could benefit from increased business spending.

Detractors Included Internet and Enterprise Software

Research In Motion Ltd. (U.S. Shares) (RIM), a maker of wireless communication devices, declined during the first half of 2010 amid an earnings disappointment and competitive pressures. While we still think RIM will be a key beneficiary of growing demand for smart phones worldwide, we trimmed our exposure to RIM given the changing competitive dynamics. It was a tough environment for Internet company Google Inc.–Class A, which saw the value of its European business decline amid weakness in the euro. We still think the company can improve its dominant market share by expanding its search technology across different areas, such as mobile devices. We continue to see strong growth potential worldwide over the long-term for the company, as its Android phones gain greater market share internationally.

Exposure to the euro and patent risks weighed on shares of biotechnology company Gilead Sciences, Inc. during the period. We think the company has attractive cash flows and growth potential. In addition, we have confidence in management’s ability to ensure profitability over the long-term.

Top Contributors Included Technology and a Specialty Retailer

Apple, Inc. remained a top contributor amid continued market share gains and the launch of the iPad and iPhone 4. We think the company remains a dominant player in the smart phone market and that its hardware and software

2 | JUNE 30, 2010

(unaudited)

integration remains a key driver of its market share gains in the personal computing space. Salesforce.com, Inc., a provider of enterprise and cloud computing applications, performed well during the period as it continued to grow its business rapidly. While we think the company’s competitive advantage is its enterprise and client relationship management platform, which has attracted both developers and customers, we trimmed the position late in the period.

Intuitive Surgical, Inc. was a top contributor for the period, benefiting from better-than-expected earnings results that were highlighted by strong procedural growth. Its Da Vinci surgical system has seen continued broad adoption. While we think the company has a compelling growth opportunity and competitive advantage, we decided to harvest some gains and trim the position.

(Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Outlook

The headwinds facing the U.S. economy strengthened during the period in our view, largely due to the growing European sovereign credit problems. The nascent recovery in the U.S. housing market stumbled a bit and the slow economic growth in the U.S. has not been fast enough to improve the employment picture. On a positive note, rising demand from the emerging Asian consumer and business has helped stimulate global growth, offsetting softening demand from Europe. Furthermore, corporate balance sheets remain quite healthy, which could bode well for business spending and employment once some of the uncertainty clears up. In this challenging environment, our main focus continues to be individual stock selection and finding companies that are gaining market share and are not dependent on macroeconomic growth for their success. We continue to look for opportunities with company-specific drivers that suggest a long-term distinct competitive advantage, both in the U.S. and abroad.

Thank you for your investment in Janus Aspen Forty Portfolio.

Janus Aspen Series | 3

Janus Aspen Forty Portfolio (unaudited)

Janus Aspen Forty Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.47%
Intuitive Surgical, Inc.	0.15%
Salesforce.com, Inc.	0.14%
Bank of America Corp.	0.11%
Limited Brands, Inc.	0.10%

5 Bottom Performers – Holdings

Contribution

Google, Inc. – Class A	–1.52%
Research In Motion Ltd. (U.S. Shares)	–1.24%
Gilead Sciences, Inc.	–0.99%
Yahoo!, Inc.	–0.72%
Cisco Systems, Inc.	–0.65%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	0.02%	1.43%	10.66%
Utilities	0.00%	0.00%	0.84%
Telecommunication Services	–0.10%	3.08%	0.60%
Materials	–0.71%	4.33%	3.80%
Consumer Staples	–0.77%	11.52%	15.70%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	–3.54%	33.84%	32.44%
Financials	–2.07%	17.04%	5.10%
Health Care	–1.75%	17.73%	15.69%
Consumer Discretionary	–1.18%	7.48%	11.02%
Energy	–1.15%	3.55%	4.15%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | JUNE 30, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2010

Apple, Inc. Computers	10.3%
Celgene Corp. Medical – Biomedical and Genetic	6.0%
Anheuser-Busch InBev N.V. Brewery	6.0%
Cisco Systems, Inc. Networking Products	5.8%
Oracle Corp. Enterprise Software/Services	4.5%

32.6%

Asset Allocation – (% of Net Assets)
As of June 30, 2010

Emerging markets comprised 5.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2010

As of December 31, 2009

Janus Aspen Series | 5

Janus Aspen Forty Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010						Expense Ratios – per the May 1, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Forty Portfolio – Institutional Shares	–11.50%	7.00%	3.13%	–0.19%	9.10%	0.68%

Janus Aspen Forty Portfolio – Service Shares	–11.59%	6.79%	2.89%	–0.44%	8.78%	0.93%

Russell 1000® Growth Index	–7.65%	13.62%	0.38%	–5.14%	2.50%

S&P 500® Index	–6.65%	14.43%	–0.79%	–1.59%	3.75%

Lipper Quartile – Institutional Shares	–	4th	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	–	229/233	5/191	6/97	1/54

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

See important disclosures on the next page.

6 | JUNE 30, 2010

(unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2009. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with non-diversification and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 1, 1997

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$884.70	$3.18

Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$884.10	$4.34

Hypothetical (5% return before expenses)	$1,000.00	$1,020.18	$4.66

†	Expenses are equal to the annualized expense ratio of 0.68% for Institutional Shares and 0.93% for Service Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Aspen Series | 7

Janus Aspen Forty Portfolio

Schedule of Investments (unaudited)

As of June 30, 2010

Shares or Contract Amounts		Value

Common Stock – 99.1%
Agricultural Chemicals – 1.0%
42,644	Syngenta A.G.	$9,850,523
Applications Software – 0.2%
24,079	Salesforce.com, Inc.*	2,066,460
Automotive – Cars and Light Trucks – 2.2%
2,227,195	Ford Motor Co.*	22,450,126
Brewery – 6.0%
1,270,853	Anheuser-Busch InBev N.V.	61,036,818
340,184	Anheuser-Busch InBev N.V. – VVPR Strip*	1,277
		61,038,095
Cellular Telecommunications – 0.8%
176,215	America Movil S.A.B. de C.V. – Series L (ADR)	8,370,213
Chemicals – Diversified – 1.0%
942,134	Israel Chemicals, Ltd.	9,831,006
Commercial Banks – 1.9%
787,405	Standard Chartered PLC	19,112,387
Computers – 13.6%
413,914	Apple, Inc.*,**	104,111,788
672,036	Research In Motion, Ltd. (U.S. Shares)*	33,104,493
		137,216,281
Cosmetics and Toiletries – 1.4%
186,535	Colgate-Palmolive Co.	14,691,497
Diversified Banking Institutions – 7.7%
3,051,967	Bank of America Corp.**	43,856,765
84,700	Goldman Sachs Group, Inc.	11,118,569
621,640	JPMorgan Chase & Co.**	22,758,240
		77,733,574
Diversified Minerals – 0.5%
224,654	Cia Vale do Rio Doce (ADR)	5,470,325
Electric Products – Miscellaneous – 0.9%
120,755	LG Electronics, Inc.	9,222,556
Electronic Components – Miscellaneous – 2.0%
809,315	Tyco Electronics, Ltd. (U.S. Shares)	20,540,415
Electronic Connectors – 1.1%
271,880	Amphenol Corp. – Class A	10,679,446
Enterprise Software/Services – 4.5%
2,123,175	Oracle Corp.	45,563,336
Finance – Investment Bankers/Brokers – 2.0%
1,402,138	Charles Schwab Corp.	19,882,317
Finance – Other Services – 2.1%
74,435	CME Group, Inc.	20,957,174
Life and Health Insurance – 1.9%
2,600,248	Prudential PLC	19,486,493
Medical – Biomedical and Genetic – 11.1%
1,204,268	Celgene Corp.*	61,200,899
1,284,914	Gilead Sciences, Inc.*	44,046,852
217,950	Vertex Pharmaceuticals, Inc.*	7,170,555
		112,418,306
Medical Instruments – 2.7%
87,380	Intuitive Surgical, Inc.*	27,578,876
Multi-Line Insurance – 1.8%
358,420	ACE, Ltd. (U.S. Shares)	18,451,462
Multimedia – 3.2%
2,736,005	News Corp. – Class A	32,722,620
Networking Products – 5.8%
2,764,825	Cisco Systems, Inc.*	58,918,421
Oil Companies – Integrated – 2.7%
625,853	BG Group PLC	9,263,307
514,910	Petroleo Brasileiro S.A. (ADR)	17,671,711
		26,935,018
Optical Supplies – 2.4%
162,261	Alcon, Inc. (U.S. Shares)	24,045,458
Real Estate Operating/Development – 0.9%
2,316,000	Hang Lung Properties, Ltd.	8,883,435
Retail – Apparel and Shoe – 2.2%
1,020,640	Limited Brands, Inc.	22,525,525
Retail – Drug Store – 2.9%
992,862	CVS Caremark Corp.	29,110,714
Soap and Cleaning Preparations – 1.0%
217,595	Reckitt Benckiser Group PLC	10,063,840
Transportation – Services – 1.5%
260,300	United Parcel Service, Inc. – Class B	14,808,467
Web Portals/Internet Service Providers – 7.5%
97,959	Google, Inc. – Class A*	43,586,856
2,351,420	Yahoo!, Inc.*	32,520,139
		76,106,995
Wireless Equipment – 2.6%
699,945	Crown Castle International Corp.*	26,079,951

Total Common Stock (cost $826,212,531)		1,002,811,312

Purchased Option – Put – 0%
19,110,535	EUR/USD Spot Exchange Rate expires August 2010 exercise price $1.18 (premiums paid $568,596)	147,793

Money Market – 0.2%
1,845,000	Janus Cash Liquidity Fund LLC, 0% (cost $1,845,000)	1,845,000

Total Investments (total cost $828,626,127) – 99.3%		1,004,804,105

Cash, Receivables and Other Assets, net of Liabilities** – 0.7%		7,287,282

Net Assets – 100%		$1,012,091,387

See Notes to Schedule of Investments and Financial Statements.

8 | JUNE 30, 2010

Schedule of Investments (unaudited)

As of June 30, 2010

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$61,038,095	6.1%
Brazil	23,142,036	2.2%
Canada	33,104,493	3.3%
Hong Kong	8,883,435	0.9%
Israel	9,831,006	1.0%
Mexico	8,370,213	0.8%
South Korea	9,222,556	0.9%
Switzerland	72,887,857	7.3%
United Kingdom	57,926,027	5.8%
United States††	720,398,387	71.7%

Total	$1,004,804,105	100.0%

††	Includes Cash Equivalents (71.5% excluding Cash Equivalents).

Schedule of Written Options – Calls	Value

Apple, Inc. expires January 2011 413 contracts exercise price $288.00	$(723,220)
Bank of America Corp. expires January 2011 3,051 contracts exercise price $18.00	(192,136)
JPMorgan Chase & Co. expires January 2011 621 contracts exercise price $46.00	(56,608)

Total Written Options – Calls
(premiums received $1,239,800)	$(971,964)

Schedule of Written Options – Puts
Apple, Inc. expires January 2011 413 contracts exercise price $192.00	$(429,205)
Bank of America Corp. expires January 2011 3,051 contracts exercise price $12.00	(311,162)
JPMorgan Chase & Co. expires January 2011 621 contracts exercise price $31.00	(152,707)

Total Written Options – Puts
(premiums received $962,349)	$(893,074)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2010 (unaudited)	Forty
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$828,626
Unaffiliated investments at value	$1,002,959
Affiliated money market investments	1,845
Cash	1
Cash denominated in foreign currency(1)	453
Restricted Cash (Note 1)	1,470
Receivables:
Investments sold	4,728
Portfolio shares sold	4,030
Dividends	384
Non-interested Trustees’ deferred compensation	21
Other assets	10
Total Assets	1,015,901
Liabilities:
Payables:
Options Written, at value(2)	1,865
Portfolio shares repurchased	961
Advisory fees	567
Transfer agent fees and expenses	–
Distribution fees and shareholder servicing fees – Service Shares	113
Non-interested Trustees’ fees and expenses	4
Non-interested Trustees’ deferred compensation fees	21
Accrued expenses and other payables	279
Total Liabilities	3,810
Net Assets	$1,012,091
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,179,395
Undistributed net investment income/(loss)*	769
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(344,586)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	176,513
Total Net Assets	$1,012,091
Net Assets – Institutional Shares	$491,118
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	16,533
Net Asset Value Per Share	$29.70
Net Assets – Service Shares	$520,973
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	17,776
Net Asset Value Per Share	$29.31

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $453,112.
(2)	Includes premiums of $2,020,149 on written options.

See Notes to Financial Statements.

10 | JUNE 30, 2010

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2010 (unaudited)	Forty
(all numbers in thousands)	Portfolio

Investment Income:
Dividends	$6,889
Dividends from affiliates	25
Foreign tax withheld	(504)
Total Investment Income	6,410
Expenses:
Advisory fees	3,728
Audit fees	12
Custodian fees	24
Transfer agent fees and expenses	1
Registration fees	21
Non-interested Trustees’ fees and expenses	18
Distribution fees and shareholder servicing fees – Service Shares	746
Other expenses	157
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	4,707
Expense and Fee Offset	–
Net Expenses	4,707
Net Investment Income/(Loss)	1,703
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	29,673
Net realized gain/(loss) from options contracts	(408)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations
and non-interested Trustees’ deferred compensation	(166,171)
Net Gain/(Loss) on Investments	(136,906)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(135,203)

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2010 (unaudited)	Forty
and the fiscal year ended December 31, 2009	Portfolio
(all numbers in thousands)	2010	2009

Operations:
Net investment income/(loss)	$1,703	$(871)
Net realized gain/(loss) from investment and foreign currency transactions	29,673	(26,528)
Net realized gain/(loss) from futures contracts	–	1,788
Net realized gain/(loss) from options contracts	(408)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(166,171)	402,139
Net Increase/(Decrease) in Net Assets Resulting from Operations	(135,203)	376,528
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(600)	–
Service Shares	(271)	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Return of Capital
Institutional Shares	N/A	(186)
Service Shares	N/A	(69)
Net Decrease from Dividends and Distributions	(871)	(255)
Capital Share Transactions:
Shares sold
Institutional Shares	45,488	83,180
Service Shares	46,924	134,727
Reinvested dividends and distributions
Institutional Shares	600	186
Service Shares	271	64
Shares repurchased
Institutional Shares	(71,804)	(82,553)
Service Shares	(95,804)	(116,583)
Net Increase/(Decrease) from Capital Share Transactions	(74,325)	19,021
Net Increase/(Decrease) in Net Assets	(210,399)	395,294
Net Assets:
Beginning of period	1,222,490	827,196
End of period	$1,012,091	$1,222,490

Undistributed net investment income/(loss)*	$769	$(63)

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

12 | JUNE 30, 2010

Financial Highlights

Institutional Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Forty Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$33.61	$22.97	$41.18	$30.16	$27.68	$24.58
Income from Investment Operations:
Net investment income/(loss)	.08	.08	.04	.15	.13	.06
Net gain/(loss) on investments (both realized and unrealized)	(3.95)	10.57	(18.20)	10.99	2.45	3.10
Total from Investment Operations	(3.87)	10.65	(18.16)	11.14	2.58	3.16
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	–	(.03)	(.12)	(.10)	(.06)
Distributions (from capital gains)*	–	–	–	–	–	–
Return of Capital	N/A	(.01)	(.02)	N/A	N/A	N/A
Total Distributions and Other	(.04)	(.01)	(.05)	(.12)	(.10)	(.06)
Net Asset Value, End of Period	$29.70	$33.61	$22.97	$41.18	$30.16	$27.68
Total Return**	(11.53)%	46.38%	(44.15)%	36.99%	9.35%	12.85%
Net Assets, End of Period (in thousands)	$491,118	$582,511	$399,087	$576,503	$439,009	$560,842
Average Net Assets for the Period (in thousands)	$573,047	$482,572	$560,324	$485,379	$474,784	$509,092
Ratio of Gross Expenses to Average Net Assets***	0.68%	0.68%	0.67%	0.69%(1)	0.70%(1)	0.67%
Ratio of Net Expenses to Average Net Assets***	0.68%	0.68%	0.67%	0.69%(1)	0.70%(1)	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.43%	0.05%	0.05%(2)	0.40%	0.37%	0.24%
Portfolio Turnover Rate***	39%	32%	61%	24%	44%	42%

Service Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Forty Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$33.17	$22.73	$40.80	$29.91	$27.45	$24.39
Income from Investment Operations:
Net investment income/(loss)	.02	–	(.03)	.06	.03	–
Net gain/(loss) on investments (both realized and unrealized)	(3.86)	10.44	(18.04)	10.89	2.47	3.06
Total from Investment Operations	(3.84)	10.44	(18.07)	10.95	2.50	3.06
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	–	–	(.06)	(.04)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Return of Capital	N/A	–(3)	–(3)	N/A	N/A	N/A
Total Distributions and Other	(.02)	–	–	(.06)	(.04)	–
Net Asset Value, End of Period	$29.31	$33.17	$22.73	$40.80	$29.91	$27.45
Total Return**	(11.59)%	45.95%	(44.28)%	36.63%	9.12%	12.56%
Net Assets, End of Period (in thousands)	$520,973	$639,979	$428,109	$713,499	$446,909	$465,001
Average Net Assets for the Period (in thousands)	$601,659	$520,592	$653,396	$557,041	$439,970	$441,936
Ratio of Gross Expenses to Average Net Assets***	0.93%	0.93%	0.92%	0.94%(1)	0.95%(1)	0.92%
Ratio of Net Expenses to Average Net Assets***	0.93%	0.93%	0.92%	0.94%(1)	0.95%(1)	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.16%	(0.22)%	(0.18)%(2)	0.15%	0.12%	(0.01)%
Portfolio Turnover Rate***	39%	32%	61%	24%	44%	42%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.67% and 0.67%, respectively, in 2007 and 0.70% and 0.70%, respectively, in 2006 for Institutional Shares and 0.92% and 0.92%, respectively, in 2007 and 0.95% and 0.95%, respectively, in 2006 for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(2)	As a result of the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.11% and 0.09% for Institutional Shares and Service Shares, respectively. The adjustment had no impact on total net assets or total return of the class.
(3)	Return of Capital aggregated less than $.01 on a per share basis.

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Forty Portfolio
Common Stock
Agricultural Chemicals	$–	$9,850,523	$–
Brewery	–	61,038,095	–
Cellular Telecommunications	–	8,370,213	–
Chemicals – Diversified	–	9,831,006	–
Commercial Banks	–	19,112,387	–
Diversified Minerals	–	5,470,325	–
Electric Products – Miscellaneous	–	9,222,556	–
Life and Health Insurance	–	19,486,493	–
Oil Companies – Integrated	–	26,935,018	–
Real Estate Operating/Development	–	8,883,435	–
Soap and Cleaning Preparations	–	10,063,840	–
All Other	$814,547,421	$–	$–

Money Market	–	1,845,000	–

Total Investments in Securities	$814,547,421	$190,108,891	$–

Investments in Purchased Options:
Janus Aspen Forty Portfolio	$–	$147,793	$–

Other Financial Instruments(a):	$–	$(1,865,038)	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

14 | JUNE 30, 2010

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2010 is noted below.

Portfolio	Aggregate Value

Janus Aspen Forty Portfolio	$33,212,957

Janus Aspen Series | 15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Forty Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

16 | JUNE 30, 2010

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2010, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of June 30, 2010, Janus Aspen Forty Portfolio had restricted cash in the amount of $1,470,000. The restricted cash represents collateral received in relation to options contracts invested in by the Portfolio at June 30, 2010. The restricted cash is held at the Portfolio’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2010 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective June 30, 2010. This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose

18 | JUNE 30, 2010

performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including counterparty risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post

20 | JUNE 30, 2010

collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the six-month period ended June 30, 2010 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Forty Portfolio
Options outstanding at December 31, 2009	–	$–
Options written	4,085	1,239,800
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at June 30, 2010	4,085	$1,239,800

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Forty Portfolio
Options outstanding at December 31, 2009	–	$–
Options written	4,085	962,349
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at June 30, 2010	4,085	$962,349

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of June 30, 2010

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Unaffiliated investments at value	$147,793	Options written, at value	$1,865,038

Total		$147,793		$1,865,038

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(408,596)	$–	$(408,596)

Total	$–	$–	$(408,596)	$–	$(408,596)

22 | JUNE 30, 2010

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(83,692)	$–	$(83,692)

Total	$–	$–	$(83,692)	$–	$(83,692)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and the Portfolio no longer has any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled

24 | JUNE 30, 2010

delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Forty Portfolio	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2010 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2010.

For the six-month period ended June 30, 2010, Janus Capital assumed $13,702 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $26,000 was paid by the Trust during the six-month period ended June 30, 2010. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the six-month period ended June 30, 2010, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/10

Janus Aspen Forty Portfolio
Janus Cash Liquidity Fund LLC	$112,104,141	$(209,455,856)	$25,302	$1,845,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment

26 | JUNE 30, 2010

securities for federal income tax purposes as of June 30, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)	Net Tax Appreciation

Janus Aspen Forty Portfolio	$832,826,092	$228,151,139	$(56,173,126)	$171,978,013

Net capital loss carryovers as of December 31, 2009 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

	December 31,	December 31,	December 31,	Accumulated
Portfolio	2010	2011	2017	Capital Losses

Janus Aspen Forty Portfolio(1)	$(149,006,480)	$(146,398,991)	$(64,279,281)	$(359,684,752)

(1)	Capital loss carryover is subject to annual limitations.

6.	Capital Share Transactions

For the six-month period ended
June 30, 2010 (unaudited) and the fiscal year ended	Janus Aspen Forty Portfolio
December 31, 2009 (all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,361	3,021
Reinvested dividends and distributions	20	7
Shares repurchased	(2,181)	(3,067)
Net Increase/(Decrease) in Portfolio Shares	(800)	(39)
Shares Outstanding, Beginning of Period	17,333	17,372
Shares Outstanding, End of Period	16,533	17,333
Transactions in Portfolio Shares – Service Shares
Shares sold	1,435	4,833
Reinvested dividends and distributions	9	2
Shares repurchased	(2,959)	(4,379)
Net Increase/(Decrease) in Portfolio Shares	(1,515)	456
Shares Outstanding, Beginning of Period	19,291	18,835
Shares Outstanding, End of Period	17,776	19,291

7.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Forty Portfolio	$219,530,721	$215,213,424	$–	$–

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit Court of Appeals.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. The Portfolio adopted disclosures that are effective for interim and annual periods beginning after December 15, 2009, and the applicable disclosures have been presented within Note 1 “Organization and Significant Accounting Policies.” Other required disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Portfolio’s financial statement disclosures.

10.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2010 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

28 | JUNE 30, 2010

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreement During The Period

Performance-Based Advisory Fee Proposal

At a meeting of the Trustees held on December 11, 2009, the Trustees, each of whom is an Independent Trustee, meaning he or she is not an “interested person” (as defined by the 1940 Act) of the Trust or Janus Capital and its affiliates, voted unanimously to approve an amended and restated investment advisory agreement between Janus Capital and the Portfolio (the “Amended Advisory Agreement”) and authorized the submission of the Amended Advisory Agreement to the Portfolio’s shareholders for approval. Shareholders of the Portfolio approved the Amended Advisory Agreement at a special meeting of Shareholders held on June 10, 2010. As discussed below, the Amended Advisory Agreement, as approved, includes an advisory fee payable to Janus Capital that will adjust up or down based on the Portfolio’s total return performance as compared to the performance of the Portfolio’s benchmark index.

Consideration of the Performance Fee Structure
Over the past few years, the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have continued to explore the possibility of modifying the fee structure for certain Janus funds to provide for performance fee structure, which would include a “Base Fee Rate” for each of those funds at the same rate as the current advisory fee rate, and a Performance Adjustment applied to that rate that would increase or decrease the fee based on whether the fund’s total return performance exceeds or lags a stated relevant benchmark index.

Working with Janus Capital to develop a performance fee structure that was acceptable to Janus Capital, the Independent Trustees were seeking to provide a closer alignment of the interests of Janus Capital with those of the Portfolio and its shareholders. The Trustees believe that the fee structure included in the Amended Advisory Agreement will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range maximum and minimum that would result in the Performance Adjustment of up to 0.15% (positive or negative) of the Portfolio’s average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by Janus Capital and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Portfolio’s benchmark index, taking into consideration expected tracking error of the Portfolio, expected returns and potential risks and economics involved for Janus Capital and the Portfolio’s shareholders. The Trustees also reviewed the structure of performance fees applied by other Janus funds. The Trustees also considered the fact that for purposes of computing the Performance Adjustment, the Portfolio’s performance is computed after deducting the Portfolio’s operating expenses (including advisory fees), which means that in order to receive any upward adjustment from the Base Fee Rate, Janus Capital must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

The Trustees determined that the benchmark index specified in the Amended Advisory Agreement for purposes of computing the Performance Adjustment is appropriate for the Portfolio based on a number of factors, including that the index is broad-based and is composed of securities of the types in which the Portfolio may invest. The Trustees believe that divergence between the Portfolio’s performance and performance of the index can be attributed, in part, to the ability of the portfolio manager in making investment decisions within the parameters of the Portfolio’s investment objective and investment policies and restrictions.

The Trustees also judged the time periods to be used in determining any Performance Adjustment to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

or insignificant differences between the performance of the Portfolio and of its benchmark index. In that regard, the Trustees concluded that it would be appropriate for there to be no adjustment to the Base Fee Rate for at least the first 18 months after the effective date of the performance-based fee structure outlined in the Amended Advisory Agreement and that, once implemented, the Performance Adjustment should reflect only the Portfolio’s performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty-sixth month after the effective date, the performance measurement period should be fully implemented, and that the Performance Adjustment should thereafter be based upon a thirty-six month rolling performance measurement period.

In considering the Amended Advisory Agreement, and the performance fee structure reflected in the Amendment, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Independent Trustees and their counsel. They also considered information provided by their independent fee consultant.

In considering whether to approve the Amended Advisory Agreement, the Board of Trustees noted that, except for the performance-based fee structure, the Amended Advisory Agreement was substantially similar to the current Investment Advisory Agreement, which was most recently approved by them at a meeting held on December 11, 2009. The Board took into account the services provided by Janus Capital in its capacity as investment adviser to the Portfolio and concluded that the services provided were acceptable.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital, taking into account the investment objective and strategies of the Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolio. In addition, the Trustees reviewed the resources and key personnel of Janus Capital, especially those who provide investment management services to the Portfolio. The Trustees also considered other services provided to the Portfolio by Janus Capital. Janus Capital also advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Portfolio as a result of the Amended Advisory Agreement.

The Trustees concluded that the Amended Advisory Agreement for the Portfolio was not expected to adversely affect the nature, extent or quality of services provided to the Portfolio, and that the Portfolio would continue to benefit from services provided under the Amended Advisory Agreement. They also concluded that the quality of Janus Capital’s services to the Portfolio has been adequate. In reaching their conclusions, the Trustees considered: (i) information provided by Janus Capital for their consideration of the Amended Advisory Agreement; (ii) the key factors identified in materials provided to the Trustees by their independent counsel; and (iii) the reasonableness of the fees payable by shareholders of the Portfolio. They also concluded that Janus Capital’s financial condition was sound.

Costs of Services Provided
The Trustees considered the fee structure under the Amended Advisory Agreement, as well as the overall fee structure of the Portfolio. The Trustees examined the fee information and expenses for the Portfolio in comparison to information for other comparable funds, as provided by Lipper.

The Trustees considered the structure by which Janus Capital would be paid for their services, including the implementation of the new performance-based fee structure for the Portfolio. The Trustees also considered the overall fees of the Portfolio for services provided to the Portfolio.

The Trustees concluded that the estimated overall expense ratio of the Portfolio was comparable to or more favorable than the median expense ratio of its peers, and that the fees that the Portfolio will pay to Janus Capital are reasonable in relation to the nature and quality of the services to be provided, taking into consideration (1) the fees charged by other advisers for managing comparable mutual funds with similar strategies, and (2) the impact of the performance-based fee structure, as applicable.

Performance of the Portfolio
The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of the Portfolio was acceptable under current market conditions. Although the performance of the Portfolio may have lagged benchmark indices for certain periods, the Trustees also concluded that the manner in which Janus Capital addressed those instances of underperformance was appropriate.

30 | JUNE 30, 2010

Other Benefits from the Relationship with Janus Capital
The Trustees also considered benefits that would accrue to the Portfolio from its relationship with Janus Capital. The Trustees concluded that, other than the services to be provided by Janus Capital pursuant to the Amended Advisory Agreement and the fees to be paid by the Portfolio for such services, the Portfolio and Janus Capital may potentially benefit from their relationship with one another in other ways. They also concluded that success of the relationship between the Portfolio and Janus Capital could attract other business to Janus Capital or to other Janus funds, and that the success of Janus Capital could enhance the firm’s ability to serve the Portfolio. They also concluded that Janus Capital may potentially benefit from the receipt of proprietary and third-party research products and services to be acquired through commissions paid on portfolio transactions of the Portfolio or other funds in the Janus complex, and that the Portfolio may potentially benefit from Janus Capital’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. The Trustees further concluded that Janus Capital’s use of “soft” commission dollars to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolio.

After full consideration of the above factors, as well as other factors, the Trustees concluded that approving the Amended Advisory Agreement for the Portfolio was in the best interest of the Portfolio and its shareholders.

Janus Aspen Series | 31

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

32 | JUNE 30, 2010

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

Janus Aspen Series | 33

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

34 | JUNE 30, 2010

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Janus Aspen Series | 35

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 10, 2010. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
To elect nine Trustees, each of whom is considered “independent.”

		Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Trustees	Record Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total

Jerome S. Contro	10,252,890,836	7,855,307,847	442,811,261	8,298,119,108	76.615%	4.319%	80.934%	94.664%	5.336%	100.000%
William F. McCalpin	10,252,890,836	7,857,359,595	440,759,513	8,298,119,108	76.635%	4.299%	80.934%	94.688%	5.312%	100.000%
John W. McCarter, Jr.	10,252,890,836	7,851,984,322	446,134,786	8,298,119,108	76.583%	4.351%	80.934%	94.624%	5.376%	100.000%
Dennis B. Mullen	10,252,890,836	7,848,139,711	449,979,397	8,298,119,108	76.545%	4.389%	80.934%	94.577%	5.423%	100.000%
James T. Rothe	10,252,890,836	7,855,885,543	442,233,565	8,298,119,108	76.621%	4.313%	80.934%	94.671%	5.329%	100.000%
William D. Stewart	10,252,890,836	7,855,883,028	442,236,080	8,298,119,108	76.621%	4.313%	80.934%	94.671%	5.329%	100.000%
Martin H. Waldinger	10,252,890,836	7,836,263,289	461,855,819	8,298,119,108	76.429%	4.505%	80.934%	94.434%	5.566%	100.000%
Linda S. Wolf	10,252,890,836	7,858,724,319	439,394,789	8,298,119,108	76.648%	4.286%	80.934%	94.705%	5.295%	100.000%
John P. McGonigle	10,252,890,836	7,861,369,717	436,749,392	8,298,119,108	76.674%	4.260%	80.934%	94.737%	5.263%	100.000%

Proposal 2a
To approve an amended and restated investment advisory agreement between Janus Aspen Forty Portfolio and Janus Capital Management LLC to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Portfolio’s performance relative to its benchmark index.

		Number of Votes				Percentage of Total Outstanding Votes				Percentage of Voted
					Broker				Broker				Broker
Portfolio	Record Date Votes	Affirmative	Against	Abstain	Non-Votes	Affirmative	Against	Abstain	Non-Votes	Affirmative	Against	Abstain	Non-Votes

Janus Aspen Forty Portfolio	1,229,321,442	715,418,680	89,103,378	66,566,315	140	58.196%	7.248%	5.415%	0.000%	82.129%	10.229%	7.642%	0.000%

36 | June 30, 2010

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Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (8/10)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0710-267	8-31-10 109-24-81134 09-10

2010 SEMIANNUAL REPORT

Janus Aspen Series

Janus Aspen Global Technology Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If a Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2010. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2010 to June 30, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2011. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Snapshot
We seek to identify strong technology related businesses with sustainable competitive advantages and improving returns on capital. We believe what sets us apart is the depth of our research, our investment conviction, and our commitment to delivering superior long-term results for our clients.
Barney Wilson portfolio manager

Performance Overview

During the six months ended June 30, 2010, Janus Aspen Global Technology Portfolio’s Institutional Shares, Service Shares and Service II Shares returned -4.74%, -4.84% and -4.95%, respectively. By comparison, the Portfolio’s secondary and primary benchmarks, the Morgan Stanley Capital International (MSCI) World Information Technology Index and the S&P 500 Index returned -9.94% and -6.65%, respectively.

Economic Overview

Equity markets began 2010 on a bullish note, but began declining in mid-January over concerns that higher lending rates and tighter credit in China would slow global growth. The markets regained momentum on the U.S. Federal Reserve’s commitment to keep interest rates near zero for an extended period and improving manufacturing data in various countries. The markets reached their peaks for the period in mid-April. However, doubt over whether European countries could contain sovereign debt contagion was the backdrop to a significant sell-off in early May. Worries over how deep spending cuts in European government austerity programs would impact global growth and disappointing economic data from the U.S. led most indices to finish near their lows for the period. Emerging markets outperformed developed markets led by the Emerging Asia region, while Europe outperformed among developed markets.

Sector Overview

The MSCI World Information Technology Index significantly underperformed the MSCI World Index during the period. The first half of calendar year 2010 was characterized by a recovering overall environment for technology stocks, with most well-positioned technology companies delivering attractive year-over-year revenue and free-cash-flow growth, while maintaining or improving return on capital. While the outlook for the overall environment for technology stocks is highly dependent on growth, or lack thereof, in the global economy, we believe that we have identified a number of market share gainers whose stocks are likely to perform better than the overall technology sector in the coming years. In particular, we believe that Apple, Inc. will continue to gain meaningful market share from the incumbents in the handset and personal computer area, that Oracle Corp. and Cisco Systems, Inc. will continue to gain market share and mind share in corporate information technology (IT) departments, and that the ARM-based, ecosystem will continue to gain market share of compute cycles in the mobile space. In addition, we are still strong believers that two companies in the connector area, Amphenol Corp. and Tyco Electronics, Ltd., have very attractive outlooks for growth and free-cash-flow generation.

Investment Strategy

Janus Aspen Global Technology Portfolio’s objective is to seek long-term growth of capital. We work closely with the Janus analysts covering technology and technology-related companies to identify high quality and innovative technology companies that are growing earnings and cash flow in excess of market expectations. While investing in the IT sector can be more volatile than a broader market index, we believe the sector can provide an excellent opportunity for attractive investment returns if one can tolerate the volatility.

Three things are at the core of the Portfolio’s investment and portfolio construction philosophy: fundamental research, valuation analysis and diversification. First, in the intensive research that is a hallmark of Janus, we seek out the customers, competitors and suppliers of a company to develop our view of the future fundamental performance of that company. We try to anticipate material changes in industries and to understand which companies are going to win on a multi-year basis in the product marketplace and why. Second, in conducting our valuation analysis, we focus foremost on the value of the future cash flows of the company. Third, when constructing the Portfolio, we deliberately seek to control risk by diversifying across multiple dimensions, such as subsectors, geographies, market capitalizations and valuation ranges.

2 | JUNE 30, 2010

(unaudited)

Contributors to Performance

ARM Holdings PLC was the top individual contributor during the period. The U.K.-based semiconductor intellectual property licensing company has experienced increasing royalty revenues from the growth in smart phones and revenue licensing from semiconductor manufacturers. ARM’s dominant market share in low-powered, mobile devices at period end gives it a competitive advantage in our view, because it is difficult for its clients to change to different providers once a relationship has been established due to the technology challenges.

Nintendo Co., Ltd., the Japan-based gaming device and software maker, traded significantly higher during the period, as market reaction was strong to its new 3D product. We think the company is in a multi-year growth cycle given its leading game platform the Wii, which has expanded the gaming market. In addition, we think the company can benefit from new products that could drive higher margin software sales.

Computer and mobile device maker Apple, Inc. continued to demonstrate sales strength in its international markets and market share gains in all of its product segments. We feel the company’s growth surge is in the early stages internationally. We also think Apple is at the beginning of a major product upgrade that should add to its growth prospects, as the company continues to leverage its vertical integration to innovate its product portfolio. We like Apple’s historically durable franchise, long-term growth prospects, and multiple ways to win in various economic environments.

Detractors from Performance

Semiconductor maker Marvell Technology Group, Ltd., which specializes in storage and communication solutions, was the largest detractor during the period, although its fundamentals continue to trend higher. In May, the company reported strong improvement in margins and earnings in its latest quarter as well as raised guidance. We remain attracted to Marvell’s business model and potential to gain market share. We also believe Marvell’s management team will be able to create shareholder value over time.

Health-care technology holding athenahealth, Inc. was the next largest individual detractor. The stock sold off after the company missed Wall Street estimates for revenues and earnings. We think the leading software provider for managing physicians’ practices has an attractive growth business in electronic health records and is poised for dramatic growth over the next three to five years. The company is bringing modern technology capability to an area which has historically underinvested in technology.

QUALCOMM, Inc. declined after giving a weaker-than-expected outlook. The digital wireless communications products provider continues to face pricing pressure in its chip division. We are monitoring the company’s pricing power.

Derivatives

Due to certain circumstances and market conditions, we may initiate positions in futures contracts and put/call options in order to mitigate the risks and potentially enhance the performance of the Portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Outlook

We focus on anticipating change, trying to determine which companies are going to win on a multi-year basis in the product marketplace, and on finding companies where we feel the price of the stock is below the value of the cash flows of the company. Our goal is to leverage the strong, grassroots research foundation of Janus in order to uncover what we believe are the best investment opportunities for our shareholders.

Thank you for your investment in Janus Aspen Global Technology Portfolio.

Janus Aspen Series | 3

Janus Aspen Global Technology Portfolio (unaudited)

Janus Aspen Global Technology Portfolio At A Glance

5 Top Performers – Holdings

Contribution

ARM Holdings PLC	1.51%
Nintendo Co., Ltd.	1.10%
Apple, Inc.	0.95%
SuccessFactors, Inc.	0.79%
Live Nation, Inc.	0.55%

5 Bottom Performers – Holdings

Contribution

Marvell Technology Group, Ltd.	–0.96%
athenahealth, Inc.	–0.89%
QUALCOMM, Inc.	–0.84%
ON Semiconductor Corp.	–0.82%
Cisco Systems, Inc.	–0.73%

5 Top Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(% of Equities)	S&P 500® Index Weighting

Consumer Staples	0.00%	0.00%	11.31%
Energy	0.00%	0.00%	11.13%
Materials	0.00%	0.00%	3.47%
Utilities	0.00%	0.00%	3.55%
Industrials	0.00%	1.07%	10.45%

5 Bottom Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(% of Equities)	S&P 500® Index Weighting

Information Technology	–2.18%	82.61%	19.00%
Health Care	–1.88%	7.61%	12.20%
Consumer Discretionary	–0.19%	7.45%	10.12%
Telecommunication Services	–0.05%	1.22%	2.87%
Financials	–0.05%	0.04%	15.90%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | JUNE 30, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2010

Apple, Inc. Computers	5.8%
Cisco Systems, Inc. Networking Products	5.3%
ARM Holdings PLC Electronic Components – Semiconductors	4.1%
Oracle Corp. Enterprise Software/Services	4.1%
ON Semiconductor Corp. Electronic Components – Semiconductors	3.8%

23.1%

Asset Allocation – (% of Net Assets)
As of June 30, 2010

Emerging markets comprised 3.4% for long positions and (0.3)% for short positions of total net assets.

*Includes Securities Sold Short of (4.9)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2010

As of December 31, 2009

Janus Aspen Series | 5

Janus Aspen Global Technology Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010						Expense Ratios – per the May 1, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Global Technology Portfolio – Institutional Shares	–4.74%	18.21%	5.18%	–7.47%	–7.32%	0.95%	0.95%(a)

Janus Aspen Global Technology Portfolio – Service Shares	–4.84%	17.98%	4.92%	–7.71%	–7.55%	1.22%	1.22%(b)

Janus Aspen Global Technology Portfolio – Service II Shares	–4.95%	17.87%	4.98%	–7.71%	–7.55%	1.20%	1.20%(b)

S&P 500® Index	–6.65%	14.43%	–0.79%	–1.59%	–1.47%

Morgan Stanley Capital International World Information Technology Index	–9.94%	12.92%	1.49%	–8.98%	–8.03%**

Lipper Quartile – Institutional Shares	–	2nd	1st	2nd	3rd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Global Science & Technology Funds	–	21/49	11/44	8/16	7/12

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

See important disclosures on the next page.

6 | JUNE 30, 2010

(unaudited)

Annual expense ratios include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2009. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity portfolios. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s use of short sales in effect leverages the Portfolio. The Portfolio’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

The Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service II Shares for periods prior to December 31, 2001 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

January 31, 2000 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – January 18, 2000
**	The Morgan Stanley Capital International World Information Technology Index since inception returns are calculated from January 31, 2000.

Janus Aspen Series | 7

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$952.60	$4.65

Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$951.60	$5.86

Hypothetical (5% return before expenses)	$1,000.00	$1,018.79	$6.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$950.50	$5.85

Hypothetical (5% return before expenses)	$1,000.00	$1,018.79	$6.06

†	Expenses are equal to the annualized expense ratio of 0.96% for Institutional Shares, 1.21% for Service Shares and 1.21% for Service II Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

8 | JUNE 30, 2010

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2010

Shares or Contract Amounts		Value

Common Stock – 98.0%
Applications Software – 2.4%
43,563	Microsoft Corp.	$1,002,385
46,750	Quest Software, Inc.*	843,370
9,360	Salesforce.com, Inc.*	803,275
		2,649,030
Cable/Satellite TV – 1.2%
1,401	Jupiter Telecommunications Co., Ltd.**	1,335,418
Casino Services – 0.8%
56,715	International Game Technology	890,426
Commercial Services – 0.8%
84,515	Live Nation, Inc.*	883,182
Communications Software – 0.9%
61,730	SolarWinds, Inc.*	990,149
Computer Aided Design – 0.4%
10,496	ANSYS, Inc.*	425,823
Computer Services – 3.1%
89,949	Accenture, Ltd. – Class A (U.S. Shares)	3,476,529
Computers – 8.6%
25,818	Apple, Inc.*,**	6,494,002
21,926	International Business Machines Corp.	2,707,422
8,301	Research In Motion, Ltd. (U.S. Shares)*	408,907
		9,610,331
Computers – Peripheral Equipment – 0.6%
48,790	Logitech International S.A.*	662,871
Consulting Services – 0.2%
25,395	Diamond Management & Technology Consultants, Inc.	261,822
Decision Support Software – 1.3%
211,585	DemandTec, Inc.*	1,428,199
E-Commerce/Services – 1.6%
29,951	Ctrip.com International, Ltd. (ADR)*	1,124,960
33,912	eBay, Inc.*,**	665,014
		1,789,974
Educational Software – 1.4%
40,799	Blackboard, Inc.*	1,523,027
Electric Products – Miscellaneous – 2.0%
28,892	LG Electronics, Inc.	2,206,601
Electronic Components – Miscellaneous – 3.4%
147,924	Tyco Electronics, Ltd. (U.S. Shares)	3,754,311
Electronic Components – Semiconductors – 11.1%
1,116,072	ARM Holdings PLC**	4,617,006
660,779	ON Semiconductor Corp.*,**	4,215,770
154,615	Texas Instruments, Inc.	3,599,437
		12,432,213
Electronic Connectors – 2.6%
74,679	Amphenol Corp. – Class A	2,933,391
Electronic Measuring Instruments – 1.7%
69,607	Trimble Navigation, Ltd.*	1,948,996
Enterprise Software/Services – 12.9%
34,930	Advent Software, Inc.*	1,640,313
43,936	Autonomy Corp. PLC*,**	1,185,593
102,978	Aveva Group PLC**	1,724,022
15,735	Concur Technologies, Inc.*	671,570
3,905	Microstrategy, Inc.*	293,226
213,655	Oracle Corp.**	4,585,036
82,105	Taleo Corp.*	1,994,331
48,561	Temenos Group A.G.*	1,168,699
16,000	Totvs S.A.	1,187,697
		14,450,487
Finance – Other Services – 0.4%
65,700	BM&F Bovespa S.A.	422,344
Human Resources – 1.9%
101,990	SuccessFactors, Inc.*	2,120,372
Internet Applications Software – 2.3%
15,900	Tencent Holdings, Ltd.	262,214
153,080	Vocus, Inc.*	2,339,063
		2,601,277
Internet Security – 0.5%
41,439	Symantec Corp.*	575,173
Medical – Biomedical and Genetic – 4.8%
12,470	Alexion Pharmaceuticals, Inc.*	638,339
55,435	Celgene Corp.*	2,817,207
10,260	Genzyme Corp.*	520,900
9,198	Gilead Sciences, Inc.*	315,307
48,428	Myriad Genetics, Inc.*	723,999
11,420	Vertex Pharmaceuticals, Inc.*	375,718
		5,391,470
Medical Information Systems – 0.8%
33,320	athenahealth, Inc.*	870,652
Multimedia – 0.8%
75,197	News Corp. – Class A	899,356
Networking Products – 5.8%
276,625	Cisco Systems, Inc.*	5,894,878
23,035	Juniper Networks, Inc.*	525,659
		6,420,537
Power Converters and Power Supply Equipment – 0.4%
210,000	China High Speed Transmission Equipment Group Co., Ltd.	440,592
Retail – Automobile – 0.6%
17,513	Copart, Inc.*	627,141
Semiconductor Components/Integrated Circuits – 6.1%
737,825	Atmel Corp.*	3,541,560
205,632	Marvell Technology Group, Ltd.*	3,240,760
		6,782,320
Semiconductor Equipment – 0.7%
14,581	ASML Holding N.V.	400,367
14,258	KLA-Tencor Corp.	397,513
		797,880
Telecommunication Equipment – 2.2%
24,721	CommScope, Inc.*	587,618
297,142	Tellabs Inc.**	1,898,738
		2,486,356
Telecommunication Equipment – Fiber Optics – 2.2%
118,028	Corning, Inc.	1,906,152
37,320	Finisar, Corp.*	556,068
		2,462,220

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2010

Shares or Contract Amounts		Value

Telecommunication Services – 0.7%
27,750	Amdocs, Ltd. (U.S. Shares)*,**	$745,088
Television – 0.5%
41,217	CBS Corp. – Class B	532,936
Toys – 2.9%
11,165	Nintendo Co., Ltd.**	3,252,875
Web Portals/Internet Service Providers – 4.8%
72,770	AOL, Inc.*	1,512,888
279,220	Yahoo!, Inc.*	3,861,613
		5,374,501
Wireless Equipment – 2.6%
23,084	Crown Castle International Corp.*	860,110
62,481	QUALCOMM, Inc.**	2,051,876
		2,911,986

Total Common Stock (cost $97,185,500)		109,367,856

Purchased Options – Calls – 0.3%
204	International Business Machines Corp. expires January 2011 exercise price $130.00	136,626
1,099	Oracle Corp. expires January 2011 exercise price $22.50	165,157

Total Purchased Options – Calls (premiums paid $489,336)		301,783

Purchased Option – Put – 0.1%
618	Powershares QQQ Trust expires September 2010 exercise price $40.00 (premiums paid $101,979)	100,299

Money Market – 1.6%
1,799,346	Janus Cash Liquidity Fund LLC, 0% (cost $1,799,346)	1,799,346

Total Investments (total cost $99,576,161) – 100.0%		111,569,284

Securities Sold Short – (4.9)%
Common Stock – (1.9)%
Computers – Peripheral Equipment – (0.8)%
31,533	Synaptics, Inc.*	(867,157)
Electronic Components – Semiconductors – (0.4)%
7,945	Cree, Inc.*	(476,938)
Telecommunication Equipment – (0.3)%
115,200	ZTE Corp.	(349,450)
Transactional Software – (0.4)%
21,910	Arcsight, Inc.*	(490,565)

Total Common Stock (proceeds $2,481,198)		(2,184,110)

Exchange-Traded Fund – (3.0)%
Sector Fund – Technology – (3.0)%
77,250	PowerShares QQQ Trust (ETF) (proceeds $3,576,299)	(3,299,348)

Total Securities Sold Short (proceeds $6,057,497)		(5,483,458)

Cash, Receivables and Other Assets, net of Liabilities – 4.9%		5,518,991

Net Assets – 100%		$111,604,817

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$3,240,760	2.9%
Brazil	1,610,042	1.4%
Canada	408,907	0.4%
Cayman Islands	1,827,766	1.6%
Guernsey	745,088	0.7%
Ireland	3,476,529	3.1%
Japan	4,588,294	4.1%
Netherlands	400,367	0.4%
South Korea	2,206,601	2.0%
Switzerland	5,585,881	5.0%
United Kingdom	7,526,621	6.7%
United States††	79,952,428	71.7%

Total	$111,569,284	100.0%

††	Includes Cash Equivalents (70.0% excluding Cash Equivalents)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

China	$(349,450)	6.4%
United States	(5,134,008)	93.6%

Total	$(5,483,458)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 7/29/10	925,000	$1,381,815	$(33,350)
British Pound 8/5/10	280,000	418,279	(7,393)
British Pound 8/12/10	1,423,000	2,125,753	(15,942)
Japanese Yen 7/29/10	107,500,000	1,216,699	(43,374)
Japanese Yen 8/5/10	114,000,000	1,290,410	(39,230)
Japanese Yen 8/12/10	105,000,000	1,188,662	(36,188)

Total		$7,621,618	$(175,477)

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2010

Statement of Assets and Liabilities

Janus Aspen
Global
As of June 30, 2010 (unaudited)	Technology
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$99,576
Unaffiliated investments at value	$109,770
Affiliated money market investments	1,799
Cash	1
Cash denominated in foreign currency(1)	118
Deposits with broker for short sales	6,057
Receivables:
Portfolio shares sold	45
Dividends	40
Non-interested Trustees’ deferred compensation	3
Other Assets	7
Total Assets	117,840
Liabilities:
Payables:
Short sales, at value(2)	5,483
Investments purchased	303
Portfolio shares repurchased	53
Advisory fees	62
Distribution fees and shareholder servicing fees – Service Shares	20
Distribution fees and shareholder servicing fees – Service II Shares	4
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	3
Accrued expenses and other payables	129
Forward currency contracts	175
Total Liabilities	6,235
Net Assets	$111,605
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$265,935
Undistributed net investment income/(loss)*	(346)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(166,381)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	12,397
Total Net Assets	$111,605
Net Assets – Institutional Shares	$3,540
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	840
Net Asset Value Per Share	$4.22
Net Assets – Service Shares	$90,733
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	20,972
Net Asset Value Per Share	$4.33
Net Assets – Service II Shares	$17,332
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,923
Net Asset Value Per Share	$4.42

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $117,742.
(2)	Includes proceeds of $6,057,497 on short sales.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
Global
For the six-month period ended June 30, 2010 (unaudited)	Technology
(all numbers in thousands)	Portfolio

Investment Income:
Dividends	$405
Dividends from affiliates	2
Foreign tax withheld	(10)
Total Investment Income	397
Expenses:
Advisory fees	394
Transfer agent fees and expenses	1
Registration fees	2
Custodian fees	13
Audit fees	12
Printing expenses	67
Non-interested Trustees’ fees and expenses	3
Short sales dividend expense	13
Short sales interest expense	–
Stock loan fees	67
Distribution fees and shareholder servicing fees – Service Shares	126
Distribution fees and shareholder servicing fees – Service II Shares	24
Other expenses	18
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	740
Expense and Fee Offset	–
Net Expenses	740
Net Investment Income/(Loss)	(343)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	8,856
Net realized gain/(loss) from short sales	(737)
Net realized gain/(loss) from options contracts	139
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(13,660)
Net Gain/(Loss) on Investments	(5,402)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(5,745)

See Notes to Financial Statements.

12 | JUNE 30, 2010

Statements of Changes in Net Assets

	Janus Aspen
	Global
For the six-month period ended June 30, 2010 (unaudited)	Technology
and the fiscal year ended December 31, 2009	Portfolio
(all numbers in thousands)	2010	2009

Operations:
Net investment income/(loss)	$(343)	$(529)
Net realized gain/(loss) from investment and foreign currency transactions	8,856	(1,848)
Net realized gain/(loss) from short sales	(737)	(1,161)
Net realized gain/(loss) from options contracts	139	(414)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(13,660)	47,348
Net Increase/(Decrease) in Net Assets Resulting from Operations	(5,745)	43,396
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net (Decrease) from Dividends and Distributions	–	–
Capital Share Transactions:
Shares sold
Institutional Shares	1,902	1,646
Service Shares	8,854	18,060
Service II Shares	3,062	7,087
Redemption fees
Service II Shares	8	10
Reinvested dividends and distributions
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Shares repurchased
Institutional Shares	(912)	(1,199)
Service Shares	(13,081)	(15,808)
Service II Shares	(3,761)	(7,427)
Net Increase/(Decrease) from Capital Share Transactions	(3,928)	2,369
Net Increase/(Decrease) in Net Assets	(9,673)	45,765
Net Assets:
Beginning of period	121,278	75,513
End of period	$111,605	$121,278

Undistributed net investment income/(loss)*	$(346)	$(3)

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Global Technology Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$4.43	$2.82	$5.02	$4.13	$3.82	$3.42
Income from Investment Operations:
Net investment income/(loss)	(.05)	(.04)	.09	–	.03	.05
Net gain/(loss) on investments (both realized and unrealized)	(.16)	1.65	(2.28)	.91	.28	.35
Total from Investment Operations	(.21)	1.61	(2.19)	.91	.31	.40
Less Distributions:
Dividends (from net investment income)*	–	–	(.01)	(.02)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	(.01)	(.02)	–	–
Net Asset Value, End of Period	$4.22	$4.43	$2.82	$5.02	$4.13	$3.82
Total Return**	(4.74)%	57.09%	(43.70)%	22.07%	8.12%	11.70%
Net Assets, End of Period (in thousands)	$3,540	$2,835	$1,395	$4,093	$2,673	$2,989
Average Net Assets for the Period (in thousands)	$3,551	$2,218	$3,000	$3,293	$2,823	$3,100
Ratio of Gross Expenses to Average Net Assets***(1)	0.96%(2)	0.95%(2)	0.85%(2)	0.82%(2)	0.83%	0.73%
Ratio of Net Expenses to Average Net Assets***(1)	0.96%(2)	0.95%(2)	0.85%(2)	0.82%(2)	0.83%	0.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.29)%	(0.31)%	0.04%(3)	0.70%	0.13%	0.01%
Portfolio Turnover Rate***	79%	101%	92%	67%	89%	42%

Service Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Global Technology Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$4.55	$2.90	$5.18	$4.27	$3.96	$3.55
Income from Investment Operations:
Net investment income/(loss)	(.01)	–	–	.02	–	–
Net gain/(loss) on investments (both realized and unrealized)	(.21)	1.65	(2.28)	.91	.31	.41
Total from Investment Operations	(.22)	1.65	(2.28)	.93	.31	.41
Less Distributions:
Dividends (from net investment income)*	–	–	–	(.02)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	(.02)	–	–
Net Asset Value, End of Period	$4.33	$4.55	$2.90	$5.18	$4.27	$3.96
Total Return**	(4.84)%	56.90%	(43.97)%	21.70%	7.83%	11.55%
Net Assets, End of Period (in thousands)	$90,733	$99,472	$62,274	$137,367	$132,281	$138,172
Average Net Assets for the Period (in thousands)	$101,529	$78,097	$101,523	$133,221	$134,175	$134,959
Ratio of Gross Expenses to Average Net Assets***(1)	1.21%(2)	1.22%(2)	1.11%(2)	1.07%(2)	1.08%	0.98%
Ratio of Net Expenses to Average Net Assets***(1)	1.21%(2)	1.22%(2)	1.11%(2)	1.07%(2)	1.08%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.56)%	(0.56)%	(0.23)%(3)	0.39%	(0.12)%	(0.24)%
Portfolio Turnover Rate***	79%	101%	92%	67%	89%	42%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	See Note 6 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.82% and 0.82%, respectively, in 2010, 0.91% and 0.91%, respectively, in 2009, 0.85% and 0.85%, respectively, in 2008 and 0.82% and 0.82%, respectively, in 2007 for Institutional Shares and 1.08% and 1.08%, respectively, in 2010, 1.18% and 1.17%, respectively, in 2009, 1.11% and 1.11%, respectively, in 2008 and 1.07% and 1.07%, respectively, in 2007 for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(3)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% for Institutional Shares and 0.02% for Service Shares. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

14 | JUNE 30, 2010

Service II Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Global Technology Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$4.65	$2.96	$5.28	$4.35	$4.03	$3.62
Income from Investment Operations:
Net investment income/(loss)	(.01)	–	–	.02	–	–
Net gain/(loss) on investments (both realized and unrealized)	(.22)	1.69	(2.32)	.93	.32	.41
Total from Investment Operations	(.23)	1.69	(2.32)	.95	.32	.41
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.02)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption Fees	–(1)	–(1)	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other	–	–	–	(.02)	–	–
Net Asset Value, End of Period	$4.42	$4.65	$2.96	$5.28	$4.35	$4.03
Total Return**	(4.95)%	57.09%	(43.89)%	21.75%	7.94%	11.33%
Net Assets, End of Period (in thousands)	$17,332	$18,971	$11,844	$26,188	$24,868	$25,882
Average Net Assets for the Period (in thousands)	$19,189	$16,142	$19,274	$25,482	$25,605	$24,247
Ratio of Gross Expenses to Average Net Assets***(2)	1.21%(3)	1.20%(3)	1.11%(3)	1.07%(3)	1.08%	0.99%
Ratio of Net Expenses to Average Net Assets***(2)	1.21%(3)	1.20%(3)	1.11%(3)	1.07%(3)	1.08%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.57)%	(0.54)%	(0.24)%(4)	0.39%	(0.13)%	(0.25)%
Portfolio Turnover Rate***	79%	101%	92%	67%	89%	42%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Redemption fees aggregated less than $.01 on a per share basis.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.08% and 1.08%, respectively, in 2010, 1.17% and 1.17%, respectively, in 2009, 1.11% and 1.11%, respectively, in 2008 and 1.07% and 1.07%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Global Science & Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Technology Portfolio
Common Stock
Cable/Satellite TV	$–	$1,335,418	$–
Computers – Peripheral Equipment	–	662,871	–
E-Commerce/Services	665,014	1,124,960	–
Electric Products – Miscellaneous	–	2,206,601	–
Electronic Components – Semiconductors	7,815,207	4,617,006	–
Enterprise Software/Services	10,372,173	4,078,314	–
Internet Applications Software	2,339,063	262,214	–
Power Converters and Power Supply Equipment	–	440,592	–
Semiconductor Equipment	397,513	400,367	–
Toys	–	3,252,875	–
All Others	69,397,668	–	–

Money Market	–	1,799,346	–

Total Investments in Securities	$90,986,638	$20,180,564	$–

Investments in Purchased Options:	$–	$402,082	$–

Investments in Securities Sold Short:	$(5,134,008)	$(349,450)	$–

Other Financial Instruments(a):	$–	$(175,477)	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2010 is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Technology Portfolio	$21,533,589

16 | JUNE 30, 2010

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Technology Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1% may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2010, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

18 | JUNE 30, 2010

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2010 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective June 30, 2010. This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including counterparty risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the

20 | JUNE 30, 2010

values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

The Portfolio recognized realized gains/(losses) from written options contracts during the six-month period ended June 30, 2010 as indicated in the table below:

Portfolio	(Losses)

Janus Aspen Global Technology Portfolio	$(67,273)

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the six-month period ended June 30, 2010 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2009	–	$–
Options written	910	148,023
Options closed	(632)	(110,976)
Options expired	–	–
Options exercised	(278)	(37,047)

Options outstanding at June 30, 2010	–	$–

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty

22 | JUNE 30, 2010

and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of June 30, 2010

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Unaffiliated investments at value	$402,082
Foreign Exchange Contracts			Forward currency contracts	$175,477

Total		$402,082		$175,477

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$139,097	$–	$139,097

Foreign Exchange Contracts	–	–	–	612,615	612,615

Total	$–	$–	$139,097	$612,615	$751,712

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$(189,233)	$–	$(189,233)

Foreign Exchange Contracts	–	–	–	(407,327)	(407,327)

Total	$–	$–	$(189,233)	$(407,327)	$(596,560)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or

24 | JUNE 30, 2010

commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and the Portfolio no longer has any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. As of June 30, 2010, Janus Aspen Global Technology Portfolio had deposits with brokers of $6,057,497. The deposits represent restricted cash held as collateral in relation to short sales.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Global Technology Portfolio	All Asset Levels	0.64

Janus Capital has agreed until at least May 1, 2011 to reimburse the Portfolio by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

	New Expense	Previous Expense
	Limit (%)	Limit (%)
Portfolio	(May 1, 2010 to Present)	(until May 1, 2010)

Janus Aspen Global Technology Portfolio	0.95	1.24

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares and Service II Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the

26 | JUNE 30, 2010

annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2010 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2010.

For the six-month period ended June 30, 2010, Janus Capital assumed $13,702 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $26,000 was paid by the Trust during the six-month period ended June 30, 2010. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees for the six-month period ended June 30, 2010 were $8,160 for the Portfolio.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the six-month period ended June 30, 2010, the Portfolio recorded distributions from affiliated investment

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/10

Janus Aspen Global Technology Portfolio
Janus Cash Liquidity Fund LLC	$28,586,997	$(28,647,653)	$2,005	$1,799,346

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)	Net Tax Appreciation

Janus Aspen Global Technology Portfolio	$100,052,680	$17,649,297	$(6,132,693)	$11,516,604

Information on the tax components of securities sold short as of June 30, 2010 is as follows:

	Federal Tax
	Proceeds from	Unrealized	Unrealized
Portfolio	Securities Sold Short	(Appreciation)	Depreciation	Net Tax Depreciation

Janus Aspen Global Technology Portfolio	$(6,057,497)	$–	$574,039	$574,039

Net capital loss carryovers as of December 31, 2009 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

	December 31,	December 31,	December 31,	December 31,	Accumulated
Portfolio	2010	2011	2012	2017	Capital Losses

Janus Aspen Global Technology Portfolio	$(148,365,762)	$(8,794,052)	$(1,233,946)	$(15,445,861)	$(173,839,621)

28 | JUNE 30, 2010

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

Janus Aspen Global
Technology Portfolio

Institutional Shares
2010	0.96%
2009	0.95%
2008	0.85%
2007	0.82%
2006	0.83%
2005	0.73%

Service Shares
2010	1.21%
2009	1.22%
2008	1.11%
2007	1.07%
2006	1.08%
2005	0.98%

Service II Shares
2010	1.21%
2009	1.20%
2008	1.11%
2007	1.07%
2006	1.08%
2005	0.99%

7.	Capital Share Transactions

For the six-month period ended
June 30, 2010 (unaudited) and the fiscal year ended	Janus Aspen Global Technology Portfolio
December 31, 2009 (all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Institutional Shares
Shares sold	408	488
Reinvested dividends and distributions	–	–
Shares repurchased	(208)	(343)
Net Increase/(Decrease) in Portfolio Shares	200	145
Shares Outstanding, Beginning of Period	640	495
Shares Outstanding, End of Period	840	640
Transactions in Portfolio Shares – Service Shares
Shares sold	1,920	4,803
Reinvested dividends and distributions	–	–
Shares repurchased	(2,794)	(4,417)
Net Increase/(Decrease) in Portfolio Shares	(874)	386
Shares Outstanding, Beginning of Period	21,846	21,460
Shares Outstanding, End of Period	20,972	21,846
Transactions in Portfolio Shares – Service II Shares
Shares sold	642	1,984
Reinvested dividends and distributions	–	–
Shares repurchased	(801)	(1,904)
Net Increase/(Decrease) in Portfolio Shares	(159)	80
Shares Outstanding, Beginning of Period	4,082	4,002
Shares Outstanding, End of Period	3,923	4,082

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

8.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Technology Portfolio	$46,933,464	$51,311,818	$–	$–

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit Court of Appeals.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. The Portfolio adopted disclosures that are effective for interim and annual periods beginning after December 15, 2009, and the applicable disclosures have been presented within Note 1 “Organization and Significant Accounting Policies.” Other required disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Portfolio’s financial statement disclosures.

11.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2010 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

30 | JUNE 30, 2010

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series | 31

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

32 | JUNE 30, 2010

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 90 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses),

Janus Aspen Series | 33

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

34 | JUNE 30, 2010

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Janus Aspen Series | 35

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 10, 2010. At the meeting, the following matter was voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
To elect nine Trustees, each of whom is considered “independent.”

		Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Trustees	Record Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total

Jerome S. Contro	10,252,890,836	7,855,307,847	442,811,261	8,298,119,108	76.615%	4.319%	80.934%	94.664%	5.336%	100.000%
William F. McCalpin	10,252,890,836	7,857,359,595	440,759,513	8,298,119,108	76.635%	4.299%	80.934%	94.688%	5.312%	100.000%
John W. McCarter, Jr.	10,252,890,836	7,851,984,322	446,134,786	8,298,119,108	76.583%	4.351%	80.934%	94.624%	5.376%	100.000%
Dennis B. Mullen	10,252,890,836	7,848,139,711	449,979,397	8,298,119,108	76.545%	4.389%	80.934%	94.577%	5.423%	100.000%
James T. Rothe	10,252,890,836	7,855,885,543	442,233,565	8,298,119,108	76.621%	4.313%	80.934%	94.671%	5.329%	100.000%
William D. Stewart	10,252,890,836	7,855,883,028	442,236,080	8,298,119,108	76.621%	4.313%	80.934%	94.671%	5.329%	100.000%
Martin H. Waldinger	10,252,890,836	7,836,263,289	461,855,819	8,298,119,108	76.429%	4.505%	80.934%	94.434%	5.566%	100.000%
Linda S. Wolf	10,252,890,836	7,858,724,319	439,394,789	8,298,119,108	76.648%	4.286%	80.934%	94.705%	5.295%	100.000%
John P. McGonigle	10,252,890,836	7,861,369,717	436,749,392	8,298,119,108	76.674%	4.260%	80.934%	94.737%	5.263%	100.000%

36 | June 30, 2010

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Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (8/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0710-267	8-31-10 109-24-81136 09-10

2010 SEMIANNUAL REPORT

Janus Aspen Series

Janus Aspen Janus Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If a Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2010. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2010 to June 30, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Janus Portfolio (unaudited)

Portfolio Snapshot
We seek to deliver strong risk-adjusted returns over an entire market cycle by managing a diversified, moderately positioned, classic large cap growth portfolio. We look for durable franchises with consistent free cash flow growth, high and improving returns, diversified revenue streams and properly incentivized management teams.
Jonathan Coleman lead co-portfolio manager	Daniel Riff co-portfolio manager

Performance Review

For the six-month period ended June 30, 2010, Janus Aspen Janus Portfolio’s Institutional Shares and Service Shares returned -5.37% and -5.44%, respectively, meanwhile, the Portfolio’s primary benchmark, the Russell 1000 Growth Index, returned -7.65% and its secondary benchmark, the S&P 500 Index, returned -6.65%.

Economic Overview

Equity markets sustained the rally that began in early March 2009 into April of 2010 as economic momentum and positive earnings surprises provided a tailwind for equity prices. Concerns over sovereign creditworthiness in Europe, moderating economic data out of the U.S. and slowing growth in China set the tone for the period since the market’s April 23, 2010 peak. Mid-cap and small-cap indices outperformed large caps, while value-style indices topped growth. Energy and utilities led the Russell 1000 Growth Index lower. The best performing sectors included telecommunications and industrials. Commodities were mixed led by gains in gold and other precious metals, while natural gas was among the weakest performers.

The Portfolio’s outperformance was driven by selections within materials and energy. On the downside, our holdings within health care and consumer staples held back returns. Please see “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Contributors to Relative Performance

Apple, Inc. remained a top contributor amid continued market share gains in the personal computer and smart phone markets. We like the company’s durable franchise and long-term growth prospects, and believe it has multiple ways to win in a variety of economic environments. That said, we trimmed the position into strength better reflecting our view of its valuation and risk/reward profile. Higher gold prices provided a tailwind for gold producing company Newmont Mining Corp., which has assets and operations worldwide. We like Newmont’s potential for improving returns on capital amid high gold prices. We also think the company could do well in either an inflationary or deflationary outcome.

Berkshire Hathaway, Inc. – Class B, a conglomerate of what we consider to be world-class insurance companies, benefited from a 50-for-1 stock split and its inclusion in the S&P 500 Index early in the period. Berkshire has historically been a stable company with a strong insurance franchise and a solid track record for deploying capital effectively. However, Berkshire’s more recent acquisitions have been larger and we believe may struggle to produce returns as attractive as those in the past; as a result, we decided to eliminate our position entirely.

Detractors from Relative Performance

Shares of Celgene Corp. declined over the second half of the period amid overall market weakness and news late in the period that the company had agreed to buy Abraxis BioScience, a biotechnology company specializing in cancer therapeutics and treatment. Aside from the deal, we think Celgene’s cancer-fighting drug Revlimid is a very attractive franchise with good growth potential given its uses as a maintenance therapy and increasing duration of treatment.

Google, Inc. – Class A, an Internet company, was weak during the period. We still think the company can improve its dominant market share by expanding its search technology in different areas, such as mobile devices. Longer term, we continue to see strong growth potential worldwide. Enterprise software company Cisco Systems, Inc. declined amid overall equity market weakness. Despite the poor stock performance, the company continued to take market share in its core router and switches business. We believe growing global networking demand will continue to drive demand for Cisco’s core products and services. In addition, with few competitive threats, we believe Cisco is well positioned to maintain its dominant market share and pricing power.

2 | JUNE 30, 2010

(unaudited)

Outlook

Investors have become increasingly concerned about the significant challenges and economic imbalances facing the U.S. and global economies. Risk aversion returned to the market in late April as we saw correlations across different markets and sectors rise during the first six months of the year. Given what we see as strengthening headwinds, we maintain our cautious view on the overall economy and equity markets. Emerging markets remain attractive to us long-term, but near-term slowing in China and credit problems in Europe could exacerbate the nascent global economic recovery. These pressures are in addition to the waning positive momentum from the U.S. Federal Reserve’s accommodative monetary policy, government stimulus and aggressive corporate cost cutting.

Despite the uncertainty, overall equity valuations are still reasonable in our view with large cap growth stocks particularly attractive. We felt that many quality companies were trading at sharp discounts to their fair value through the end of the period. Furthermore, healthy corporate balance sheets with lots of cash remain a positive for stocks. Firms remain generally cautious in hiring and spending, however. And while continued momentum from the aggressive cost cutting of last year may still drive positive earnings surprises over the near term, muted and uneven economic growth may limit the breadth of any potential market rally.

Against this uncertain backdrop, we continue to believe our approach is prudent. We seek to own the dominant franchises that can take market share in an upturn or buy weaker competitors in a downturn. Companies that we believe can control their own destiny are attractive to us. Over the long-term, we believe a conservatively positioned growth portfolio invested in value creators can perform well on both a relative and absolute basis.

Thank you for your investment in Janus Aspen Janus Portfolio.

Janus Aspen Janus Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	0.85%
Newmont Mining Corp.	0.25%
Berkshire Hathaway, Inc. – Class B	0.19%
PowerShares QQQ Trust	0.19%
Canadian National Railway Co. (U.S. Shares)	0.10%

5 Bottom Performers – Holdings

Contribution

Celgene Corp.	–0.82%
Google, Inc. – Class A	–0.65%
Cisco Systems, Inc.	–0.56%
Petroleo Brasileiro S.A. (U.S. Shares)	–0.46%
Marvell Technology Group, Ltd.	–0.45%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Utilities	–0.02%	0.12%	0.84%
Industrials	–0.09%	10.76%	10.66%
Consumer Discretionary	–0.17%	5.29%	11.02%
Telecommunication Services	–0.18%	4.22%	0.60%
Materials	–0.27%	5.22%	3.80%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Information Technology	–3.51%	31.20%	32.45%
Health Care	–2.24%	13.59%	15.69%
Energy	–1.03%	9.00%	4.15%
Consumer Staples	–1.03%	12.93%	15.69%
Financials	–0.67%	7.67%	5.10%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 3

Janus Aspen Janus Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2010

Celgene Corp. Medical – Biomedical and Genetic	5.8%
Apple, Inc. Computers	5.0%
Anheuser-Busch InBev N.V. Brewery	4.9%
Cisco Systems, Inc. Networking Products	4.3%
Crown Castle International Corp. Wireless Equipment	4.2%

24.2%

Asset Allocation – (% of Net Assets)
As of June 30, 2010

Emerging markets comprised 2.2% of total net assets.

*Includes Securities Sold Short of (1.0)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2010

As of December 31, 2009

4 | JUNE 30, 2010

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010						Expense Ratios – per the May 1, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Janus Portfolio – Institutional Shares	–5.37%	17.15%	1.23%	–3.99%	6.00%	0.68%

Janus Aspen Janus Portfolio – Service Shares	–5.44%	16.91%	0.98%	–4.23%	5.71%	0.92%

Russell 1000® Growth Index	–7.65%	13.62%	0.38%	–5.14%	6.04%

S&P 500® Index	–6.65%	14.43%	–0.79%	–1.59%	6.91%

Core Growth Index	–7.15%	14.03%	–0.19%	–3.33%	6.52%

Lipper Quartile – Institutional Shares	–	1st	1st	2nd	2nd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	–	16/233	25/191	46/97	15/29

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Janus Portfolio (unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2009. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity portfolios. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s use of short sales in effect leverages the Portfolio. The Portfolio’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Due to certain investment strategies, the Fund may have an increased position in cash.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$946.80	$3.28

Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$945.60	$4.39

Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56

†	Expenses are equal to the annualized expense ratio of 0.68% for Institutional Shares and 0.91% for Service Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6 | JUNE 30, 2010

Janus Aspen Janus Portfolio

Schedule of Investments (unaudited)

As of June 30, 2010

Shares		Value

Common Stock – 90.4%
Aerospace and Defense – Equipment – 0.5%
41,385	United Technologies Corp.	$2,686,300
Agricultural Chemicals – 0.9%
60,540	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	5,220,970
Applications Software – 0.7%
174,400	Microsoft Corp.	4,012,944
Beverages – Non-Alcoholic – 0.5%
115,700	Coca-Cola Enterprises, Inc.	2,992,002
Beverages – Wine and Spirits – 1.0%
356,631	Diageo PLC**	5,587,315
Brewery – 4.9%
598,135	Anheuser-Busch InBev N.V.**	28,727,364
2,113,456	Anheuser-Busch InBev N.V. – VVPR Strip*,**	7,933
		28,735,297
Casino Hotels – 0.7%
588,740	Crown, Ltd.**	3,814,776
Commercial Banks – 0.7%
231,174	ICICI Bank, Ltd.	4,239,580
Commercial Services – Finance – 0.3%
47,615	Global Payments, Inc.	1,739,852
Computers – 9.1%
114,918	Apple, Inc.*,**	28,905,324
196,665	International Business Machines Corp.	24,284,194
		53,189,518
Cosmetics and Toiletries – 1.4%
105,170	Colgate-Palmolive Co.	8,283,189
Diversified Banking Institutions – 3.4%
359,284	Bank of America Corp.	5,162,911
44,045	Goldman Sachs Group, Inc.	5,781,787
185,500	JPMorgan Chase & Co.	6,791,155
86,875	Morgan Stanley	2,016,369
		19,752,222
Diversified Operations – 3.6%
242,430	Danaher Corp.	8,999,002
68,105	Illinois Tool Works, Inc.	2,811,374
264,195	Tyco International, Ltd. (U.S. Shares)	9,307,590
		21,117,966
E-Commerce/Services – 1.9%
574,135	eBay, Inc.*	11,258,787
Electric Products – Miscellaneous – 0.9%
124,990	Emerson Electric Co.	5,460,813
Electronic Components – Semiconductors – 1.2%
287,636	Texas Instruments, Inc.	6,696,166
Electronic Connectors – 0.9%
132,425	Amphenol Corp. – Class A	5,201,654
Enterprise Software/Services – 2.9%
774,735	Oracle Corp.	16,625,813
Finance – Other Services – 0.5%
9,305	CME Group, Inc.	2,619,823
Food – Miscellaneous/Diversified – 0.3%
49,755	General Mills, Inc.	1,767,298
Food – Retail – 0.6%
627,046	Tesco PLC**	3,530,088
Gold Mining – 1.9%
43,015	Agnico-Eagle Mines, Ltd. (U.S. Shares)	2,614,452
133,860	Newmont Mining Corp.	8,264,516
		10,878,968
Industrial Gases – 1.3%
99,010	Praxair, Inc.	7,523,770
Investment Management and Advisory Services – 1.0%
136,400	T. Rowe Price Group, Inc.	6,054,796
Life and Health Insurance – 0.4%
309,361	Prudential PLC**	2,318,379
Medical – Biomedical and Genetic – 7.4%
662,336	Celgene Corp.*,**	33,659,915
55,595	Genzyme Corp.*	2,822,558
185,875	Gilead Sciences, Inc.*	6,371,795
		42,854,268
Medical – Drugs – 2.7%
99,405	Abbott Laboratories	4,650,166
434,275	Bristol-Myers Squibb Co.	10,830,818
		15,480,984
Medical Instruments – 0.7%
116,474	St. Jude Medical, Inc.*	4,203,547
Medical Products – 2.5%
246	Baxter International, Inc.	9,997
365,385	Covidien PLC (U.S. Shares)**	14,681,170
		14,691,167
Metal Processors and Fabricators – 1.2%
66,925	Precision Castparts Corp.	6,887,921
Multi-Line Insurance – 0.5%
59,895	ACE, Ltd. (U.S. Shares)	3,083,395
Multimedia – 0.6%
119,770	Walt Disney Co.	3,772,755
Networking Products – 4.3%
1,177,057	Cisco Systems, Inc.*	25,083,085
Oil Companies – Exploration and Production – 6.8%
61,500	Apache Corp.	5,177,685
145,720	EOG Resources, Inc.	14,334,476
263,790	Occidental Petroleum Corp.	20,351,398
		39,863,559
Oil Companies – Integrated – 1.0%
186,339	BG Group PLC**	2,758,020
98,011	Petroleo Brasileiro S.A. (U.S. Shares)	2,920,728
		5,678,748
Pharmacy Services – 0.4%
40,670	Medco Health Solutions, Inc.*	2,240,104
Retail – Apparel and Shoe – 0.8%
202,765	Limited Brands, Inc.	4,475,024
Retail – Building Products – 1.0%
207,555	Home Depot, Inc.	5,826,069
Retail – Drug Store – 0.9%
201,825	Walgreen Co.	5,388,728
Retail – Regional Department Stores – 0.6%
70,295	Kohl’s Corp.*	3,339,013

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 7

Janus Aspen Janus Portfolio

Schedule of Investments (unaudited)

As of June 30, 2010

Shares		Value

Retail – Restaurants – 0.7%
59,718	McDonald’s Corp.	$3,933,625
Semiconductor Components/Integrated Circuits – 2.4%
547,850	Marvell Technology Group, Ltd.*	8,634,116
2,899,942	Taiwan Semiconductor Manufacturing Co., Ltd.	5,425,728
		14,059,844
Steel – Producers – 0.9%
131,895	Nucor Corp.	5,048,941
Telecommunication Equipment – 0%
334	Nortel Networks Corp. (U.S. Shares)*	10
Telecommunication Equipment – Fiber Optics – 0.7%
239,605	Corning, Inc.	3,869,621
Television – 0.9%
403,545	CBS Corp. – Class B	5,217,837
Tobacco – 0.9%
120,300	Philip Morris International, Inc.	5,514,552
Transportation – Railroad – 1.2%
125,100	Canadian National Railway Co. (U.S. Shares)	7,178,238
Transportation – Services – 2.0%
87,485	C.H. Robinson Worldwide, Inc.	4,869,416
110,665	Expeditors International of Washington, Inc.	3,819,049
52,405	United Parcel Service, Inc. – Class B	2,981,320
		11,669,785
Web Portals/Internet Service Providers – 3.2%
23,945	Google, Inc. – Class A*	10,654,328
585,300	Yahoo!, Inc.*	8,094,699
		18,749,027
Wireless Equipment – 4.6%
662,760	Crown Castle International Corp.*,**	24,694,437
351,800	Motorola, Inc.*	2,293,736
		26,988,173

Total Common Stock (cost $442,092,560)		526,406,306

Money Market – 9.2%
53,773,921	Janus Cash Liquidity Fund LLC, 0% (cost $53,773,921)	53,773,921

Total Investments (total cost $495,866,481) – 99.6%		580,180,227

Security Sold Short – (1.0)%
Exchange Traded Fund – (1.0)%
137,500	PowerShares QQQ Trust (ETF) (proceeds $6,390,112)	(5,872,625)

Cash, Receivables and Other Assets, net of Liabilities – 1.4%		8,010,719

Net Assets – 100%		$582,318,321

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$3,814,776	0.7%
Belgium	28,735,298	5.0%
Bermuda	8,634,116	1.5%
Brazil	2,920,728	0.5%
Canada	15,013,670	2.6%
India	4,239,580	0.7%
Ireland	14,681,169	2.5%
Switzerland	12,390,984	2.1%
Taiwan	5,425,728	0.9%
United Kingdom	14,193,803	2.4%
United States††	470,130,375	81.1%

Total	$580,180,227	100.0%

††	Includes Cash Equivalents (71.8% excluding Cash Equivalents).

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(5,872,625)	100.0%

Total	$(5,872,625)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

Australian Dollar 8/5/10	540,000	$452,433	$(2,106)
Australian Dollar 8/12/10	2,560,000	2,143,156	106,828
British Pound 8/5/10	6,400,000	9,560,658	(158,162)
Euro 8/5/10	11,700,000	14,307,817	81,078
Euro 8/12/10	3,600,000	4,402,563	54,057

Total		$30,866,627	$81,695

See Notes to Schedule of Investments and Financial Statements.

8 | JUNE 30, 2010

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2010 (unaudited)	Janus
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$495,866
Unaffiliated investments at value	$526,406
Affiliated money market investments	53,774
Cash	100
Cash denominated in foreign currency(1)	60
Deposits with broker for short sales	6,390
Receivables:
Investments sold	8,847
Portfolio shares sold	124
Dividends	1,912
Non-interested Trustees’ deferred compensation	16
Forward currency contracts	242
Other assets	–
Total Assets	597,871
Liabilities:
Payables:
Short sales, at value(2)	5,873
Investments purchased	8,095
Portfolio shares repurchased	633
Advisory fees	378
Distribution fees and shareholder servicing fees – Service Shares	68
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	16
Foreign tax liability	145
Forward currency contracts	160
Accrued expenses and other payables	182
Total Liabilities	15,553
Net Assets	$582,318
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$851,995
Undistributed net investment income/(loss)*	1,317
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(355,750)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(3)	84,756
Total Net Assets	$582,318
Net Assets – Institutional Shares	$366,173
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	18,222
Net Asset Value Per Share	$20.10
Net Assets – Service Shares	$216,145
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	10,850
Net Asset Value Per Share	$19.92

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $59,735.
(2)	Includes proceeds of $6,390,112.
(3)	Net of foreign tax on investments of $145,351.

See Notes to Financial Statements.

Janus Aspen Series | 9

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2010 (unaudited)	Janus
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	13,936
Dividends from affiliates	134
Foreign tax withheld	(412)
Total Investment Income	13,658
Expenses:
Advisory fees	6,758
Transfer agent fees and expenses	–
Registration fees	13
Custodian fees	38
Audit fees	22
Non-interested Trustees’ fees and expenses	39
Short sales dividend expense	12
Short sales interest expense	–
Distribution fees and shareholder servicing fees – Service Shares	2,115
Other expenses	156
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	9,153
Expense and Fee Offset	–
Net Expenses	9,153
Net Investment Income/(Loss)	4,505
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	304,479
Net realized gain/(loss) from futures contracts	234
Net realized gain/(loss) from short sales	286
Net realized gain/(loss) from options contracts	(1,312)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations
and non-interested Trustees’ deferred compensation(1)	(364,047)
Net Gain/(Loss) on Investments	(60,360)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(55,855)

(1)	Net of foreign tax on investments of $145,351.

See Notes to Financial Statements.

10 | JUNE 30, 2010

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2010 (unaudited)	Janus
and the fiscal year ended December 31, 2009	Portfolio
(all numbers in thousands)	2010	2009

Operations:
Net investment income/(loss)	$4,505	$7,105
Net realized gain/(loss) from investment and foreign currency transactions	304,479	(270,835)
Net realized gain/(loss) from futures contracts	234	–
Net realized gain/(loss) from short sales	286	–
Net realized gain/(loss) from options contracts	(1,312)	4,911
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(364,047)	886,824
Net Increase/(Decrease) in Net Assets Resulting from Operations	(55,855)	628,005
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(3,477)	(2,061)
Service Shares	(446)	(5,830)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net (Decrease) from Dividends and Distributions	(3,923)	(7,891)
Capital Share Transactions:
Shares sold
Institutional Shares	5,674	23,365
Service Shares	87,642	500,512
Reinvested dividends and distributions
Institutional Shares	3,477	2,061
Service Shares	446	5,830
Shares repurchased
Institutional Shares	(60,596)	(55,027)
Service Shares	(1,883,363)	(113,326)
Net Increase/(Decrease) from Capital Share Transactions	(1,846,720)	363,415
Net Increase/(Decrease) in Net Assets	(1,906,498)	983,529
Net Assets:
Beginning of period	2,488,816	1,505,287
End of period	$582,318	$2,488,816

Undistributed net investment income/(loss)*	$1,317	$735

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 11

Financial Highlights

Institutional Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Janus Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$21.43	$15.81	$26.43	$23.12	$20.86	$20.08
Income from Investment Operations:
Net investment income/(loss)	.09	.12	.22	.24	.12	.09
Net gain/(loss) on investments (both realized and unrealized)	(1.23)	5.60	(10.68)	3.25	2.25	.76
Total from Investment Operations	(1.14)	5.72	(10.46)	3.49	2.37	.85
Less Distributions:
Dividends (from net investment income)*	(.19)	(.10)	(.16)	(.18)	(.11)	(.07)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.19)	(.10)	(.16)	(.18)	(.11)	(.07)
Net Asset Value, End of Period	$20.10	$21.43	$15.81	$26.43	$23.12	$20.86
Total Return**	(5.32)%	36.26%	(39.70)%	15.14%	11.38%	4.23%
Net Assets, End of Period (in thousands)	$366,173	$441,921	$353,051	$677,593	$677,289	$730,374
Average Net Assets for the Period (in thousands)	$423,516	$380,924	$525,042	$686,441	$693,731	$857,660
Ratio of Gross Expenses to Average Net Assets***	0.68%(1)	0.68%	0.66%	0.66%	0.69%	0.66%
Ratio of Net Expenses to Average Net Assets***	0.68%(1)	0.68%	0.66%	0.66%	0.69%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.56%	0.59%	0.87%	0.89%	0.49%	0.31%
Portfolio Turnover Rate***	42%	56%	69%	78%	54%	87%

Service Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Janus Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$21.11	$15.59	$26.08	$22.84	$20.62	$19.85
Income from Investment Operations:
Net investment income/(loss)	.04	.07	.14	.32	.02	(.02)
Net gain/(loss) on investments (both realized and unrealized)	(1.19)	5.52	(10.50)	3.07	2.26	.82
Total from Investment Operations	(1.15)	5.59	(10.36)	3.39	2.28	.80
Less Distributions:
Dividends (from net investment income)*	(.04)	(.07)	(.13)	(.15)	(.06)	(.03)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.04)	(.07)	(.13)	(.15)	(.06)	(.03)
Net Asset Value, End of Period	$19.92	$21.11	$15.59	$26.08	$22.84	$20.62
Total Return**	(5.44)%	35.93%	(39.85)%	14.84%	11.08%	4.01%
Net Assets, End of Period (in thousands)	$216,145	$2,046,895	$1,152,236	$1,211,381	$149,718	$157,041
Average Net Assets for the Period (in thousands)	$1,705,891	$1,528,802	$1,251,357	$569,659	$148,875	$163,753
Ratio of Gross Expenses to Average Net Assets***	0.91%(1)	0.92%	0.91%	0.91%	0.94%	0.91%
Ratio of Net Expenses to Average Net Assets***	0.91%(1)	0.92%	0.91%	0.91%	0.94%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.39%	0.32%	0.61%	0.58%	0.24%	0.06%
Portfolio Turnover Rate***	42%	56%	69%	78%	54%	87%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.67% and 0.67%, respectively, for Institutional Shares and 0.91% and 0.91%, respectively, for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

12 | JUNE 30, 2010

Notes to Schedule of Investments (unaudited)

Core Growth Index	An internally calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Janus Portfolio
Common Stock
Beverages – Wine and Spirits	$–	$5,587,315	$–
Brewery	–	28,735,298	–
Casino Hotels	–	3,814,776	–
Commercial Banks	–	4,239,580	–
Food – Retail	–	3,530,088	–
Life and Health Insurance	–	2,318,379	–
Oil Companies – Integrated	–	5,678,748	–
Semiconductor Components/Integrated Circuits	8,634,116	5,425,728	–
All Other	458,442,278	–	–

Money Market	–	53,773,921	–

Total Investments in Securities	$467,076,394	$113,103,833	$–

Investments in Securities Sold Short:	$(5,872,625)	$–	$–

Other Financial Instruments(a):	$–	$81,695	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, swap agreements, and/or securities with extended settlement dates as of June 30, 2010 is noted below.

Portfolio	Aggregate Value

Janus Aspen Janus Portfolio	$101,439,546

Janus Aspen Series | 13

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Janus Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

14 | JUNE 30, 2010

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2010, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2010 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective June 30, 2010. This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests

16 | JUNE 30, 2010

in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including counterparty risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

18 | JUNE 30, 2010

The Portfolio recognized realized gains/(losses) from written options contracts during the six-month period ended June 30, 2010 as indicated in the table below:

Portfolio	Gains

Janus Aspen Janus Portfolio	$249,387

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the six-month period ended June 30, 2010 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Janus Portfolio
Options outstanding at December 31, 2009	2,346	$115,587
Options written	–	–
Options closed	–	–
Options expired	(2,346)	(115,587)
Options exercised	–	–

Options outstanding at June 30, 2010	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Janus Portfolio
Options outstanding at December 31, 2009	–	$–
Options written	223	133,800
Options closed	–	–
Options expired	(223)	(133,800)
Options exercised	–	–

Options outstanding at June 30, 2010	–	$–

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of June 30, 2010

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$241,963	Forward currency contracts	$160,268

Total		$241,963		$160,268

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$233,920	$–	$(1,311,628)	$–	$(1,077,708)

Foreign Exchange Contracts	–	–	–	26,054,792	26,054,792

Total	$233,920	$–	$(1,311,628)	$26,054,792	$24,977,084

20 | JUNE 30, 2010

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(102,121)	$–	$(102,121)

Foreign Exchange Contracts	–	–	–	(5,479,866)	(5,479,866)

Total	$–	$–	$(102,121)	$(5,479,866)	$(5,581,987)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and the Portfolio no longer has any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only

22 | JUNE 30, 2010

when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. As of June 30, 2010, Janus Aspen Janus Portfolio had deposits with brokers of $6,390,112. The deposits represent restricted cash held as collateral in relation to short sales.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Janus Portfolio	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2010 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations.

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2010.

For the six-month period ended June 30, 2010, Janus Capital assumed $13,702 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $26,000 was paid by the Trust during the six-month period ended June 30, 2010. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the six-month period ended June 30, 2010, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/10

Janus Aspen Janus Portfolio
Janus Cash Liquidity Fund LLC	$1,862,782,139	$(1,931,877,000)	$133,945	$53,773,921

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

24 | JUNE 30, 2010

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)	Net Tax Appreciation

Janus Aspen Janus Portfolio	$513,744,002	$82,509,718	$(16,073,493)	$66,436,225

Information on the tax components of securities sold short as of June 30, 2010 is as follows:

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	(Appreciation)	Depreciation	Net Tax Depreciation

Janus Aspen Janus Portfolio	$(6,390,112)	$–	$517,487	$517,487

Net capital loss carryovers as of December 31, 2009 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

	December 31,	December 31,	December 31,	December 31,	Accumulated
Portfolio	2010	2011	2016	2017	Capital Losses

Janus Aspen Janus Portfolio(1)	$(84,773,612)	$(84,773,612)	$(100,329,195)	$(332,212,700)	$(602,089,119)

(1)	Capital loss carryover is subject to annual limitations.

6.	Capital Share Transactions

For the six-month period ended
June 30, 2010 (unaudited) and the fiscal year ended	Janus Aspen Janus Portfolio
December 31, 2009 (all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Institutional Shares
Shares sold	263	1,328
Reinvested dividends and distributions	171	112
Shares repurchased	(2,835)	(3,143)
Net Increase/(Decrease) in Portfolio Shares	(2,401)	(1,703)
Shares Outstanding, Beginning of Period	20,623	22,326
Shares Outstanding, End of Period	18,222	20,623
Transactions in Portfolio Shares – Service Shares
Shares sold	4,109	29,112
Reinvested dividends and distributions	22	325
Shares repurchased	(90,256)	(6,355)
Net Increase/(Decrease) in Portfolio Shares	(86,125)	23,082
Shares Outstanding, Beginning of Period	96,975	73,893
Shares Outstanding, End of Period	10,850	96,975

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

7.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Janus Portfolio	$399,743,090	$2,165,148,328	$–	$–

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit Court of Appeals.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. The Portfolio adopted disclosures that are effective for interim and annual periods beginning after December 15, 2009, and the applicable disclosures have been presented within Note 1 “Organization and Significant Accounting Policies.” Other required disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Portfolio’s financial statement disclosures.

10.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2010 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

26 | JUNE 30, 2010

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreement During The Period

Performance-Based Advisory Fee Proposal

At meetings of the Trustees held on December 11, 2009 and March 10, 2010, the Trustees, each of whom is an Independent Trustee, meaning he or she is not an “interested person” (as defined by the 1940 Act) of the Trust or Janus Capital and its affiliates, voted unanimously to approve an amended and restated investment advisory agreement between Janus Capital and the Portfolio (the “Amended Advisory Agreement”) and authorized the submission of the Amended Advisory Agreement to the Portfolio’s shareholders for approval. Shareholders of the Portfolio approved the Amended Advisory Agreement at a special meeting of Shareholders held on June 10, 2010. As discussed below, the Amended Advisory Agreement, as approved, includes an advisory fee payable to Janus Capital that will adjust up or down based on the Portfolio’s total return performance as compared to the performance of the Portfolio’s benchmark index.

Consideration of the Performance Fee Structure
Over the past few years, the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have continued to explore the possibility of modifying the fee structure for certain Janus funds to provide for performance fee structure, which would include a “Base Fee Rate” for each of those funds at the same rate as the current advisory fee rate, and a Performance Adjustment applied to that rate that would increase or decrease the fee based on whether the fund’s total return performance exceeds or lags a stated relevant benchmark index.

Working with Janus Capital to develop a performance fee structure that was acceptable to Janus Capital, the Independent Trustees were seeking to provide a closer alignment of the interests of Janus Capital with those of the Portfolio and its shareholders. The Trustees believe that the fee structure included in the Amended Advisory Agreement will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range maximum and minimum that would result in the Performance Adjustment of up to 0.15% (positive or negative) of the Portfolio’s average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by Janus Capital and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Portfolio’s benchmark index, taking into consideration expected tracking error of the Portfolio, expected returns and potential risks and economics involved for Janus Capital and the Portfolio’s shareholders. The Trustees also reviewed the structure of performance fees applied by other Janus funds. The Trustees also considered the fact that for purposes of computing the Performance Adjustment, the Portfolio’s performance is computed after deducting the Portfolio’s operating expenses (including advisory fees), which means that in order to receive any upward adjustment from the Base Fee Rate, Janus Capital must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

The Trustees determined that the benchmark index specified in the Amended Advisory Agreement for purposes of computing the Performance Adjustment is appropriate for the Portfolio based on a number of factors, including that the index is broad-based and is composed of securities of the types in which the Portfolio may invest. The Trustees believe that divergence between the Portfolio’s performance and performance of the index can be attributed, in part, to the ability of the portfolio managers in making investment decisions within the parameters of the Portfolio’s investment objective and investment policies and restrictions.

The Trustees also judged the time periods to be used in determining any Performance Adjustment to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

or insignificant differences between the performance of the Portfolio and of its benchmark index. In that regard, the Trustees concluded that it would be appropriate for there to be no adjustment to the Base Fee Rate for at least the first 12 months after the effective date of the performance-based fee structure outlined in the Amended Advisory Agreement and that, once implemented, the Performance Adjustment should reflect only the Portfolio’s performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty-sixth month after the effective date, the performance measurement period should be fully implemented, and that the Performance Adjustment should thereafter be based upon a thirty-six month rolling performance measurement period.

In considering the Amended Advisory Agreement, and the performance fee structure reflected in the Amendment, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Independent Trustees and their counsel. They also considered information provided by their independent fee consultant.

In considering whether to approve the Amended Advisory Agreement, the Board of Trustees noted that, except for the performance-based fee structure, the Amended Advisory Agreement was substantially similar to the current Investment Advisory Agreement, which was most recently approved by them at a meeting held on December 11, 2009. The Board took into account the services provided by Janus Capital in its capacity as investment adviser to the Portfolio and concluded that the services provided were acceptable.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital, taking into account the investment objective and strategies of the Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolio. In addition, the Trustees reviewed the resources and key personnel of Janus Capital, especially those who provide investment management services to the Portfolio. The Trustees also considered other services provided to the Portfolio by Janus Capital. Janus Capital also advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Portfolio as a result of the Amended Advisory Agreement.

The Trustees concluded that the Amended Advisory Agreement for the Portfolio was not expected to adversely affect the nature, extent or quality of services provided to the Portfolio, and that the Portfolio would continue to benefit from services provided under the Amended Advisory Agreement. They also concluded that the quality of Janus Capital’s services to the Portfolio has been adequate. In reaching their conclusions, the Trustees considered: (i) information provided by Janus Capital for their consideration of the Amended Advisory Agreement; (ii) the key factors identified in materials provided to the Trustees by their independent counsel; and (iii) the reasonableness of the fees payable by shareholders of the Portfolio. They also concluded that Janus Capital’s financial condition was sound.

Costs of Services Provided
The Trustees considered the fee structure under the Amended Advisory Agreement, as well as the overall fee structure of the Portfolio. The Trustees examined the fee information and expenses for the Portfolio in comparison to information for other comparable funds, as provided by Lipper.

The Trustees considered the structure by which Janus Capital would be paid for their services, including the implementation of the new performance-based fee structure for the Portfolio. The Trustees also considered the overall fees of the Portfolio for services provided to the Portfolio.

The Trustees concluded that the estimated overall expense ratio of the Portfolio was comparable to or more favorable than the median expense ratio of its peers, and that the fees that the Portfolio will pay to Janus Capital are reasonable in relation to the nature and quality of the services to be provided, taking into consideration (1) the fees charged by other advisers for managing comparable mutual funds with similar strategies, and (2) the impact of the performance-based fee structure, as applicable.

Performance of the Portfolio
The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of the Portfolio was acceptable under current market conditions. Although the performance of the Portfolio may have lagged benchmark indices for certain periods, the Trustees also concluded that the manner in which Janus Capital addressed those instances of underperformance was appropriate.

28 | JUNE 30, 2010

Other Benefits from the Relationship with Janus Capital
The Trustees also considered benefits that would accrue to the Portfolio from its relationship with Janus Capital. The Trustees concluded that, other than the services to be provided by Janus Capital pursuant to the Amended Advisory Agreement and the fees to be paid by the Portfolio for such services, the Portfolio and Janus Capital may potentially benefit from their relationship with one another in other ways. They also concluded that success of the relationship between the Portfolio and Janus Capital could attract other business to Janus Capital or to other Janus funds, and that the success of Janus Capital could enhance the firm’s ability to serve the Portfolio. They also concluded that Janus Capital may potentially benefit from the receipt of proprietary and third-party research products and services to be acquired through commissions paid on portfolio transactions of the Portfolio or other funds in the Janus complex, and that the Portfolio may potentially benefit from Janus Capital’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. The Trustees further concluded that Janus Capital’s use of “soft” commission dollars to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolio.

After full consideration of the above factors, as well as other factors, the Trustees concluded that approving the Amended Advisory Agreement for the Portfolio was in the best interest of the Portfolio and its shareholders.

Janus Aspen Series | 29

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

30 | JUNE 30, 2010

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

Janus Aspen Series | 31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

32 | JUNE 30, 2010

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Janus Aspen Series | 33

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 10, 2010. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
To elect nine Trustees, each of whom is considered “independent.”

		Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Trustees	Record Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total

Jerome S. Contro	10,252,890,836	7,855,307,847	442,811,261	8,298,119,108	76.615%	4.319%	80.934%	94.664%	5.336%	100.000%
William F. McCalpin	10,252,890,836	7,857,359,595	440,759,513	8,298,119,108	76.635%	4.299%	80.934%	94.688%	5.312%	100.000%
John W. McCarter, Jr.	10,252,890,836	7,851,984,322	446,134,786	8,298,119,108	76.583%	4.351%	80.934%	94.624%	5.376%	100.000%
Dennis B. Mullen	10,252,890,836	7,848,139,711	449,979,397	8,298,119,108	76.545%	4.389%	80.934%	94.577%	5.423%	100.000%
James T. Rothe	10,252,890,836	7,855,885,543	442,233,565	8,298,119,108	76.621%	4.313%	80.934%	94.671%	5.329%	100.000%
William D. Stewart	10,252,890,836	7,855,883,028	442,236,080	8,298,119,108	76.621%	4.313%	80.934%	94.671%	5.329%	100.000%
Martin H. Waldinger	10,252,890,836	7,836,263,289	461,855,819	8,298,119,108	76.429%	4.505%	80.934%	94.434%	5.566%	100.000%
Linda S. Wolf	10,252,890,836	7,858,724,319	439,394,789	8,298,119,108	76.648%	4.286%	80.934%	94.705%	5.295%	100.000%
John P. McGonigle	10,252,890,836	7,861,369,717	436,749,392	8,298,119,108	76.674%	4.260%	80.934%	94.737%	5.263%	100.000%

Proposal 2b
To approve an amended and restated investment advisory agreement between Janus Aspen Janus Portfolio and Janus Capital Management LLC to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Portfolio’s performance relative to its benchmark index.

		Number of Votes				Percentage of Total Outstanding Votes				Percentage of Voted
					Broker				Broker				Broker
Portfolio	Record Date Votes	Affirmative	Against	Abstain	Non-Votes	Affirmative	Against	Abstain	Non-Votes	Affirmative	Against	Abstain	Non-Votes

Janus Aspen Janus Portfolio	2,584,182,722	1,979,591,773	253,996,337	207,462,968	-	76.604%	9.829%	8.028%	-	81.096%	10.405%	8.499%	-

34 | June 30, 2010

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Janus Aspen Series | 35

Notes

36 | June 30, 2010

Notes

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (8/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0710-267	8-31-10 109-24-81130 09-10

2010 SEMIANNUAL REPORT

Janus Aspen Series

Janus Aspen Overseas Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If a Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2010. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2010 to June 30, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Overseas Portfolio (unaudited)

Portfolio Snapshot Janus Aspen Overseas Portfolio invests opportunistically. We believe our fundamental research uncovers companies where the market price does not reflect long-term fundamentals.	Brent Lynn portfolio manager

Performance Overview

Janus Aspen Overseas Portfolio’s Institutional Shares, Service Shares and Service II Shares returned -1.79%, -1.89% and -1.88%, respectively, over the six-month period ended June 30, 2010. The Portfolio’s primary benchmark, the MSCI All Country World ex-U.S. Index returned -11.06%, and its secondary benchmark, the MSCI EAFE Index returned -13.23% during the period.

Economic Overview

Global markets fell during the period as worries mounted about growth in China and sovereign risk in Europe, with particular focus on the problems in southern Europe. Emerging markets outperformed developed markets led by the Emerging Asia region. The U.S. dollar was stronger relative to most major currencies except the Japanese yen.

Strategy Overview

During 2009, I made meaningful investments in stocks such as airline companies Delta Air Lines, Continental Airlines, and Deutsche Lufthansa A.G., auto companies Ford Motor Company and Daimler A.G., and refining company Valero Energy Corp. I believed that in general the market mispriced the franchise value and did not appreciate fully key structural changes in these industries. Notably, UAL Corp. (parent of United Air Lines), Ford and Continental were among the top performing holdings during the period.

ARM Holdings PLC was the top overall contributor followed by Li & Fung, Ltd. ARM, the U.K. semiconductor intellectual property company, offers superior technology for low power applications and benefits from the growth of smartphones and from an increasing number of semiconductors in autos and appliances. We think Li & Fung, a Hong Kong-based outsourcing and logistics company, will grow through market share gains, new outsourcing customers and acquisitions.

Detractors included new holding Yahoo!, Inc., Brazilian energy giant Petroleo Brasileiro (better known as Petrobras) and Canada’s Potash Corporation of Saskatchewan. I believe that Yahoo’s stock price does not fully reflect the value of the company’s core U.S. franchise and Asian investments. Petrobras’ strong reserves in its offshore Brazilian properties are undervalued by the market, we believe. Potash Corporation should benefit from the increasing usage of potash fertilizer in emerging countries and a return to normal potash usage levels among North American farmers.

Derivatives

In anticipation of changes in various foreign currencies, I may hedge a portion of the Portfolio’s foreign currency exposure. Forward foreign currency exchange contracts may be used to buy and/or sell currencies in order to fix the rate at which we can exchange the currency on a future date. Please see the Derivatives Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Outlook

We remain convinced in the power of stock picking and of intensive, fundamental research to find businesses that the market is undervaluing. In recent quarters, we found some of these investments in the U.S., especially in industries such as airlines, banking and autos where economic and regulatory uncertainty obscured the underlying company values. We see similar potential in Europe. Turmoil in Europe is creating intriguing investment opportunities in that region. Some companies, pushed down by a sweeping bear market, may offer attractive long-term returns because their underlying businesses remain solid. In Asia, valuations are generally less attractive than they are in Europe. I think growth prospects are still strong. India, China and other emerging markets have become a much larger part of the global economy, and for the first time, I think, emerging markets can become a key driver of U.S. and global growth. I have not

2 | JUNE 30, 2010

(unaudited)

changed my investment approach. I believe the best way to generate solid long-term returns is to make high conviction, long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Portfolio, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Aspen Overseas Portfolio.

Janus Aspen Overseas Portfolio At A Glance

5 Top Performers – Holdings

Contribution

ARM Holdings PLC	1.47%
Li & Fung, Ltd.	0.73%
UAL Corp.	0.53%
Ford Motor Co.	0.49%
Continental Airlines, Inc. – Class B	0.49%

5 Bottom Performers – Holdings

Contribution

Yahoo!, Inc.	–0.59%
Petroleo Brasileiro S.A. (ADR)	–0.50%
Potash Corporation of Saskatchewan, Inc.	–0.49%
LG Electronics, Inc.	–0.46%
ASML Holding N.V.	–0.41%

5 Top Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	0.71%	13.39%	10.21%
Information Technology	0.52%	12.39%	6.95%
Consumer Discretionary	0.37%	25.67%	8.58%
Telecommunication Services	0.11%	0.62%	6.04%
Health Care	0.06%	4.05%	6.31%

5 Bottom Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Financials	–1.36%	23.58%	25.63%
Materials	–0.73%	3.86%	12.00%
Consumer Staples	–0.50%	4.86%	8.61%
Energy	–0.49%	11.58%	10.83%
Utilities	0.00%	0.00%	4.84%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 3

Janus Aspen Overseas Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2010

Li & Fung, Ltd. Distribution/Wholesale	8.4%
Reliance Industries, Ltd. Oil Refining and Marketing	5.6%
ARM Holdings PLC Electronic Components – Semiconductors	4.9%
Ford Motor Co. Automotive – Cars and Light Trucks	3.7%
CapitaLand, Ltd. Real Estate Operating/Development	3.3%

25.9%

Asset Allocation – (% of Net Assets)
As of June 30, 2010

Emerging markets comprised 25.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2010

As of December 31, 2009

4 | JUNE 30, 2010

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010						Expense Ratios – per the May 1, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Overseas Portfolio – Institutional Shares	–1.79%	23.34%	15.59%	4.67%	12.42%	0.70%

Janus Aspen Overseas Portfolio – Service Shares	–1.89%	23.03%	15.30%	4.41%	12.32%	0.95%

Janus Aspen Overseas Portfolio – Service II Shares	–1.88%	23.04%	15.33%	4.47%	12.36%	0.95%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	–11.06%	10.43%	3.38%	1.86%	N/A**

Morgan Stanley Capital International EAFE® Index	–13.23%	5.92%	0.88%	0.16%	3.64%

Lipper Quartile – Institutional Shares	–	1st	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity International Funds	–	1/277	1/194	5/100	1/35

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Overseas Portfolio (unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2009. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

This Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

Janus Aspen Overseas Portfolio held approximately 13.1% of its assets in Indian securities as of June 30, 2010, and the Portfolio may have experienced significant gains or losses due, in part, to its investments in India. While holdings are subject to change without notice, the Portfolio’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expense of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

6 | JUNE 30, 2010

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$982.10	$3.37

Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.44

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$981.10	$4.60

Hypothetical (5% return before expenses)	$1,000.00	$1,020.15	$4.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$980.96	$4.60

Hypothetical (5% return before expenses)	$1,000.00	$1,020.15	$4.69

†	Expenses are equal to the annualized expense ratio of 0.69% for Institutional Shares, 0.94% for Service Shares and 0.94% for Service II Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Aspen Series | 7

Janus Aspen Overseas Portfolio

Schedule of Investments (unaudited)

As of June 30, 2010

Shares		Value

Common Stock – 98.1%
Agricultural Chemicals – 1.8%
418,208	Potash Corporation of Saskatchewan, Inc.	$36,028,837
34,470	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	2,972,693
		39,001,530
Agricultural Operations – 2.3%
46,586,847	Chaoda Modern Agriculture Holdings, Ltd.	45,528,077
4,482,025	China Green Holdings, Ltd.	4,493,910
		50,021,987
Airlines – 9.7%
14,567,628	British Airways PLC*	42,270,169
2,436,075	Continental Airlines, Inc. – Class B*	53,593,650
5,063,127	Delta Air Lines, Inc.*	59,491,742
2,310,334	Deutsche Lufthansa A.G.* ,**	31,829,866
1,007,425	UAL Corp.*	20,712,658
		207,898,085
Automotive – Cars and Light Trucks – 5.6%
807,066	Daimler A.G.**	40,862,651
7,794,474	Ford Motor Co.*,**	78,568,298
		119,430,949
Building – Residential and Commercial – 1.4%
4,314,300	MRV Engenharia e Participacoes S.A.	30,387,782
Casino Hotels – 1.2%
4,065,334	Crown, Ltd.	26,341,575
Commercial Banks – 4.7%
7,815,169	Anglo Irish Bank Corp., Ltd.* ,**,°	10
8,216,400	Banco de Oro Unibank, Inc.*	8,400,464
166,780	Banco de Oro Unibank, Inc. (GDR)*	3,409,214
7,214,550	Commercial Bank of Ceylon PLC	11,334,226
44,000	Hatton National Bank, Ltd.*	1,092,520
2,965,300	Hatton National Bank PLC	7,329,996
1,874,513	Punjab National Bank, Ltd.	41,926,652
553,560	State Bank of India, Ltd.	27,269,586
		100,762,668
Computers – 0.7%
323,305	Research In Motion, Ltd. (U.S. Shares)*	15,926,004
Distribution/Wholesale – 8.4%
39,818,970	Li & Fung, Ltd.	178,262,074
Diversified Banking Institutions – 3.1%
3,646,235	Bank of America Corp.	52,396,397
493,097	Julius Baer Group, Ltd.	14,043,436
		66,439,833
Diversified Operations – 1.3%
1,324,985	MAX India, Ltd.*	4,366,980
22,233,465	Melco International Development, Ltd.*	8,762,867
249,285	Orascom Development Holding A.G.*	13,829,523
		26,959,370
Diversified Operations – Commercial Services – 1.2%
13,727,500	John Keells Holdings PLC	24,748,995
Electric Products – Miscellaneous – 1.3%
350,543	LG Electronics, Inc.	26,772,411
Electronic Components – Semiconductors – 4.9%
25,144,371	ARM Holdings PLC	104,018,115
Finance – Investment Bankers/Brokers – 1.4%
5,289,500	Nomura Holdings, Inc.**	28,961,926
Finance – Mortgage Loan Banker – 0.6%
213,827	Housing Development Finance Corp.	13,433,032
Finance – Other Services – 0.1%
496,865	IG Group Holdings PLC	3,099,947
Food – Catering – 0%
5,684,000	FU JI Food & Catering Services Holdings, Ltd.*,mu ,°°	0
Gambling – Non-Hotel – 0%
49,728,705	Amax Entertainment Holdings, Ltd.*	594,249
Hotels and Motels – 2.5%
28,325,835	Shangri-La Asia, Ltd.	52,203,498
Investment Management and Advisory Services – 0.5%
2,365,300	BlueBay Asset Management PLC	10,128,236
Life and Health Insurance – 0.5%
1,320,091	Prudential PLC	9,892,881
Medical – Biomedical and Genetic – 2.1%
862,530	Celgene Corp.*	43,833,775
Medical – Drugs – 1.4%
1,552,215	Biovail, Corp.	29,864,617
Metal – Diversified – 1.0%
1,572,220	Ivanhoe Mines, Ltd.*	20,371,055
Multi-Line Insurance – 0.6%
1,834,453	ING Groep N.V.* ,**	13,618,231
Oil Companies – Exploration and Production – 2.2%
1,548,175	Cairn Energy PLC*	9,470,766
405,417	Niko Resources, Ltd.	37,715,246
		47,186,012
Oil Companies – Integrated – 1.4%
873,870	Petroleo Brasileiro S.A. (ADR)	29,991,218
Oil Field Machinery and Equipment – 0.5%
1,354,596	Wellstream Holdings PLC	9,999,830
Oil Refining and Marketing – 8.5%
5,114,549	Reliance Industries, Ltd.	119,185,089
3,434,715	Valero Energy Corp.	61,756,176
		180,941,265
Power Converters and Power Supply Equipment – 0.4%
999,630	Suntech Power Holdings Co., Ltd. (ADR)*	9,166,607
Property and Casualty Insurance – 2.4%
3,115,871	Reliance Capital, Ltd.*	50,662,098
Real Estate Operating/Development – 12.4%
42,731,286	Ayala Land, Inc.	12,079,812
27,650,505	CapitaLand, Ltd.	70,517,720
33,732,000	China Overseas Land & Investment, Ltd.	62,838,552
2,403,110	Cyrela Brazil Realty S.A.	25,982,087
970,360	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	5,334,426
14,133,000	Hang Lung Properties, Ltd.	54,209,664
2,755,310	PDG Realty S.A. Empreendimentos e Participacoes	23,270,116
1,472,021	Rossi Residencial S.A.	10,612,908
		264,845,285
Retail – Apparel and Shoe – 0.2%
4,938,035	Trinity, Ltd.	3,290,677

See Notes to Schedule of Investments and Financial Statements.

8 | JUNE 30, 2010

Schedule of Investments (unaudited)

As of June 30, 2010

Shares		Value

Retail – Consumer Electronics – 0.9%
294,110	Yamada Denki Co., Ltd.**	$19,202,907
Retail – Miscellaneous/Diversified – 1.0%
2,460,276	SM Investments Corp.	22,101,432
Semiconductor Components/Integrated Circuits – 0%
1	Taiwan Semiconductor Manufacturing Co., Ltd.	2
Semiconductor Equipment – 1.9%
1,506,905	ASML Holding N.V.**	41,376,834
Steel – Producers – 0.9%
376,578	ArcelorMittal**	10,014,301
858,900	Tokyo Steel Manufacturing Co., Ltd.**	9,944,125
		19,958,426
Sugar – 2.6%
2,612,014	Bajaj Hindusthan, Ltd.	6,494,594
426,300	Bajaj Hindusthan, Ltd. (GDR) (144A)	1,059,838
3,032,876	Cosan, Ltd. – Class A*	28,327,062
1,570,503	Cosan S.A. Industria e Comercio*	19,651,958
		55,533,452
Telecommunication Services – 0.8%
3,915,909	Reliance Communications, Ltd.*	16,588,251
Toys – 1.8%
130,400	Nintendo Co., Ltd.**	37,991,486
Web Portals/Internet Service Providers – 1.9%
2,967,055	Yahoo!, Inc.*	41,034,371

Total Common Stock (cost $1,763,671,238)		2,092,842,978

Money Market – 2.2%
46,096,000	Janus Cash Liquidity Fund LLC, 0% (cost $46,096,000)	46,096,000

Total Investments (total cost $1,809,767,238) – 100.3%		2,138,938,978

Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(5,419,633)

Net Assets – 100%		$2,133,519,345

Summary of Investments by Country –(Long Positions)

		% of Investment
Country	Value	Securities

Australia	$26,341,575	1.2%
Bermuda	267,171,469	12.5%
Brazil	145,230,496	6.8%
Canada	142,878,453	6.7%
Cayman Islands	54,694,684	2.6%
Germany	72,692,517	3.4%
Hong Kong	125,811,083	5.9%
India	280,986,121	13.1%
Ireland	10	0.0%
Japan	96,100,444	4.5%
Luxembourg	10,014,301	0.5%
Netherlands	54,995,064	2.6%
Philippines	45,990,923	2.1%
Singapore	70,517,721	3.3%
South Korea	26,772,411	1.2%
Sri Lanka	44,505,737	2.1%
Switzerland	27,872,958	1.3%
Taiwan	2	0.0%
United Kingdom	188,879,943	8.8%
United States††	457,483,066	21.4%

Total	$2,138,938,978	100.0%

††	Includes Cash Equivalents (19.2% excluding Cash Equivalents).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

Euro 7/29/10	10,500,000	$12,839,897	$36,463
Euro 8/5/10	7,900,000	9,660,834	54,745
Euro 8/12/10	13,400,000	16,387,318	201,212
Japanese Yen 7/29/10	2,100,000,000	23,768,075	(847,316)
Japanese Yen 8/5/10	3,500,000,000	39,617,846	(1,204,430)

Total		$102,273,970	$(1,759,326)

Total Return Swaps outstanding at June 30, 2010

	Notional	Return Paid	Return Received	Termination	Unrealized
Counterparty	Amount	by the Portfolio	by the Portfolio	Date	Appreciation

UBS A.G.	$22,593,174	Sberbank	1-month LIBOR plus 85 basis points	6/13/11	$999,587

Total					$999,587

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2010 (unaudited)	Overseas
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$1,809,767
Unaffiliated investments at value	$2,092,843
Affiliated money market investments	46,096
Cash denominated in foreign currency(1)	1,899
Receivables:
Investments sold	840
Portfolio shares sold	2,241
Dividends	1,105
Swap contract	1,000
Non-interested Trustees’ deferred compensation	57
Forward currency contracts	292
Other assets	96
Total Assets	2,146,469
Liabilities:
Payables:
Due to custodian	501
Investments purchased	5,780
Portfolio shares repurchased	2,686
Dividends and distributions	–
Advisory fees	1,158
Distribution fees and shareholder servicing fees – Service Shares	253
Distribution fees and shareholder servicing fees – Service II Shares	71
Non-interested Trustees’ fees and expenses	4
Non-interested Trustees’ deferred compensation fees	57
Accrued expenses and other payables	389
Forward currency contracts	2,051
Total Liabilities	12,950
Net Assets	$2,133,519
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,929,657
Undistributed net investment income/(loss)*	2,280
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(126,926)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	328,508
Total Net Assets	$2,133,519
Net Assets – Institutional Shares	$605,448
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,499
Net Asset Value Per Share	$44.85
Net Assets – Service Shares	$1,194,836
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	27,128
Net Asset Value Per Share	$44.05
Net Assets – Service II Shares	$333,235
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	7,523
Net Asset Value Per Share	$44.30

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $1,899,288.
(2)	Net of foreign tax on investments of $262,510.

See Notes to Financial Statements.

10 | JUNE 30, 2010

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2010 (unaudited)	Overseas
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$11
Dividends	16,096
Dividends from affiliates	20
Foreign tax withheld	(551)
Total Investment Income	15,576
Expenses:
Advisory fees	7,509
Audit fees	16
Transfer agent fees and expenses	1
Custodian fees	268
Registration fees	20
Non-interested Trustees’ fees and expenses	35
Distribution fees and shareholder servicing fees – Service Shares	1,593
Distribution fees and shareholder servicing fees – Service II Shares	454
Other expenses	198
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	10,094
Expense and Fee Offset	(1)
Net Expenses	10,093
Net Investment Income/(Loss)	5,483
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	71,410
Net realized gain/(loss) from swap contracts	(3,444)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(116,716)
Net Gain/(Loss) on Investments	(48,750)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(43,267)

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2010 (unaudited)	Overseas
and the fiscal year ended December 31, 2009	Portfolio
(all numbers in thousands)	2010	2009

Operations:
Net investment income/(loss)	$5,483	$8,507
Net realized gain/(loss) from investment and foreign currency transactions	71,410	(114,173)
Net realized gain/(loss) from swap contracts	(3,444)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(116,716)	1,125,371
Net Increase/(Decrease) in Net Assets Resulting from Operations	(43,267)	1,019,705
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(2,944)	(3,183)
Service Shares	(4,824)	(4,118)
Service II Shares	(1,332)	(1,140)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	(15,349)
Service Shares	–	(28,510)
Service II Shares	–	(7,738)
Net (Decrease) from Dividends and Distributions	(9,100)	(60,038)
Capital Share Transactions:
Shares sold
Institutional Shares	52,194	95,251
Service Shares	102,237	180,271
Service II Shares	22,784	55,995
Redemption fees
Service II Shares	28	45
Reinvested dividends and distributions
Institutional Shares	2,932	18,532
Service Shares	4,824	32,628
Service II Shares	1,332	8,878
Shares repurchased
Institutional Shares	(150,668)	(90,656)
Service Shares	(138,644)	(241,694)
Service II Shares	(38,065)	(53,294)
Net Increase/(Decrease) from Capital Share Transactions	(141,046)	5,956
Net Increase/(Decrease) in Net Assets	(193,413)	965,623
Net Assets:
Beginning of period	2,326,932	1,361,309
End of period	$2,133,519	$2,326,932

Undistributed net investment income/(loss)*	$2,280	$5,897

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

12 | JUNE 30, 2010

Financial Highlights

Institutional Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Overseas Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$45.89	$26.49	$65.36	$51.21	$35.54	$27.19
Income from Investment Operations:
Net investment income/(loss)	.22	.43	.76	.50	.56	.41
Net gain/(loss) on investments (both realized and unrealized)	(1.04)	20.22	(30.76)	14.02	15.97	8.30
Total from Investment Operations	(.82)	20.65	(30.00)	14.52	16.53	8.71
Less Distributions:
Dividends (from net investment income)*	(.22)	(.21)	(.63)	(.37)	(.86)	(.36)
Distributions (from capital gains)*	–	(1.04)	(8.24)	–	–	–
Total Distributions	(.22)	(1.25)	(8.87)	(.37)	(.86)	(.36)
Net Asset Value, End of Period	$44.85	$45.89	$26.49	$65.36	$51.21	$35.54
Total Return**	(1.79)%	79.15%	(52.04)%	28.41%	46.98%	32.28%
Net Assets, End of Period (in thousands)	$605,448	$716,237	$402,911	$987,570	$844,734	$549,948
Average Net Assets for the Period (in thousands)	$714,894	$554,581	$736,913	$915,608	$691,150	$473,781
Ratio of Gross Expenses to Average Net Assets***	0.69%	0.70%	0.69%	0.70%	0.71%	0.70%
Ratio of Net Expenses to Average Net Assets***	0.69%	0.70%	0.69%	0.70%	0.71%	0.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.65%	0.64%	1.31%	0.70%	1.79%	1.05%
Portfolio Turnover Rate***	33%	44%	56%	59%	60%	57%

Service Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Overseas Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$45.08	$26.07	$64.56	$50.62	$35.17	$26.94
Income from Investment Operations:
Net investment income/(loss)	.09	.34	.68	.38	.46	.31
Net gain/(loss) on investments (both realized and unrealized)	(.94)	19.86	(30.36)	13.82	15.79	8.24
Total from Investment Operations	(.85)	20.20	(29.68)	14.20	16.25	8.55
Less Distributions:
Dividends (from net investment income)*	(.18)	(.15)	(.57)	(.26)	(.80)	(.32)
Distributions (from capital gains)*	–	(1.04)	(8.24)	–	–	–
Total Distributions	(.18)	(1.19)	(8.81)	(.26)	(.80)	(.32)
Net Asset Value, End of Period	$44.05	$45.08	$26.07	$64.56	$50.62	$35.17
Total Return**	(1.89)%	78.66%	(52.15)%	28.09%	46.66%	31.94%
Net Assets, End of Period (in thousands)	$1,194,836	$1,254,824	$757,331	$1,549,980	$1,072,922	$635,357
Average Net Assets for the Period (in thousands)	$1,284,896	$1,001,144	$1,251,214	$1,326,458	$826,815	$523,662
Ratio of Gross Expenses to Average Net Assets***	0.94%	0.95%	0.94%	0.95%	0.96%	0.95%
Ratio of Net Expenses to Average Net Assets***	0.94%	0.95%	0.94%	0.95%	0.96%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.39%	0.39%	1.10%	0.44%	1.49%	0.78%
Portfolio Turnover Rate***	33%	44%	56%	59%	60%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights (continued)

Service II Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Overseas Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$45.34	$26.20	$64.83	$50.80	$35.38	$27.11
Income from Investment Operations:
Net investment income/(loss)	.09	.34	.67	.38	.49	.30
Net gain/(loss) on investments (both realized and unrealized)	(.95)	19.98	(30.51)	13.89	15.85	8.31
Total from Investment Operations	(.86)	20.32	(29.84)	14.27	16.34	8.61
Less Distributions and Other:
Dividends (from net investment income)*	(.18)	(.15)	(.57)	(.26)	(.94)	(.34)
Distributions (from capital gains)*	–	(1.04)	(8.24)	–	–	–
Redemption fees	–(1)	.01	.02	.02	.02	–(1)
Total Distributions and Other	(.18)	(1.18)	(8.79)	(.24)	(.92)	(.34)
Net Asset Value, End of Period	$44.30	$45.34	$26.20	$64.83	$50.80	$35.38
Total Return**	(1.90)%	78.77%	(52.15)%	28.17%	46.70%	31.97%
Net Assets, End of Period (in thousands)	$333,235	$355,871	$201,067	$438,573	$303,730	$113,120
Average Net Assets for the Period (in thousands)	$366,308	$275,760	$364,379	$363,622	$186,734	$82,746
Ratio of Gross Expenses to Average Net Assets***	0.94%	0.95%	0.94%	0.95%	0.96%	0.95%
Ratio of Net Expenses to Average Net Assets***	0.94%	0.95%	0.94%	0.95%	0.95%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.40%	0.38%	1.07%	0.42%	1.26%	0.78%
Portfolio Turnover Rate***	33%	44%	56%	59%	60%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Redemption fees aggregated less than $.01 on a per share basis.

See Notes to Financial Statements.

14 | JUNE 30, 2010

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
mu	On October 20, 2009, FU JI Food & Catering Services Holdings, Ltd. filed a petition to wind up the company.
o	On January 23, 2009, Anglo Irish Bank Corporation PLC was acquired by the Republic of Ireland. The Portfolio’s investment in this issuer, as reflected in the Schedule of Investments, exposes investors to the negative (or positive) performance resulting from this and other events.

°° Schedule of Fair Valued Securities (as of June 30, 2010)

		Value as a
	Value	% of Net Assets

Janus Aspen Overseas Portfolio
FU JI Food & Catering Services Holdings, Ltd.	$-	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolio’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

Janus Aspen Series | 15

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Overseas Portfolio
Common Stock
Agricultural Operations	$–	$50,021,987	$–
Airlines	133,798,050	74,100,035	–
Automotive – Cars and Light Trucks	78,568,298	40,862,651	–
Casino Hotels	–	26,341,575	–
Commercial Banks	–	100,762,668	–
Distribution/Wholesale	–	178,262,074	–
Diversified Banking Institutions	52,396,397	14,043,436	–
Diversified Operations	–	26,959,370	–
Diversified Operations – Commercial Services	–	24,748,995	–
Electric Products – Miscellaneous	–	26,772,411	–
Electronic Components – Semiconductors	–	104,018,115	–
Finance – Investment Bankers/Brokers	–	28,961,926	–
Finance – Mortgage Loan Banker	–	13,433,032	–
Finance – Other Services	–	3,099,947	–
Food – Catering	–	–	–
Gambling – Non-Hotel	–	594,249	–
Hotels and Motels	–	52,203,498	–
Investment Management and Advisory Services	–	10,128,236	–
Life and Health Insurance	–	9,892,881	–
Multi-Line Insurance	–	13,618,231	–
Oil Companies – Exploration and Production	37,715,246	9,470,766	–
Oil Companies – Integrated	–	29,991,218	–
Oil Field Machinery and Equipment	–	9,999,830	–
Oil Refining and Marketing	61,756,176	119,185,089	–
Power Converters and Power Supply Equipment	–	9,166,607	–
Property and Casualty Insurance	–	50,662,098	–
Real Estate Operating/Development	65,199,537	199,645,748	–
Retail – Apparel and Shoe	–	3,290,677	–
Retail – Consumer Electronics	–	19,202,907	–
Retail – Miscellaneous/Diversified	–	22,101,432	–
Semiconductor Components/Integrated Circuits	–	2	–
Semiconductor Equipment	–	41,376,834	–
Steel – Producers	–	19,958,426	–
Sugar	47,979,020	7,554,432	–
Telecommunication Services	–	16,588,251	–
Toys	–	37,991,486	–
All Other	220,419,134	–	–

Money Market	–	46,096,000	–

Total Investments in Securities	$697,831,858	$1,441,107,120	$–

Other Financial Instruments(a):	$–	$(759,739)	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

16 | JUNE 30, 2010

Level 3 Valuation Reconciliation of Assets (as of the fiscal period ended June 30, 2010)

				Change in		Transfers
	Balance as of	Accrued		Unrealized	Net	In and/or	Balance as of
	December	Discounts/	Realized	Appreciation/	Purchases/	Out of	June
	31, 2009	Premiums	Gain/(Loss)	(Depreciation)(1)	(Sales)	Level 3	30, 2010

Investments in Securities:
Janus Aspen Overseas Portfolio
Common Stock
Food – Catering	$–	$–	$–	$–	$–	$–	$–
Insurance Brokers	400,274	–	(5,485,325)	5,227,971	(142,920)	–	–
Retail – Apparel and Shoe	5,940,127	–	1,844,998	2,073,357	(6,567,805)	(3,290,677)	–

(1)	Included in “Change in unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee’s deferred compensation” on the Statement of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2010 is noted below.

Portfolio	Aggregate Value

Janus Aspen Overseas Portfolio	$236,826,336

Janus Aspen Series | 17

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Overseas Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1% may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which

18 | JUNE 30, 2010

may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2010, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

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Notes to Financial Statements (unaudited) (continued)

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2010 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective June 30, 2010. This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Overseas Portfolio	$–	$121,040,838

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the year and no factor was applied at the end of the period.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another

20 | JUNE 30, 2010

asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including counterparty risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of

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Notes to Financial Statements (unaudited) (continued)

cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post

22 | JUNE 30, 2010

collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of June 30, 2010

	Asset Derivatives		Liability Derivatives
Derivatives not accounted	Statement of Assets		Statement of Assets
for as hedging instruments	and Liabilities Locations	Fair Value	and Liabilities Locations	Fair Value

Equity Contracts	Swap contract	$999,587		$–
Foreign Exchange Contracts	Forward currency contracts	292,420	Forward currency contracts	2,051,745

Total		$1,292,007		$2,051,745

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$(3,444,116)	$–	$–	$(3,444,116)
Foreign Exchange Contracts	–	–	–	11,540,515	11,540,515

Total	$–	$(3,444,116)	$–	$11,540,515	$8,096,399

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$999,587	$–	$–	$999,587
Foreign Exchange Contracts	–	–	–	(8,183,053)	(8,183,053)

Total	$–	$999,587	$–	$(8,183,053)	$(7,183,466)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

24 | JUNE 30, 2010

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and the Portfolio no longer has any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other

26 | JUNE 30, 2010

securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
Investment
	Average Daily	Advisory
	Net Assets	Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Overseas Portfolio	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares and Service II Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2010 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2010.

For the six-month period ended June 30, 2010, Janus Capital assumed $13,702 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $26,000 was paid by the Trust during the six-month period ended June 30, 2010. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees for the six-month period ended June 30, 2010 were $28,137 for the Portfolio.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the six-month period ended June 30, 2010, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/10

Janus Aspen Overseas Portfolio
Janus Cash Liquidity Fund LLC	$315,246,742	$(297,506,742)	$20,347	$46,096,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

28 | JUNE 30, 2010

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Overseas Portfolio	$1,813,724,855	$581,262,452	$(256,048,329)	$325,214,123

Net capital loss carryovers as of December 31, 2009 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

	December 31,	December 31,	Accumulated
Portfolio	2010	2017	Capital Losses

Janus Aspen Overseas Portfolio(1)	$(133,087)	$(186,013,615)	$(186,146,702)

(1)	Capital loss carryover is subject to annual limitations.

6.	Capital Share Transactions

For the six-month period ended June 30, 2010 (unaudited) and the fiscal year ended	Janus Aspen Overseas Portfolio
December 31, 2009 (all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,093	2,467
Reinvested dividends and distributions	65	506
Shares repurchased	(3,267)	(2,575)
Net Increase/(Decrease) in Portfolio Shares	(2,109)	398
Shares Outstanding, Beginning of Period	15,608	15,210
Shares Outstanding, End of Period	13,499	15,608
Transactions in Portfolio Shares – Service Shares
Shares sold	2,179	4,966
Reinvested dividends and distributions	109	912
Shares repurchased	(2,993)	(7,099)
Net Increase/(Decrease) in Portfolio Shares	(705)	(1,221)
Shares Outstanding, Beginning of Period	27,833	29,054
Shares Outstanding, End of Period	27,128	27,833
Transactions in Portfolio Shares – Service II Shares
Shares sold	479	1,546
Reinvested dividends and distributions	30	247
Shares repurchased	(835)	(1,617)
Net Increase/(Decrease) in Portfolio Shares	(326)	176
Shares Outstanding, Beginning of Period	7,849	7,673
Shares Outstanding, End of Period	7,523	7,849

7.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Overseas Portfolio	$372,146,943	$516,095,413	$–	$–

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit Court of Appeals.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. The Portfolio adopted disclosures that are effective for interim and annual periods beginning after December 15, 2009, and the applicable disclosures have been presented within Note 1 “Organization and Significant Accounting Policies.” Other required disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Portfolio’s financial statement disclosures.

10.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2010 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

30 | JUNE 30, 2010

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreement During The Period

Performance-Based Advisory Fee Proposal

At a meeting of the Trustees held on December 11, 2009, the Trustees, each of whom is an Independent Trustee, meaning he or she is not an “interested person” (as defined by the 1940 Act) of the Trust or Janus Capital and its affiliates, voted unanimously to approve an amended and restated investment advisory agreement between Janus Capital and the Portfolio (the “Amended Advisory Agreement”) and authorized the submission of the Amended Advisory Agreement to the Portfolio’s shareholders for approval. Shareholders of the Portfolio approved the Amended Advisory Agreement at a special meeting of Shareholders held on June 10, 2010. As discussed below, the Amended Advisory Agreement, as approved, includes an advisory fee payable to Janus Capital that will adjust up or down based on the Portfolio’s total return performance as compared to the performance of the Portfolio’s benchmark index.

Consideration of the Performance Fee Structure
Over the past few years, the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have continued to explore the possibility of modifying the fee structure for certain Janus funds to provide for performance fee structure, which would include a “Base Fee Rate” for each of those funds at the same rate as the current advisory fee rate, and a Performance Adjustment applied to that rate that would increase or decrease the fee based on whether the fund’s total return performance exceeds or lags a stated relevant benchmark index.

Working with Janus Capital to develop a performance fee structure that was acceptable to Janus Capital, the Independent Trustees were seeking to provide a closer alignment of the interests of Janus Capital with those of the Portfolio and its shareholders. The Trustees believe that the fee structure included in the Amended Advisory Agreement will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range maximum and minimum that would result in the Performance Adjustment of up to 0.15% (positive or negative) of the Portfolio’s average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by Janus Capital and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Portfolio’s benchmark index, taking into consideration expected tracking error of the Portfolio, expected returns and potential risks and economics involved for Janus Capital and the Portfolio’s shareholders. The Trustees also reviewed the structure of performance fees applied by other Janus funds. The Trustees also considered the fact that for purposes of computing the Performance Adjustment, the Portfolio’s performance is computed after deducting the Portfolio’s operating expenses (including advisory fees), which means that in order to receive any upward adjustment from the Base Fee Rate, Janus Capital must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

The Trustees determined that the benchmark index specified in the Amended Advisory Agreement for purposes of computing the Performance Adjustment is appropriate for the Portfolio based on a number of factors, including that the index is broad-based and is composed of securities of the types in which the Portfolio may invest. The Trustees believe that divergence between the Portfolio’s performance and performance of the index can be attributed, in part, to the ability of the portfolio manager in making investment decisions within the parameters of the Portfolio’s investment objective and investment policies and restrictions.

The Trustees also judged the time periods to be used in determining any Performance Adjustment to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

or insignificant differences between the performance of the Portfolio and of its benchmark index. In that regard, the Trustees concluded that it would be appropriate for there to be no adjustment to the Base Fee Rate for at least the first 15 months after the effective date of the performance-based fee structure outlined in the Amended Advisory Agreement and that, once implemented, the Performance Adjustment should reflect only the Portfolio’s performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty-sixth month after the effective date, the performance measurement period should be fully implemented, and that the Performance Adjustment should thereafter be based upon a thirty-six month rolling performance measurement period.

In considering the Amended Advisory Agreement, and the performance fee structure reflected in the Amendment, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Independent Trustees and their counsel. They also considered information provided by their independent fee consultant.

In considering whether to approve the Amended Advisory Agreement, the Board of Trustees noted that, except for the performance-based fee structure, the Amended Advisory Agreement was substantially similar to the current Investment Advisory Agreement, which was most recently approved by them at a meeting held on December 11, 2009. The Board took into account the services provided by Janus Capital in its capacity as investment adviser to the Portfolio and concluded that the services provided were acceptable.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital, taking into account the investment objective and strategies of the Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolio. In addition, the Trustees reviewed the resources and key personnel of Janus Capital, especially those who provide investment management services to the Portfolio. The Trustees also considered other services provided to the Portfolio by Janus Capital. Janus Capital also advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Portfolio as a result of the Amended Advisory Agreement.

The Trustees concluded that the Amended Advisory Agreement for the Portfolio was not expected to adversely affect the nature, extent or quality of services provided to the Portfolio, and that the Portfolio would continue to benefit from services provided under the Amended Advisory Agreement. They also concluded that the quality of Janus Capital’s services to the Portfolio has been adequate. In reaching their conclusions, the Trustees considered: (i) information provided by Janus Capital for their consideration of the Amended Advisory Agreement; (ii) the key factors identified in materials provided to the Trustees by their independent counsel; and (iii) the reasonableness of the fees payable by shareholders of the Portfolio. They also concluded that Janus Capital’s financial condition was sound.

Costs of Services Provided
The Trustees considered the fee structure under the Amended Advisory Agreement, as well as the overall fee structure of the Portfolio. The Trustees examined the fee information and expenses for the Portfolio in comparison to information for other comparable funds, as provided by Lipper.

The Trustees considered the structure by which Janus Capital would be paid for their services, including the implementation of the new performance-based fee structure for the Portfolio. The Trustees also considered the overall fees of the Portfolio for services provided to the Portfolio.

The Trustees concluded that the estimated overall expense ratio of the Portfolio was comparable to or more favorable than the median expense ratio of its peers, and that the fees that the Portfolio will pay to Janus Capital are reasonable in relation to the nature and quality of the services to be provided, taking into consideration (1) the fees charged by other advisers for managing comparable mutual funds with similar strategies, and (2) the impact of the performance-based fee structure, as applicable.

Performance of the Portfolio
The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of the Portfolio was acceptable under current market conditions. Although the performance of the Portfolio may have lagged benchmark indices for certain periods, the Trustees also concluded that the manner in which Janus Capital addressed those instances of underperformance was appropriate.

32 | JUNE 30, 2010

Other Benefits from the Relationship with Janus Capital
The Trustees also considered benefits that would accrue to the Portfolio from its relationship with Janus Capital. The Trustees concluded that, other than the services to be provided by Janus Capital pursuant to the Amended Advisory Agreement and the fees to be paid by the Portfolio for such services, the Portfolio and Janus Capital may potentially benefit from their relationship with one another in other ways. They also concluded that success of the relationship between the Portfolio and Janus Capital could attract other business to Janus Capital or to other Janus funds, and that the success of Janus Capital could enhance the firm’s ability to serve the Portfolio. They also concluded that Janus Capital may potentially benefit from the receipt of proprietary and third-party research products and services to be acquired through commissions paid on portfolio transactions of the Portfolio or other funds in the Janus complex, and that the Portfolio may potentially benefit from Janus Capital’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. The Trustees further concluded that Janus Capital’s use of “soft” commission dollars to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolio.

After full consideration of the above factors, as well as other factors, the Trustees concluded that approving the Amended Advisory Agreement for the Portfolio was in the best interest of the Portfolio and its shareholders.

Janus Aspen Series | 33

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

34 | JUNE 30, 2010

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 90 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses),

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

36 | JUNE 30, 2010

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Janus Aspen Series | 37

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 10, 2010. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
To elect nine Trustees, each of whom is considered “independent.”

		Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Trustees	Record Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total

Jerome S. Contro	10,252,890,836	7,855,307,847	442,811,261	8,298,119,108	76.615%	4.319%	80.934%	94.664%	5.336%	100.000%
William F. McCalpin	10,252,890,836	7,857,359,595	440,759,513	8,298,119,108	76.635%	4.299%	80.934%	94.688%	5.312%	100.000%
John W. McCarter, Jr.	10,252,890,836	7,851,984,322	446,134,786	8,298,119,108	76.583%	4.351%	80.934%	94.624%	5.376%	100.000%
Dennis B. Mullen	10,252,890,836	7,848,139,711	449,979,397	8,298,119,108	76.545%	4.389%	80.934%	94.577%	5.423%	100.000%
James T. Rothe	10,252,890,836	7,855,885,543	442,233,565	8,298,119,108	76.621%	4.313%	80.934%	94.671%	5.329%	100.000%
William D. Stewart	10,252,890,836	7,855,883,028	442,236,080	8,298,119,108	76.621%	4.313%	80.934%	94.671%	5.329%	100.000%
Martin H. Waldinger	10,252,890,836	7,836,263,289	461,855,819	8,298,119,108	76.429%	4.505%	80.934%	94.434%	5.566%	100.000%
Linda S. Wolf	10,252,890,836	7,858,724,319	439,394,789	8,298,119,108	76.648%	4.286%	80.934%	94.705%	5.295%	100.000%
John P. McGonigle	10,252,890,836	7,861,369,717	436,749,392	8,298,119,108	76.674%	4.260%	80.934%	94.737%	5.263%	100.000%

Proposal 2c
To approve an amended and restated investment advisory agreement between Janus Aspen Overseas Portfolio and Janus Capital Management LLC to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Portfolio’s performance relative to its benchmark index.

		Number of Votes				Percentage of Total Outstanding Votes				Percentage of Voted
					Broker				Broker				Broker
Portfolio	Record Date Votes	Affirmative	Against	Abstain	Non-Votes	Affirmative	Against	Abstain	Non-Votes	Affirmative	Against	Abstain	Non-Votes

Janus Aspen Overseas Portfolio	2,559,371,694	1,267,324,694	189,120,041	123,824,989	101	49.517%	7.389%	4.838%	0.000%	80.196%	11.968%	7.836%	0.000%

38 | June 30, 2010

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Janus Aspen Series | 39

Notes

40 | June 30, 2010

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (8/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0710-267	8-31-10 109-24-81137 09-10

2010 SEMIANNUAL REPORT

Janus Aspen Series

Janus Aspen Perkins Mid Cap Value Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If a Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2010. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2010 to June 30, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding any performance adjustment to management fees, the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative service fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2011. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully

Janus Aspen Series | 1

described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

2 | JUNE 30, 2010

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Portfolio Snapshot
We seek to outperform our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high quality, undervalued stocks with favorable reward to risk characteristics. We believe that rigorous downside analysis conducted prior to determination of upside potential helps us to mitigate losses during difficult markets and perform well in up markets.
Managed by Perkins Investment Management LLC

Performance Overview

During the six months ended June 30, 2010, Janus Aspen Perkins Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned -4.14% and -4.29%, respectively, underperforming the Portfolio’s benchmark, the Russell Midcap Value Index, which returned -0.88%. The S&P MidCap 400 Index returned -1.36% and the S&P 500 Index returned -6.65% during the same period. The market was strong until late April and then declined in May and June.

Economic Environment

We have been pleased to participate in the bulk of the historically strong market rebound over the last 15 months. During the first half of the year, the macroeconomic outlook showed signs of deterioration and many of the concerns we voiced in prior communications appeared to be coming to pass. First quarter real Gross Domestic Product (GDP) growth came in at 2.7%, at the low end of expectations. Similarly, estimates for second quarter and full-year GDP have been revised down to the area of 3%. Leading economic indicators have also decelerated. Thus we are still cautious in our long-term outlook and expect the equity market to remain volatile. We were not totally surprised to see a pullback in equity markets and a pickup in volatility during the May to June period amid concerns over the European sovereign debt crisis, signs of a slowdown in China, the oil disaster in the Gulf of Mexico, and uncertainty regarding regulatory reform and government policy.

We believe consumers remain in a multiyear deleveraging cycle, which we see representing a headwind for consumer spending. Additionally, governments at all levels are running unsustainable deficits that could result in more restrained government spending and higher taxes. Thus, we believe revenue and economic growth over the next several years will likely remain below past rebound levels, which could lead to increased volatility in corporate earnings and, by extension, equity prices. U.S. Federal debt levels continue to rise, albeit at a slower pace, and fiscal deficits and government funding needs will likely lead to greater supply of U.S. Treasuries, raising the question of who will be the marginal buyer of this excess supply.

Small investments in index put options were maintained during the period for hedging purposes. We believe including this type of investment is consistent with our sensitivity to the need to preserve capital and our objective of continuing to provide steady, above average long-term investment returns on both an absolute and relative basis. (Please see “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.)

Holdings That Detracted from Performance

Energy stocks were among the worst performers as the situation surrounding the oil disaster in the Gulf of Mexico intensified. One of our biggest detractors was oil and gas exploration and production company Anadarko Petroleum Corp., which has involvement with the BP property. While the stock has declined significantly and we don’t think the company was the main culprit of the disaster, we decided to reduce our position, as we were unable to quantify the downside risk given the uncertainty around potential litigation and overall future cost of the cleanup efforts. This is an example of our primary focus on absolute downside price risk if long-term (not short-term) fundamentals appear to deteriorate.

Within financials, INVESCO, Ltd. sold off in line with other asset managers on market weakness and outflows from equity funds. We continue to like INVESCO’s global platform, cost savings from the recent VanKampen transaction, which we believe should surprise to the upside, and its significant price appreciation potential compared to our view of its risk. People’s United Financial, Inc., which we think has perhaps the strongest balance sheet in banking, declined amid weakness in financials. We maintain a position in the stock given its strong capital position, and our hope that recent management changes will enable the company to put its excess capital to good use.

Janus Aspen Series | 3

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Holdings That Contributed to Performance

After significantly underperforming in the 2009 rally, diversified holding company Berkshire Hathaway, Inc. – Class B bounced after a 50-for-1 stock split early in the year and its inclusion in the S&P 500 Index. We continue to view Berkshire as a best–in-class insurance and reinsurance operator which has successfully used excess cash flow to make high quality diversified investments.

Auto-part retailer O’Reilly Automotive, Inc. rallied after reporting stronger-than-expected earnings driven by strong sales. While we like their solid fundamentals, we sold O’Reilly on strength as we thought its price risk became greater than the appreciation potential to our upside price target. While energy was a challenging sector for the period, there were some bright spots. Specifically, exploration and production operator Forest Oil Corp. outperformed as it has no Gulf of Mexico exposure and continued to improve its balance sheet while delivering consistent production growth.

Market Outlook

We might be at a critical juncture in the economy and equity market. While we have had longer term concerns about each, they came to the fore perhaps a bit sooner than we might have expected. The historically strong S&P 500 rally of over 75% from the March 2009 closing low of 683 to the April 23, 2010, closing high of 1217 could be justified by the unexpectedly strong rebound in earnings. With the 15% price decline from the April high of 1217 to the end of June’s close of 1031, the S&P 500 was valued at just under 13x estimated 2010 consensus earnings of roughly $80 per share. This is below long-term average price-to-earnings multiples of mid teens. Thus, we are finding more attractive individual stock opportunities.

However, as indicated above, our long-term concerns remain and, in fact, are becoming more apparent. While our base case is that GDP grows 2-3% this year and next, there is a chance that the economy is weaker and may experience a double-dip decline. Government and monetary stimulus is receding and it is debatable as to whether new initiatives might be undertaken and what their effect might be. Consumer and corporate spending is restrained by high unemployment, weak real estate markets, consumer deleveraging, and restricted credit availability. Uncertainty about government policy and regulation provides another constraint. If, in fact, the economy slows and taxes rise, corporate earnings could decline. In the background, the financial system remains fragile and over $500 trillion of derivatives are outstanding. It is because of this potentially volatile environment that we retain our small investment in put options that we believe provide some cushion in the case of severe market decline.

We learned long ago that while you cannot control the markets, you can control how you approach them. Throughout the financial crisis, we followed our same time-tested investment process that traces its roots back over 40 years. We are risk sensitive, focusing first on a stock’s downside potential before we consider normalized, not maximum, upside. We take a bottom-up, fundamental value approach to identify what we believe are quality companies trading at attractive valuations. By focusing on firms with solid, sustainable cash flows, strong balance sheets and attractive risk/reward characteristics, we seek to minimize capital losses in difficult markets while attempting to deliver strong absolute returns across market cycles, thereby potentially maximizing the positive effects of compounding.

Unfortunately, we feel that too often investment professionals ignore the risk side of the equation. Most portfolio managers who started in this business after 1975 have enjoyed the benefits of one of the longest running bull markets in history. Until 2007-2008 there was little need to focus on downside protection, especially in non-technology stocks. Thus, it was natural that concerns about risk had been low. What a difference a year can make.

Our risk-sensitive discipline has historically helped us benefit from market rallies and achieve our goal of compounding at a greater rate than our peers and respective benchmarks over full market cycles. Given our significant concerns about long-term prospects, we think this risk sensitivity is especially appropriate now. Our consistent focus on long-term value might lead to short-term underperformance in momentum-driven markets. We have experienced this recently and at other times in the past, but it has not kept us from long-term outperformance. As an illustration of the power of compounding, despite trailing this past year’s market rebound, we have outperformed over the last three years and longer periods because of our lesser losses in 2008 and early 2009. Thus, we prefer to err on the side of caution in an attempt to protect against downside risk. .

Thank you for your investment in Janus Aspen Perkins Mid Cap Value Portfolio.

4 | JUNE 30, 2010

(unaudited)

Janus Aspen Perkins Mid Cap Value Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Berkshire Hathaway, Inc. – Class B	0.29%
Forest Oil Corp.	0.29%
O’Reilly Automotive, Inc.	0.21%
Akamai Technologies, Inc.	0.19%
Advance Auto Parts, Inc.	0.19%

5 Bottom Performers – Holdings

Contribution

INVESCO, Ltd.	–0.41%
Anadarko Petroleum Corp.	–0.34%
People’s United Financial, Inc.	–0.24%
Freeport-McMoRan Copper & Gold, Inc.	–0.24%
Transocean, Ltd. (U.S. Shares)	–0.24%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Materials	0.06%	5.42%	7.76%
Industrials	0.02%	11.75%	10.64%
Consumer Discretionary	–0.12%	11.54%	13.27%
Telecommunication Services	–0.13%	1.74%	2.46%
Utilities	–0.23%	3.51%	10.95%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Energy	–1.33%	11.69%	8.94%
Information Technology	–0.99%	12.30%	6.65%
Consumer Staples	–0.36%	7.65%	6.40%
Health Care	–0.34%	12.32%	4.15%
Financials	–0.28%	22.08%	28.78%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 5

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2010

Goldcorp, Inc. (U.S. Shares) Gold Mining	1.6%
Wal-Mart Stores, Inc. Retail – Discount	1.4%
Laboratory Corp. of America Holdings Medical Labs and Testing Services	1.4%
Ameriprise Financial, Inc. Investment Management and Advisory Services	1.3%
Discover Financial Services Finance – Credit Card	1.3%

7.0%

Asset Allocation – (% of Net Assets)
As of June 30, 2010

Emerging markets comprised 0.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2010

As of December 31, 2009

6 | JUNE 30, 2010

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010					Expense Ratios – per the May 1, 2010 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-date	Year	Year	Inception	Operating Expenses	Operating Expenses

Janus Aspen Perkins Mid Cap Value Portfolio – Institutional Shares	–4.14%	17.65%	4.27%	10.39%#	0.95%	0.95%(a)

Janus Aspen Perkins Mid Cap Value Portfolio – Service Shares	–4.29%	17.15%	3.90%	9.65%*	1.38%	1.34%(b)

Russell Midcap® Value Index	–0.88%	28.91%	0.71%	8.69%**

Lipper Quartile – Service Shares	–	1st	1st	1st

Lipper Quartile – Institutional Shares based on total returns for Variable Annuity Multi-Cap Core Funds	–	37/242	4/160	2/102

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2009. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period.

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

May 31, 2003 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	Service Shares inception date – December 31, 2002
#	Institutional Shares inception date – May 1, 2003
**	The Russell Midcap® Value Index’s since inception returns are calculated from December 31, 2002.

8 | JUNE 30, 2010

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$958.60	$4.18

Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	$4.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$956.40	$5.87

Hypothetical (5% return before expenses)	$1,000.00	$1,018.79	$6.06

†	Expenses are equal to the annualized expense ratio of 0.86% for Institutional Shares and 1.21% for Service Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Aspen Series | 9

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2010

Share/Principal/Contract Amounts		Value

Common Stock – 97.0%
Aerospace and Defense – 0.6%
11,600	Rockwell Collins, Inc.	$616,308
Apparel Manufacturers – 0.4%
5,400	VF Corp.	384,372
Brewery – 1.1%
27,800	Molson Coors Brewing Co. – Class B	1,177,608
Building – Residential and Commercial – 1.4%
34,400	KB Home	378,400
13,100	Lennar Corp. – Class A	182,221
8,540	M.D.C. Holdings, Inc.	230,153
37,300	Pulte Homes, Inc.*	308,844
20,500	Ryland Group, Inc.	324,310
		1,423,928
Cable/Satellite TV – 0.3%
20,100	Comcast Corp. – Class A	349,137
Chemicals – Diversified – 0.8%
14,677	FMC Corp.	842,900
Chemicals – Specialty – 0.4%
5,200	Lubrizol Corp.	417,612
Commercial Banks – 0.9%
13,079	Bank of Hawaii Corp.	632,370
10,900	BB&T Corp.	286,779
		919,149
Commercial Services – Finance – 2.1%
20,741	Global Payments, Inc.	757,876
46,200	H&R Block, Inc.	724,878
42,600	Western Union Co.	635,166
		2,117,920
Computer Services – 0.9%
13,200	Accenture, Ltd. – Class A (U.S. Shares)	510,180
23,500	SRA International, Inc.*	462,245
		972,425
Computers – 0.8%
19,100	Hewlett-Packard Co.	826,648
Computers – Integrated Systems – 1.5%
29,100	Diebold, Inc.	792,975
14,700	Jack Henry & Associates, Inc.	351,036
33,406	NCR Corp.*	404,881
		1,548,892
Computers – Memory Devices – 0.8%
46,400	EMC Corp.*	849,120
Consumer Products – Miscellaneous – 1.0%
10,600	Fortune Brands, Inc.	415,308
10,500	Kimberly-Clark Corp.	636,615
		1,051,923
Containers – Metal and Glass – 0.9%
18,000	Ball Corp.	950,940
Containers – Paper and Plastic – 1.1%
30,300	Pactiv Corp.*	843,855
15,800	Temple-Inland, Inc.	326,586
		1,170,441
Distribution/Wholesale – 0.3%
2,900	W.W. Grainger, Inc.	288,405
Diversified Banking Institutions – 0.7%
16,100	HSBC Holdings PLC	733,999
Diversified Operations – 1.2%
35,500	Tyco International, Ltd. (U.S. Shares)	1,250,665
Electric – Integrated – 1.4%
11,900	Entergy Corp.	852,278
10,600	PPL Corp.	264,470
10,100	Public Service Enterprise Group, Inc.	316,433
		1,433,181
Electronic Components – Miscellaneous – 0.5%
17,800	Garmin, Ltd.	519,404
Electronic Components – Semiconductors – 1.8%
69,500	Intersil Corp. – Class A	841,645
31,300	QLogic Corp.*	520,206
32,800	Semtech Corp.*	536,936
		1,898,787
Electronic Connectors – 0.6%
17,900	Thomas & Betts Corp.*	621,130
Electronic Parts Distributors – 0.7%
19,700	Tech Data Corp.*	701,714
Engineering – Research and Development Services – 3.4%
22,600	Jacobs Engineering Group, Inc.*	823,544
36,100	KBR, Inc.	734,274
31,100	McDermott International, Inc. (U.S. Shares)*	673,626
31,800	URS Corp.*	1,251,330
		3,482,774
Entertainment Software – 0.3%
24,500	Electronic Arts, Inc.*	352,800
Fiduciary Banks – 0.6%
18,600	State Street Corp.	629,052
Finance – Credit Card – 1.3%
94,500	Discover Financial Services	1,321,110
Finance – Investment Bankers/Brokers – 0.5%
22,000	Raymond James Financial, Inc.	543,180
Food – Baking – 0.6%
27,000	Flowers Foods, Inc.	659,610
Food – Miscellaneous/Diversified – 1.2%
12,400	General Mills, Inc.	440,448
6,200	Kellogg Co.*	311,860
16,200	Unilever PLC (ADR)	433,026
		1,185,334
Food – Retail – 1.2%
62,100	Kroger Co.	1,222,749
Forestry – 1.2%
20,200	Potlatch Corp.	721,746
15,000	Weyerhaeuser Co.	528,000
		1,249,746
Gold Mining – 1.6%
38,400	Goldcorp, Inc. (U.S. Shares)	1,683,840
Instruments – Scientific – 1.6%
30,500	PerkinElmer, Inc.	630,435
21,700	Thermo Fisher Scientific, Inc.*	1,064,385
		1,694,820

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2010

Schedule of Investments (unaudited)

As of June 30, 2010

Share/Principal/Contract Amounts		Value

Insurance Brokers – 1.1%
25,900	AON Corp.	$961,408
8,824	Brown & Brown, Inc.	168,891
		1,130,299
Internet Security – 1.0%
8,900	McAfee, Inc.*	273,408
56,800	Symantec Corp.*	788,384
		1,061,792
Intimate Apparel – 0.3%
9,792	The Warnaco Group, Inc.*	353,883
Investment Management and Advisory Services – 2.9%
12,000	AllianceBernstein Holding L.P.	310,080
38,000	Ameriprise Financial, Inc.	1,372,940
75,700	INVESCO, Ltd.	1,274,031
		2,957,051
Life and Health Insurance – 0.5%
19,215	Lincoln National Corp.	466,732
Machinery – Farm – 0.6%
11,700	Deere & Co.	651,456
Medical – Biomedical and Genetic – 1.9%
21,900	Charles River Laboratories International, Inc.*	749,199
10,000	Genzyme Corp.*	507,700
11,800	Life Technologies Corp.*	557,550
13,200	Myriad Genetics, Inc.*	197,340
		2,011,789
Medical – Drugs – 1.0%
9,800	Endo Pharmaceuticals Holdings, Inc.*	213,836
29,800	Forest Laboratories, Inc.*	817,414
		1,031,250
Medical – HMO – 0.5%
20,000	Health Net, Inc.*	487,400
Medical – Wholesale Drug Distributors – 0.6%
8,400	McKesson Corp.	564,144
Medical Instruments – 1.5%
13,500	Beckman Coulter, Inc.	813,915
20,600	St. Jude Medical, Inc.*	743,454
		1,557,369
Medical Labs and Testing Services – 1.4%
18,500	Laboratory Corp. of America Holdings*	1,393,975
Medical Products – 2.3%
12,700	Becton, Dickinson and Co.	858,774
18,400	Covidien PLC (U.S. Shares)	739,312
14,900	Zimmer Holdings, Inc.*	805,345
		2,403,431
Medical Sterilization Products – 0.3%
10,300	STERIS Corp.	320,124
Metal – Copper – 0.9%
14,900	Freeport-McMoRan Copper & Gold, Inc. – Class B	881,037
Metal Processors and Fabricators – 0.5%
14,800	Kaydon Corp.	486,328
Multi-Line Insurance – 1.6%
43,400	Allstate Corp.	1,246,882
36,700	Old Republic International Corp.	445,171
		1,692,053
Multimedia – 0.9%
10,300	McGraw-Hill Cos., Inc.	289,842
21,500	Viacom, Inc. – Class B	674,455
		964,297
Networking Products – 1.2%
31,600	Cisco Systems, Inc.*	673,396
17,900	Polycom, Inc.*	533,241
		1,206,637
Non-Hazardous Waste Disposal – 0.6%
19,200	Republic Services, Inc.	570,816
Oil – Field Services – 0.2%
5,000	Oceaneering International, Inc.*	224,500
Oil Companies – Exploration and Production – 8.5%
10,800	Anadarko Petroleum Corp.	389,772
18,800	Bill Barrett Corp.*	578,476
24,000	Cabot Oil & Gas Corp.	751,680
17,700	Comstock Resources, Inc.*	490,644
10,400	Devon Energy Corp.	633,568
23,400	EQT Corp.	845,676
31,900	Forest Oil Corp.*	872,784
21,718	Noble Energy, Inc.	1,310,246
6,900	Occidental Petroleum Corp.	532,335
27,600	Questar Corp.	1,255,524
8,000	Southwestern Energy Co.*	309,120
16,900	Ultra Petroleum Corp. (U.S. Shares)*	747,825
		8,717,650
Oil Companies – Integrated – 1.1%
23,100	Hess Corp.	1,162,854
Oil Field Machinery and Equipment – 0.6%
18,700	National Oilwell Varco, Inc.	618,409
Paper and Related Products – 0.3%
6,400	Rayonier, Inc.	281,728
Pharmacy Services – 0.4%
16,700	Omnicare, Inc.	395,790
Pipelines – 1.0%
12,500	Enterprise Products Partners L.P.	442,125
10,200	Plains All American Pipeline L.P.	598,740
		1,040,865
Property and Casualty Insurance – 1.9%
22,000	Chubb Corp.	1,100,220
20,727	HCC Insurance Holdings, Inc.	513,201
18,000	Progressive Corp.	336,960
		1,950,381
Reinsurance – 2.4%
12,350	Berkshire Hathaway, Inc. – Class B*	984,172
14,000	Everest Re Group, Ltd.	990,080
7,700	PartnerRe, Ltd.	540,078
		2,514,330

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2010

Share/Principal/Contract Amounts		Value

REIT – Apartments – 0.7%
3,724	Avalonbay Communities, Inc.	$347,710
8,900	BRE Properties, Inc. – Class A	328,677
		676,387
REIT – Diversified – 0.3%
10,500	Liberty Property Trust	302,925
REIT – Health Care – 0.3%
8,000	Nationwide Health Properties, Inc.	286,160
REIT – Mortgage – 0.5%
36,900	Redwood Trust, Inc.	540,216
REIT – Office Property – 1.1%
7,300	Alexandria Real Estate Equities, Inc.	462,601
21,800	Mack-Cali Realty Corp.	648,114
		1,110,715
REIT – Regional Malls – 0.3%
8,800	Taubman Centers, Inc.	331,144
REIT – Storage – 0.4%
4,985	Public Storage	438,231
REIT – Warehouse/Industrial – 0.6%
24,600	AMB Property Corp.	583,266
Rental Auto/Equipment – 0.5%
28,500	Aaron Rents, Inc.	486,495
Retail – Apparel and Shoe – 1.9%
57,100	American Eagle Outfitters, Inc.	670,925
51,000	Gap, Inc.	992,460
18,400	Men’s Wearhouse, Inc.	337,824
		2,001,209
Retail – Auto Parts – 0.5%
10,900	Advance Auto Parts, Inc.	546,962
Retail – Automobile – 0.3%
9,400	Copart, Inc.*	336,614
Retail – Computer Equipment – 0.5%
24,800	GameStop Corp. – Class A*	465,992
Retail – Discount – 2.2%
15,700	Big Lots, Inc.*	503,813
8,600	BJ’s Wholesale Club, Inc.*	318,286
30,600	Wal-Mart Stores, Inc.	1,470,942
		2,293,041
Retail – Drug Store – 0.8%
16,227	CVS Caremark Corp.	475,776
13,300	Walgreen Co.	355,110
		830,886
Retail – Major Department Stores – 0.5%
23,800	JC Penney Co., Inc.	511,224
Retail – Pet Food and Supplies – 0.4%
13,800	PetSmart, Inc.	416,346
Savings/Loan/Thrifts – 2.5%
43,000	First Niagara Financial Group, Inc.	538,790
85,600	People’s United Financial, Inc.	1,155,600
55,217	Washington Federal, Inc.	893,411
		2,587,801
Schools – 0.3%
5,900	Apollo Group, Inc. – Class A*	250,573
Semiconductor Equipment – 0.7%
57,800	Applied Materials, Inc.	694,756
Super-Regional Banks – 1.2%
11,600	Comerica, Inc.	427,228
13,600	PNC Financial Services Group, Inc.	768,400
		1,195,628
Telephone – Integrated – 1.7%
27,600	AT&T, Inc.	667,644
33,000	CenturyTel, Inc.	1,099,230
		1,766,874
Textile – Home Furnishings – 0.3%
5,600	Mohawk Industries, Inc.*	256,256
Tools – Hand Held – 0.6%
16,000	Snap-On, Inc.	654,560
Toys – 0.4%
20,200	Mattel, Inc.	427,432
Transportation – Marine – 0.7%
18,700	Kirby Corp.*	715,275
Transportation – Railroad – 1.6%
33,800	Kansas City Southern*	1,228,630
6,300	Union Pacific Corp.	437,913
		1,666,543
Transportation – Truck – 0.3%
9,100	J.B. Hunt Transport Services, Inc.	297,297
Wireless Equipment – 0.5%
15,400	QUALCOMM, Inc.	505,736
X-Ray Equipment – 0.7%
53,500	Hologic, Inc.	745,255

Total Common Stock (cost $94,599,965)		100,111,792

Purchased Options – Puts – 1.3%
120	iShares Russell 2000® Index** expires December 2010 exercise price $69.07	136,499
108	iShares Russell 2000® Index** expires December 2010 exercise price $69.50	126,130
360	iShares Russell Midcap® Value Index Fund** expires August 2010 exercise price $37.20	80,121
220	iShares Russell Midcap® Value Index Fund** expires September 2010 exercise price $37.97	66,996
329	iShares Russell Midcap® Value Index Fund** expires October 2010 exercise price $39.82	148,543
210	iShares Russell Midcap® Value Index Fund** expires October 2010 exercise price $41.00	112,373
210	iShares Russell Midcap® Value Index Fund** expires November 2010 exercise price $40.77	116,018
216	iShares Russell Midcap® Value Index Fund** expires December 2010 exercise price $40.34	119,102
214	iShares Russell Midcap® Value Index Fund** expires December 2010 exercise price $40.67	122,663

See Notes to Schedule of Investments and Financial Statements.

12 | JUNE 30, 2010

Schedule of Investments (unaudited)

As of June 30, 2010

Share/Principal/Contract Amounts		Value

Purchased Options – Puts – (continued)
20	S&P MidCap 400 Index** expires July 2010 exercise price $684.98	$18,700
12	S&P MidCap 400 Index** expires July 2010 exercise price $722.08	23,752
12	S&P MidCap 400 Index** expires July 2010 exercise price $723.25	32,952
12	S&P MidCap 400 Index** expires August 2010 exercise price $721.95	45,070
12	S&P MidCap 400 Index** expires September 2010 exercise price $719.47	49,664
12	S&P MidCap 400 Index** expires September 2010 exercise price $770.00	80,378
10	S&P MidCap 400 Index** expires October 2010 exercise price $799.09	92,150

Total Purchased Options – Puts (cost $1,138,870)		1,371,111

Repurchase Agreement – 2.3%
$2,318,000	Calyon New York Branch, 0.0100% dated 6/30/10, maturing 7/1/10 to be repurchased at $2,318,001 collateralized by $2,013,187 in U.S. Treasuries 1.1250% – 8.8750%, 6/30/11 – 8/15/26 with a value of $2,364,360 (cost $2,318,000)	2,318,000

Total Investments (total cost $98,056,835) – 100.6%		103,800,903

Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(589,034)

Net Assets – 100%		$103,211,869

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$2,804,189	2.7%
Canada	2,431,665	2.4%
Ireland	1,249,492	1.2%
Panama	673,626	0.6%
Switzerland	1,770,069	1.7%
United Kingdom	1,167,025	1.1%
United States††	93,704,837	90.3%

Total	$103,800,903	100.0%

††	Includes Cash Equivalents (88.0% excluding Cash Equivalents)

Schedule of Written Options – Puts	Value

iShares Russell 2000® Index expires December 2010 60 contracts exercise price $62.02	$(42,820)
iShares Russell 2000® Index expires December 2010 60 contracts exercise price $62.41	(44,008)
iShares Russell Midcap® Value Index Fund expires August 2010 180 contracts exercise price $33.40	(16,640)
iShares Russell Midcap® Value Index Fund expires September 2010 110 contracts exercise price $34.10	(16,186)
iShares Russell Midcap® Value Index Fund expires October 2010 220 contracts exercise price $35.75	(52,293)
iShares Russell Midcap® Value Index Fund expires October 2010 105 contracts exercise price $36.81	(29,700)
iShares Russell Midcap® Value Index Fund expires November 2010 105 contracts exercise price $36.61	(33,167)
iShares Russell Midcap® Value Index Fund expires December 2010 108 contracts exercise price $36.22	(35,560)
iShares Russell Midcap® Value Index Fund expires December 2010 107 contracts exercise price $36.52	(36,644)
S&P MidCap 400 Index expires July 2010 13 contracts exercise price $615.08	(2,711)
S&P MidCap 400 Index expires July 2010 7 contracts exercise price $648.40	(2,724)
S&P MidCap 400 Index expires July 2010 6 contracts exercise price $649.45	(5,314)
S&P MidCap 400 Index expires August 2010 6 contracts exercise price $648.28	(9,945)
S&P MidCap 400 Index expires September 2010 6 contracts exercise price $646.05	(12,031)
S&P MidCap 400 Index expires September 2010 6 contracts exercise price $691.42	(18,863)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 13

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2010

Value

S&P MidCap 400 Index expires October 2010 5 contracts exercise price $717.55	(23,985)

Total Written Options – Puts
(premiums received $319,891)	$(382,591)

See Notes to Schedule of Investments and Financial Statements.

14 | JUNE 30, 2010

Statement of Assets and Liabilities

Janus Aspen
Perkins
Mid Cap
As of June 30, 2010 (unaudited)	Value
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$98,057
Investments at value	$103,801
Cash	45
Receivables:
Investments sold	762
Portfolio shares sold	178
Dividends	109
Interest	–
Non-interested Trustees’ deferred compensation	3
Other assets	2
Total Assets	104,900
Liabilities:
Payables:
Options written, at value(1)	383
Investments purchased	1,066
Portfolio shares repurchased	110
Dividends and Distributions	3
Advisory fees	70
Administrative fees – Service Shares	8
Distribution fees and shareholder servicing fees – Service Shares	15
Non-interested Trustees’ fees and expenses	2
Non-interested Trustees’ deferred compensation fees	3
Accrued expenses and other payables	28
Total Liabilities	1,688
Net Assets	$103,212
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$105,124
Undistributed net investment income/(loss)*	92
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(7,685)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	5,681
Total Net Assets	$103,212
Net Assets – Institutional Shares	$34,797
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,627
Net Asset Value Per Share	$13.25
Net Assets – Service Shares	$68,415
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,218
Net Asset Value Per Share	$13.11

*	See Note 5 in Notes to Financial Statements.
(1)	Includes premiums of $319,891 on written options.

See Notes to Financial Statements.

Janus Aspen Series | 15

Statement of Operations

Janus Aspen
Perkins
Mid Cap
For the six-month period ended June 30, 2010 (unaudited)	Value
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$5
Dividends	846
Foreign tax withheld	(1)
Total Investment Income	850
Expenses:
Advisory fees	424
Transfer agent fees and expenses	1
Registration fees	11
Custodian fees	9
Audit fees	19
Non-interested Trustees’ fees and expenses	2
Distribution fees and shareholder servicing fees – Service Shares	98
Administrative fees – Service Shares	39
Other expenses	19
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	622
Expense and Fee Offset	–
Net Expenses	622
Less: Excess Expense Reimbursement	–
Net Expenses after Expense Reimbursement	622
Net Investment Income/(Loss)	228
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	4,920
Net realized gain/(loss) from options contracts	(554)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(9,285)
Net Gain/(Loss) on Investments	(4,919)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(4,691)

See Notes to Financial Statements.

16 | JUNE 30, 2010

Statements of Changes in Net Assets

	Janus Aspen
	Perkins
	Mid
	Cap
For the six-month period ended June 30, 2010 (unaudited)	Value
and the fiscal year ended December 31, 2009	Portfolio
(all numbers in thousands)	2010	2009

Operations:
Net investment income/(loss)	$228	$527
Net realized gain/(loss) from investment and foreign currency transactions	4,920	(7,439)
Net realized gain/(loss) from options contracts	(554)	(1,683)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(9,285)	33,364
Net Increase/(Decrease) in Net Assets Resulting from Operations	(4,691)	24,769
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(69)	(145)
Service Shares	(64)	(235)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	(482)
Service Shares	–	(1,685)
Return of Capital
Institutional Shares	N/A	(18)
Service Shares	N/A	(43)
Net (Decrease) from Dividends and Distributions	(133)	(2,608)
Capital Share Transactions:
Shares sold
Institutional Shares	11,173	21,708
Service Shares	8,990	16,809
Reinvested dividends and distributions
Institutional Shares	69	645
Service Shares	64	1,963
Shares repurchased
Institutional Shares	(6,099)	(10,414)
Service Shares	(15,355)	(14,404)
Net Increase/(Decrease) from Capital Share Transactions	(1,158)	16,307
Net Increase/(Decrease) in Net Assets	(5,982)	38,468
Net Assets:
Beginning of period	109,194	70,726
End of period	$103,212	$109,194

Undistributed net investment income/(loss)*	$92	$(3)

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 17

Financial Highlights

Institutional Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Perkins Mid Cap Value Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$13.85	$10.71	$16.77	$16.64	$15.32	$15.54
Income from Investment Operations:
Net investment income/(loss)	.04	.05	.07	.27	.20	.19
Net gain/(loss) on investments (both realized and unrealized)	(.61)	3.48	(4.27)	.99	2.06	1.31
Total from Investment Operations	(.57)	3.53	(4.20)	1.26	2.26	1.50
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	(.07)	(.08)	(.27)	(.20)	(.13)
Distributions (from capital gains)*	–	(.31)	(1.78)	(.86)	(.74)	(1.59)
Return of Capital	N/A	(.01)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.03)	(.39)	(1.86)	(1.13)	(.94)	(1.72)
Net Asset Value, End of Period	$13.25	$13.85	$10.71	$16.77	$16.64	$15.32
Total Return**	(4.14)%	33.69%	(27.68)%(1)	7.42%	15.42%	10.43%
Net Assets, End of Period (in thousands)	$34,797	$31,424	$14,221	$12,758	$11,227	$9,922
Average Net Assets for the Period (in thousands)	$35,480	$20,308	$13,956	$13,220	$9,223	$10,160
Ratio of Gross Expenses to Average Net Assets***(2)	0.86%	0.95%	1.24%	0.92%	0.94%	0.87%
Ratio of Net Expenses to Average Net Assets***(2)	0.86%	0.95%	1.24%	0.91%	0.94%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.63%	0.93%	0.97%	1.66%	1.45%	1.16%
Portfolio Turnover Rate***	66%	77%	100%	83%	89%	74%

Service Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Perkins Mid Cap Value Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$13.72	$10.63	$16.67	$16.56	$15.26	$15.52
Income from Investment Operations:
Net investment income/(loss)	.02	.04	.06	.22	.14	.11
Net gain/(loss) on investments (both realized and unrealized)	(.62)	3.41	(4.26)	.97	2.06	1.32
Total from Investment Operations	(.60)	3.45	(4.20)	1.19	2.20	1.43
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	(.04)	(.06)	(.22)	(.16)	(.10)
Distributions (from capital gains)*	–	(.31)	(1.78)	(.86)	(.74)	(1.59)
Return of Capital	N/A	(.01)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.01)	(.36)	(1.84)	(1.08)	(.90)	(1.69)
Net Asset Value, End of Period	$13.11	$13.72	$10.63	$16.67	$16.56	$15.26
Total Return**	(4.36)%	33.14%	(27.88)%(1)	7.04%	15.06%	9.93%
Net Assets, End of Period (in thousands)	$68,415	$77,766	$56,505	$63,681	$69,217	$46,394
Average Net Assets for the Period (in thousands)	$78,936	$64,356	$58,398	$68,765	$58,793	$36,590
Ratio of Gross Expenses to Average Net Assets***(2)	1.21%	1.38%	1.59%	1.26%	1.30%	1.22%
Ratio of Net Expenses to Average Net Assets***(2)	1.21%	1.38%	1.59%	1.26%	1.30%	1.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.30%	0.53%	0.59%	1.31%	1.08%	0.86%
Portfolio Turnover Rate***	66%	77%	100%	83%	89%	74%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Impact on performance due to reimbursement from subadviser was 1.74% and 1.75% for Institutional and Service Shares, respectively.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

18 | JUNE 30, 2010

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Perkins Mid Cap Value Portfolio
Common Stock
Diversified Banking Institutions	$–	$733,999	$–
Food – Miscellaneous/Diversified	752,308	433,026	–
All Other	98,192,459	–	–

Repurchase Agreement	–	2,318,000	–

Total Investments in Securities	$98,944,767	$3,485,025	$–

Investments in Purchased Options:	$–	$1,371,111	$–

Other Financial Instruments(a):	$–	$(382,591)	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2010 is noted below.

Portfolio	Aggregate Value

Janus Aspen Perkins Mid Cap Value Portfolio	$722,406

Janus Aspen Series | 19

Notes to Schedule of Investments (unaudited) (continued)

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

20 | JUNE 30, 2010

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Perkins Mid Cap Value Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2010, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined

22 | JUNE 30, 2010

based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2010 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective June 30, 2010. This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including counterparty risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of

24 | JUNE 30, 2010

cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) from written options contracts during the six-month period ended June 30, 2010 as indicated in the table below:

Portfolio	Gains

Janus Aspen Perkins Mid Cap Value Portfolio	$151,943

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the six-month period ended June 30, 2010 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Perkins Mid Cap Value Portfolio
Options outstanding at December 31, 2009	764	$176,846
Options written	1,237	294,988
Options closed	–	–
Options expired	(897)	(151,943)
Options exercised	–	–

Options outstanding at June 30, 2010	1,104	$319,891

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default

26 | JUNE 30, 2010

swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of June 30, 2010

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as	Statement of Assets and		Statement of Assets and
hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Equity Contracts	Unaffiliated investments, at value	$1,371,111	Options written, at value	$382,591

Total		$1,371,111		$382,591

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(554,029)	$–	$(554,029)

Total	$–	$–	$(554,029)	$–	$(554,029)

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$390,141	$–	$390,141

Total	$–	$–	$390,141	$–	$390,141

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus

28 | JUNE 30, 2010

Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and the Portfolio no longer has any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

	Average Daily
	Net Assets	Base Fee Rate
Portfolio	of the Portfolio	(%) (annual rate)

Janus Aspen Perkins Mid Cap Value Portfolio	N/A	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Perkins Mid Cap Value Portfolio	Russell Midcap® Value Index

Only the base fee rate applied until February 2007 for the Portfolio, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not

30 | JUNE 30, 2010

its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The application of an expense limit, if any, will have a positive effect upon a Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the six-month period ended June 30, 2010, the Portfolio recorded a positive Performance Adjustment of $60,945.

Janus Capital has agreed until at least May 1, 2011 to reimburse the Portfolio by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustment of management fees, the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

	New Expense	Previous Expense
	Limit (%)	Limit (%)
Portfolio	(May 1, 2010 to Present)	(until May 1, 2010)

Janus Aspen Perkins Mid Cap Value Portfolio	0.86	1.24

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Portfolio. Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital owns approximately 78% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s

Janus Aspen Series | 31

Notes to Financial Statements (unaudited) (continued)

actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2010 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2010.

For the six-month period ended June 30, 2010, Janus Capital assumed $13,702 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $26,000 was paid by the Trust during the six-month period ended June 30, 2010. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

32 | JUNE 30, 2010

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Perkins Mid Cap Value Portfolio	$99,035,450	$10,302,779	$(5,537,326)	$4,765,453

Net capital loss carryovers as of December 31, 2009 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

	December 31,	December 31,	Accumulated
Portfolio	2010	2017	Capital Losses

Janus Aspen Perkins Mid Cap Value Portfolio	$(640,042)	$(9,294,575)	$(9,934,617)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

Janus Aspen Perkins
Mid Cap Value Portfolio

Institutional Shares
2010	0.86%
2009	0.95%
2008	1.30%
2007	0.92%
2006	0.94%
2005	0.87%

Service Shares
2010	1.21%
2009	1.38%
2008	1.64%
2007	1.26%
2006	1.30%
2005	1.22%

7.	Capital Share Transactions

For the six-month period ended
June 30, 2010 (unaudited) and the fiscal year ended	Janus Aspen Perkins Mid Cap Value Portfolio
December 31, 2009 (all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Institutional Shares
Shares sold	783	1,746
Reinvested dividends and distributions	5	56
Shares repurchased	(430)	(860)
Net Increase/(Decrease) in Portfolio Shares	358	942
Shares Outstanding, Beginning of Period	2,269	1,327
Shares Outstanding, End of Period	2,627	2,269

Janus Aspen Series | 33

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended June 30, 2010 (unaudited) and the fiscal year ended	Janus Aspen Perkins Mid Cap Value Portfolio
December 31, 2009 (all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Service Shares
Shares sold	640	1,428
Reinvested dividends and distributions	5	173
Shares repurchased	(1,097)	(1,246)
Net Increase/(Decrease) in Portfolio Shares	(452)	355
Shares Outstanding, Beginning of Period	5,670	5,315
Shares Outstanding, End of Period	5,218	5,670

8.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Perkins Mid Cap Value Portfolio	$40,212,910	$34,388,649	$–	$–

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit Court of Appeals.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the

34 | JUNE 30, 2010

future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. The Portfolio adopted disclosures that are effective for interim and annual periods beginning after December 15, 2009, and the applicable disclosures have been presented within Note 1 “Organization and Significant Accounting Policies.” Other required disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Portfolio’s financial statement disclosures.

11.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2010 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 35

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

36 | JUNE 30, 2010

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

38 | JUNE 30, 2010

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series | 39

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 10, 2010. At the meeting, the following matter was voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
To elect nine Trustees, each of whom is considered “independent.”

		Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Trustees	Record Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total

Jerome S. Contro	10,252,890,836	7,855,307,847	442,811,261	8,298,119,108	76.615%	4.319%	80.934%	94.664%	5.336%	100.000%
William F. McCalpin	10,252,890,836	7,857,359,595	440,759,513	8,298,119,108	76.635%	4.299%	80.934%	94.688%	5.312%	100.000%
John W. McCarter, Jr.	10,252,890,836	7,851,984,322	446,134,786	8,298,119,108	76.583%	4.351%	80.934%	94.624%	5.376%	100.000%
Dennis B. Mullen	10,252,890,836	7,848,139,711	449,979,397	8,298,119,108	76.545%	4.389%	80.934%	94.577%	5.423%	100.000%
James T. Rothe	10,252,890,836	7,855,885,543	442,233,565	8,298,119,108	76.621%	4.313%	80.934%	94.671%	5.329%	100.000%
William D. Stewart	10,252,890,836	7,855,883,028	442,236,080	8,298,119,108	76.621%	4.313%	80.934%	94.671%	5.329%	100.000%
Martin H. Waldinger	10,252,890,836	7,836,263,289	461,855,819	8,298,119,108	76.429%	4.505%	80.934%	94.434%	5.566%	100.000%
Linda S. Wolf	10,252,890,836	7,858,724,319	439,394,789	8,298,119,108	76.648%	4.286%	80.934%	94.705%	5.295%	100.000%
John P. McGonigle	10,252,890,836	7,861,369,717	436,749,392	8,298,119,108	76.674%	4.260%	80.934%	94.737%	5.263%	100.000%

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Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (8/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0710-267	8-31-10 109-24-81138 09-10

2010 SEMIANNUAL REPORT

Janus Aspen Series

Janus Aspen Worldwide Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If a Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2010. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2010 to June 30, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Worldwide Portfolio (unaudited)

Portfolio Snapshot
We seek companies globally that have a sustainable competitive advantage, high or improving returns on capital and long-term growth. We invest with conviction where we believe we have research insight in an effort to deliver superior risk-adjusted results over the long term.
Brent Lynn portfolio manager

Performance Overview

Janus Aspen Worldwide Portfolio’s Institutional Shares, Service Shares and Service II Shares returned -5.17%, -5.32% and -5.26%, respectively, over the six-month period ended June 30, 2010, outperforming its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which returned -9.84% during the period.

Lynn Named Interim Portfolio Manager

On May 7, 2010, I began managing the Portfolio as an interim portfolio manager replacing Laurent Saltiel, who left the firm to pursue another employment opportunity. Janus has initiated an internal and external search for an experienced manager to take over the Portfolio. I will manage the Portfolio in a manner consistent with its recent past, with a goal of delivering strong risk-adjusted returns. Assistant portfolio managers, Tony Yao and Julian McManus, are helping me, as is an experienced and highly skilled research team that is responsible for the current investment themes and ideas that make up the Portfolio. This team of analysts helped drive idea generation and stock selection under Mr. Saltiel and will continue to do so with me and with the permanent portfolio manager, when named.

Economic Overview

Global markets fell during the period as worries mounted about growth in China and sovereign risk in Europe, with particular focus on the problems in southern Europe. Emerging markets outperformed developed markets led by the Emerging Asia region. The U.S. dollar was stronger relative to most major currencies except the Japanese yen.

Asset Class Overview

Within the MSCI World Index, energy, materials and utilities were the weakest performing sectors, while industrials, consumer discretionary and consumer staples were the best performers. On a country basis, Greece, Spain, Italy and Portugal were the weakest performing countries, while Denmark, Sweden, Singapore and Japan were the best performers.

Strategy Overview

Holdings in energy, industrials and financials were the largest relative contributors to performance on a sector basis. On a country basis, holdings in the U.K. were the most significant contributors followed by our non-index exposure in China and lack of exposure in France.

Individual contributors included Aggreko PLC, Apple, Inc., and Enterprise GP Holdings L.P. Aggreko PLC is a U.K.-based company that rents power generation equipment around the world, including Africa. Apple, Inc. is an iconic consumer electronics firm that introduced several well-received products during the period. Enterprise GP Holdings L.P. is a U.S. limited partnership that owns midstream energy industry related businesses.

Holdings in materials and consumer discretionary were the largest detractors from relative performance. On a country basis, our holdings in Canada and Brazil and our underweight in Japan weighed the most on performance.

Individual detractors included Monsanto Co., Man Group PLC and Potash Corporation of Saskatchewan, Inc. Monsanto Co., a U.S. company, is a worldwide provider of agricultural products for farmers. Man Group PLC is a U.K.-based alternative investment manager. Potash Corporation of Saskatchewan, Inc. is a world leading fertilizer producer based in Canada.

Derivatives

During the period, the Portfolio sold put options on Jupiter Telecommunications Co., Ltd., a Japanese cable company which is also a holding in the Portfolio. The rationale was that these options either will expire worthless, netting us a profit from the trade or require the purchase of more shares at a lower price. At the time of the trade, with the stock trading below our estimate of intrinsic value, the

2 | JUNE 30, 2010

(unaudited)

Portfolio was willing to buy additional shares at a lower price. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Outlook

Turmoil in Europe is creating intriguing investment opportunities in that region. Some companies, pushed down by a sweeping bear market, may offer attractive long-term returns because their underlying businesses remain solid. In Asia, valuations are generally less attractive than they are in Europe. I think growth prospects are still strong. India, China and other emerging markets have become a much larger part of the global economy, and for the first time, I think, emerging markets can become a key driver of U.S. and global growth.

I remain convinced in the power of stock picking and of intensive, fundamental research to find businesses that the market is undervaluing. When I took over, the Portfolio included companies with strong competitive positions and enduring business models. In times of economic and market uncertainty, these types of businesses can be rewarding for long-term investors. I have not radically changed the Portfolio.

Thank you for your investment in Janus Aspen Worldwide Portfolio.

Janus Aspen Worldwide Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Aggreko PLC	1.14%
Apple, Inc.	0.63%
Enterprise GP Holdings L.P.	0.44%
Newmont Mining Corp.	0.30%
Jain Irrigation Systems, Ltd.	0.29%

5 Bottom Performers – Holdings

Contribution

Monsanto Co.	–1.02%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	–0.61%
Man Group PLC	–0.61%
Educomp Solutions, Ltd	–0.59%
Goldman Sachs Group, Inc.	–0.46%

5 Top Performers – Sectors*

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Industrials	0.77%	11.78%	10.82%
Energy	0.59%	7.51%	10.63%
Consumer Staples	–0.02%	9.90%	10.19%
Telecommunication Services	–0.05%	0.82%	4.13%
Utilities	–0.12%	0.47%	4.37%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Materials	–2.01%	9.21%	7.36%
Consumer Discretionary	–1.31%	14.28%	9.76%
Financials	–1.18%	18.93%	20.75%
Information Technology	–1.14%	16.22%	12.05%
Health Care	–0.82%	10.88%	9.94%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 3

Janus Aspen Worldwide Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2010

Aggreko PLC Commercial Services	3.7%
Apple, Inc. Computers	3.3%
Li & Fung, Ltd Distribution/Wholesale	3.1%
Admiral Group PLC Property and Casualty Insurance	3.1%
Blackboard, Inc. Educational Software	2.9%

16.1%

Asset Allocation – (% of Net Assets)
As of June 30, 2010

Emerging markets comprised 8.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2010

As of December 31, 2009

4 | JUNE 30, 2010

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010						Expense Ratios – per the May 1, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Worldwide Portfolio – Institutional Shares	–5.17%	14.52%	0.42%	–4.75%	7.23%	0.63%

Janus Aspen Worldwide Portfolio – Service Shares	–5.32%	14.22%	0.17%	–5.00%	6.95%	0.88%

Janus Aspen Worldwide Portfolio – Service II Shares	–5.26%	14.28%	0.18%	–4.99%	6.95%	0.87%

Morgan Stanley Capital International World IndexSM	–9.84%	10.20%	0.06%	–1.02%	5.06%

Lipper Quartile – Institutional Shares	–	2nd	3rd	4th	2nd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Global Funds	–	35/135	52/74	38/43	3/10

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Worldwide Portfolio (unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2009. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expense of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See Notes to Schedule of Investments for index definitions.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Effective May 7, 2010, Brent Lynn is interim portfolio manager of Janus Aspen Worldwide Portfolio.

6 | JUNE 30, 2010

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$948.30	$3.00

Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	$3.11

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$946.80	$4.20

Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$947.00	$4.10

Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

†	Expenses are equal to the annualized expense ratio of 0.62% for Institutional Shares, 0.87% for Service Shares and 0.85% for Service II Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Aspen Series | 7

Janus Aspen Worldwide Portfolio

Schedule of Investments (unaudited)

As of June 30, 2010

Shares or Principal Amount		Value

Common Stock – 92.8%
Agricultural Chemicals – 4.7%
123,070	Intrepid Potash, Inc.*	$2,408,480
198,407	Monsanto Co.	9,170,372
106,995	Mosaic Co.	4,170,665
200,204	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	17,265,592
		33,015,109
Agricultural Operations – 1.6%
6,658,810	Chaoda Modern Agriculture Holdings, Ltd.	6,507,476
4,809,000	China Green Holdings, Ltd.	4,821,752
		11,329,228
Airlines – 0.2%
54,662	Ryanair Holdings PLC (ADR)*	1,480,794
Brewery – 0.7%
108,270	Anheuser-Busch InBev N.V.	5,200,016
Building – Residential and Commercial – 0.5%
5,400	NVR, Inc.*	3,537,162
Cable Television – 1.6%
11,557	Jupiter Telecommunications Co., Ltd.	11,016,009
Chemicals – Specialty – 1.2%
6,540,230	Huabao International Holdings, Ltd.	8,362,556
Commercial Services – 3.7%
1,252,638	Aggreko PLC	26,146,894
Commercial Services – Finance – 0.9%
31,020	MasterCard, Inc. – Class A	6,189,421
Computer Aided Design – 0.5%
89,596	ANSYS, Inc.*	3,634,910
Computer Services – 0.7%
136,535	Accenture, Ltd. – Class A (U.S. Shares)	5,277,078
Computers – 4.1%
90,866	Apple, Inc.*	22,855,525
118,101	Research In Motion, Ltd. (U.S. Shares)*	5,817,655
		28,673,180
Computers – Peripheral Equipment – 0.5%
240,228	Logitech International S.A.*	3,263,789
Cosmetics and Toiletries – 0.9%
76,830	Colgate-Palmolive Co.	6,051,131
Distribution/Wholesale – 3.1%
4,885,450	Li & Fung, Ltd.	21,871,245
Diversified Banking Institutions – 6.8%
1,372,785	Bank of America Corp.	19,726,920
111,636	Goldman Sachs Group, Inc.**	14,654,458
364,940	JPMorgan Chase & Co.	13,360,453
		47,741,831
Diversified Minerals – 0.8%
192,361	BHP Billiton, Ltd.	5,980,642
Diversified Operations – 2.7%
1,415,065	China Merchants Holdings International Co., Ltd.	4,704,269
290,820	Danaher Corp.	10,795,238
597,400	Investimentos Itau S.A.	3,545,666
		19,045,173
Educational Software – 4.6%
555,296	Blackboard, Inc.*	20,729,199
1,039,241	Educomp Solutions, Ltd.	11,754,700
		32,483,899
Electric – Distribution – 0.4%
287,529	Equatorial Energia S.A.	2,589,275
Electronic Connectors – 0.5%
86,050	Amphenol Corp. – Class A	3,380,044
Electronic Measuring Instruments – 1.1%
32,500	Keyence Corp.	7,477,524
Enterprise Software/Services – 2.1%
296,751	Autonomy Corp. PLC*	8,007,691
224,909	Aveva Group PLC	3,765,349
140,318	Temenos Group A.G.*	3,376,979
		15,150,019
Finance – Investment Bankers/Brokers – 0.4%
212,015	Charles Schwab Corp.	3,006,373
Finance – Mortgage Loan Banker – 1.1%
124,591	Housing Development Finance Corp.	7,827,051
Finance – Other Services – 1.6%
606,740	BM&F Bovespa S.A.	3,900,351
11,745	CME Group, Inc.	3,306,805
680,717	IG Group Holdings PLC	4,247,002
		11,454,158
Food – Wholesale/Distribution – 0.7%
2,747,375	Olam International, Ltd.	5,031,799
Gold Mining – 1.1%
129,331	Newmont Mining Corp.	7,984,896
Hotels and Motels – 0.6%
2,126,000	Shangri-La Asia, Ltd.	3,918,142
Human Resources – 1.6%
1,029,488	Capita Group PLC	11,293,572
Industrial Gases – 0.5%
45,525	Praxair, Inc.	3,459,445
Investment Management and Advisory Services – 0.7%
44,935	Affiliated Managers Group, Inc.*	2,730,700
766,199	GP Investments, Ltd. (BDR)*	2,556,120
		5,286,820
Life and Health Insurance – 0.9%
832,391	Prudential PLC	6,238,013
Medical – Biomedical and Genetic – 5.7%
103,750	Alexion Pharmaceuticals, Inc.*	5,310,963
380,708	Celgene Corp.*,**	19,347,580
251,288	Gilead Sciences, Inc.*	8,614,152
210,565	Vertex Pharmaceuticals, Inc.*	6,927,588
		40,200,283
Medical – Drugs – 1.4%
86,343	Novo Nordisk A/S	6,966,003
21,107	Roche Holding A.G.	2,899,431
		9,865,434
Medical – Generic Drugs – 0.3%
126,568	Mylan, Inc.*	2,156,719
Medical Instruments – 0.9%
178,206	St. Jude Medical, Inc.*	6,431,455

See Notes to Schedule of Investments and Financial Statements.

8 | JUNE 30, 2010

Schedule of Investments (unaudited)

As of June 30, 2010

Shares or Principal Amount		Value

Oil – Field Services – 1.9%
273,751	AMEC PLC	$3,336,717
555,566	Petrofac, Ltd.	9,767,615
		13,104,332
Oil Companies – Integrated – 0.4%
104,920	Petroleo Brasileiro S.A. (U.S. Shares)	3,126,616
Oil Field Machinery and Equipment – 0.5%
121,210	Dresser-Rand Group, Inc.*	3,824,176
Optical Supplies – 0.7%
31,564	Alcon, Inc. (U.S. Shares)	4,677,469
Pharmacy Services – 1.4%
210,730	Express Scripts, Inc. – Class A*	9,908,525
Pipelines – 5.0%
430,565	Energy Transfer Equity L.P.	14,531,569
359,663	Enterprise GP Holdings L.P.	17,058,815
63,358	Kinder Morgan Management LLC*	3,585,429
		35,175,813
Power Converters and Power Supply Equipment – 0.3%
55,859	Vestas Wind Systems A/S*	2,322,306
Printing – Commercial – 1.2%
183,120	VistaPrint NV (U.S. Shares)*	8,696,369
Property and Casualty Insurance – 3.1%
1,032,886	Admiral Group PLC	21,593,110
Real Estate Management/Services – 0.7%
4,983,188	Regus PLC	5,126,127
Real Estate Operating/Development – 1.1%
2,103,565	Hang Lung Properties, Ltd.	8,068,602
Retail – Apparel and Shoe – 0.7%
26,574	Inditex S.A.	1,506,972
1,222,500	Ports Design, Ltd.	3,114,885
		4,621,857
Retail – Consumer Electronics – 0.9%
98,760	Yamada Denki Co., Ltd.	6,448,197
Retail – Restaurants – 0.6%
3,799,000	Ajisen China Holdings, Ltd.	4,220,215
Rubber/Plastic Products – 1.7%
529,548	Jain Irrigation Systems, Ltd.*	12,103,369
Schools – 3.3%
634,800	Anhanguera Educacional Participacoes S.A.	9,600,273
480,010	Estacio Participacoes S.A.	5,346,745
368,100	Kroton Educacional S.A.*	2,723,267
29,125,075	Raffles Education Corp., Ltd.*	5,891,946
		23,562,231
Tobacco – 3.1%
155,745	British American Tobacco PLC	4,930,965
3,168	Japan Tobacco, Inc.	9,850,473
151,109	Philip Morris International, Inc.	6,926,837
		21,708,275
Toys – 0.5%
11,800	Nintendo Co., Ltd.	3,437,880
Transportation – Services – 0.9%
48,255	C.H. Robinson Worldwide, Inc.	2,685,873
97,135	Expeditors International of Washington, Inc.	3,352,129
		6,038,002
Transportation – Truck – 0.5%
246,796	DSV A/S	3,541,599
Wireless Equipment – 2.9%
94,988	Crown Castle International Corp.*	3,539,253
398,825	QUALCOMM, Inc.	13,097,413
108,770	SBA Communications Corp. – Class A*	3,699,268
		20,335,934

Total Common Stock (cost $608,445,973)		654,692,093

Corporate Bonds – 2.2%
Enterprise Software/Services – 1.1%
$4,850,000	Autonomy Corp. PLC, 3.2500%, 3/4/15	8,042,397
Food – Wholesale/Distribution – 1.1%
7,000,000	Olam International, Ltd. 6.0000%, 10/15/16	7,621,600

Total Corporate Bonds (cost $15,355,895)		15,663,997

Warrant – 1.2%
Diversified Financial Services – 1.2%
651,747	JP Morgan Chase & Co. – expires 10/28/18 (cost $7,006,280)	8,238,082

Money Market – 3.8%
26,420,376	Janus Cash Liquidity Fund LLC, 0% (cost $26,420,376)	26,420,376

Total Investments (total cost $657,228,524) – 100.0%		705,014,548

Cash, Receivables and Other Assets, net of Liabilities** – 0%		298,904

Net Assets – 100%		$705,313,452

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$5,980,642	0.9%
Belgium	5,200,016	0.7%
Bermuda	44,644,699	6.3%
Brazil	30,832,192	4.4%
Canada	23,083,248	3.3%
Cayman Islands	10,727,692	1.5%
Denmark	12,829,908	1.8%
Hong Kong	12,772,871	1.8%
India	31,685,120	4.5%
Ireland	6,757,871	1.0%
Japan	38,230,084	5.4%
Jersey	14,893,742	2.1%
Netherlands	8,696,369	1.2%
Singapore	18,545,345	2.6%
Spain	1,506,972	0.2%
Switzerland	14,217,668	2.0%
United Kingdom	97,601,710	13.9%
United States††	326,808,399	46.4%

Total	$705,014,548	100.0%

††	Includes Cash Equivalents (42.6% excluding Cash Equivalents)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Worldwide Portfolio

Schedule of Investments (unaudited)

As of June 30, 2010

Schedule of Written Options – Puts	Value

Jupiter Telecommunications Co., Ltd. expires February 2011 944 contracts exercise price JPY 90,000.00	$(149,589)
Jupiter Telecommunications Co., Ltd. expires February 2011 1,446 contracts exercise price JPY 90,000.00	(229,857)
Jupiter Telecommunications Co., Ltd. expires February 2011 1,929 contracts exercise price JPY 90,000.00	(306,634)
Jupiter Telecommunications Co., Ltd. expires February 2011 1,952 contracts exercise price JPY 90,000.00	(312,220)
Jupiter Telecommunications Co., Ltd. expires February 2011 2,414 contracts exercise price JPY 90,000.00	(383,131)
Jupiter Telecommunications Co., Ltd. expires February 2011 5,444 contracts exercise price JPY 90,000.00	(861,315)

Total Written Options – Puts
(premiums received $1,322,602)	$(2,242,746)

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2010

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2010 (unaudited)	Worldwide
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$657,229
Unaffiliated investments at value	$678,595
Affiliated money market investments	26,420
Cash	162
Cash denominated in foreign currency(1)	94
Restricted Cash (Note 1)	2,085
Receivables:
Portfolio shares sold	152
Dividends	673
Interest	165
Non-interested Trustees’ deferred compensation	19
Other assets	17
Total Assets	708,382
Liabilities:
Payables:
Options written, at value(2)	2,243
Portfolio shares repurchased	360
Advisory fees	326
Distribution fees and shareholder servicing fees – Service Shares	29
Distribution fees and shareholder servicing fees – Service II Shares	–
Non-interested Trustees’ fees and expenses	4
Non-interested Trustees’ deferred compensation fees	19
Accrued expenses and other payables	88
Total Liabilities	3,069
Net Assets	$705,313
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,147,349
Undistributed net investment income/(loss)*	1,014
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,489,924)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	46,874
Total Net Assets	$705,313
Net Assets – Institutional Shares	$567,758
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	22,986
Net Asset Value Per Share	$24.70
Net Assets – Service Shares	$137,546
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,625
Net Asset Value Per Share	$24.45
Net Assets – Service II Shares	$9
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	383**
Net Asset Value Per Share	$24.52

*	See Note 5 in Notes to Financial Statements.
**	Shares outstanding are not in thousands.
(1)	Includes cost of $94,317.
(2)	Includes premiums of $1,322,602 on written options.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2010 (unaudited)	Worldwide
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$164
Dividends	6,715
Dividends from affiliates	14
Foreign tax withheld	(141)
Total Investment Income	6,752
Expenses:
Advisory fees	2,184
Transfer agent fees and expenses	1
Registration fees	10
Custodian fees	82
Audit fees	25
Non-interested Trustees’ fees and expenses	12
Distribution fees and shareholder servicing fees – Service Shares	182
Distribution fees and shareholder servicing fees – Service II Shares	–
Other expenses	54
Non-recurring costs (Note 4)	1
Costs assumed by Janus Capital Management LLC (Note 4)	(1)
Total Expenses	2,550
Expense and Fee Offset	–
Net Expenses	2,550
Net Investment Income/(Loss)	4,202
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	49,095
Net realized gain/(loss) from options contracts	(103)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(92,287)
Net Gain/(Loss) on Investments	(43,295)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(39,093)

See Notes to Financial Statements.

12 | JUNE 30, 2010

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2010 (unaudited)	Worldwide
and the fiscal year ended December 31, 2009	Portfolio
(all numbers in thousands)	2010	2009

Operations:
Net investment income/(loss)	$4,202	$8,743
Net realized gain/(loss) from investment and foreign currency transactions	49,095	(263,063)
Net realized gain/(loss) from options contracts	(103)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(92,287)	472,112
Net Increase/(Decrease) in Net Assets Resulting from Operations	(39,093)	217,792
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(2,889)	(7,919)
Service Shares	(571)	(1,484)
Service II Shares	–	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net (Decrease) from Dividends and Distributions	(3,460)	(9,403)
Capital Share Transactions:
Shares sold
Institutional Shares	9,028	19,864
Service Shares	15,146	32,824
Service II Shares	–	–
Reinvested dividends and distributions
Institutional Shares	2,888	7,919
Service Shares	571	1,484
Service II Shares	–	–
Shares repurchased
Institutional Shares	(50,223)	(83,157)
Service Shares	(13,784)	(22,084)
Service II Shares	–	–
Net Increase/(Decrease) from Capital Share Transactions	(36,374)	(43,150)
Net Increase/(Decrease) in Net Assets	(78,927)	165,239
Net Assets:
Beginning of period	784,240	619,001
End of period	$705,313	$784,240

Undistributed net investment income/(loss)*	$1,014	$272

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Worldwide Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$26.18	$19.27	$35.35	$32.48	$27.96	$26.78
Income from Investment Operations:
Net investment income/(loss)	.16	.29	.37	.27	.54	.44
Net gain/(loss) on investments (both realized and unrealized)	(1.51)	6.94	(16.11)	2.87	4.50	1.11
Total from Investment Operations	(1.35)	7.23	(15.74)	3.14	5.04	1.55
Less Distributions:
Dividends (from net investment income)*	(.13)	(.32)	(.34)	(.27)	(.52)	(.37)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.13)	(.32)	(.34)	(.27)	(.52)	(.37)
Net Asset Value, End of Period	$24.70	$26.18	$19.27	$35.35	$32.48	$27.96
Total Return**	(5.17)%	37.70%	(44.69)%	9.66%	18.24%	5.87%
Net Assets, End of Period (in thousands)	$567,758	$639,936	$522,295	$1,119,569	$1,208,155	$1,464,300
Average Net Assets for the Period (in thousands)	$625,390	$558,029	$826,712	$1,207,006	$1,271,755	$1,767,226
Ratio of Gross Expenses to Average Net Assets***	0.62%	0.63%	0.53%	0.67%	0.61%	0.61%
Ratio of Net Expenses to Average Net Assets***	0.62%	0.63%	0.53%	0.67%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.14%	1.35%	1.26%	0.70%	1.59%	1.33%
Portfolio Turnover Rate***	108%	206%	14%	26%	46%	41%

Service Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Worldwide Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$25.93	$19.10	$35.05	$32.22	$27.76	$26.62
Income from Investment Operations:
Net investment income/(loss)	.12	.24	.21	.16	.36	.29
Net gain/(loss) on investments (both realized and unrealized)	(1.50)	6.87	(15.87)	2.87	4.58	1.18
Total from Investment Operations	(1.38)	7.11	(15.66)	3.03	4.94	1.47
Less Distributions:
Dividends (from net investment income)*	(.10)	(.28)	(.29)	(.20)	(.48)	(.33)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.10)	(.28)	(.29)	(.20)	(.48)	(.33)
Net Asset Value, End of Period	$24.45	$25.93	$19.10	$35.05	$32.22	$27.76
Total Return**	(5.32)%	37.40%	(44.84)%	9.39%	17.97%	5.57%
Net Assets, End of Period (in thousands)	$137,546	$144,294	$96,699	$227,723	$209,951	$201,382
Average Net Assets for the Period (in thousands)	$146,663	$114,103	$159,561	$230,284	$195,343	$206,310
Ratio of Gross Expenses to Average Net Assets***	0.87%	0.88%	0.78%	0.92%	0.86%	0.86%
Ratio of Net Expenses to Average Net Assets***	0.87%	0.88%	0.78%	0.92%	0.86%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.90%	1.08%	1.01%	0.46%	1.29%	1.11%
Portfolio Turnover Rate***	108%	206%	14%	26%	46%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

See Notes to Financial Statements.

14 | JUNE 30, 2010

Service II Shares

For a share outstanding during the six-month
period ended June 30, 2010 (unaudited)
and each fiscal year ended December 31

	Janus Aspen Worldwide Portfolio
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$26.00	$19.15	$35.14	$32.30	$27.85	$26.70
Income from Investment Operations:
Net investment income/(loss)	.12	.22	.28	.16	.36	.30
Net gain/(loss) on investments (both realized and unrealized)	(1.50)	6.91	(15.98)	2.88	4.58	1.19
Total from Investment Operations	(1.38)	7.13	(15.70)	3.04	4.94	1.49
Less Distributions:
Dividends (from net investment income)*	(.10)	(.28)	(.29)	(.20)	(.49)	(.34)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.10)	(.28)	(.29)	(.20)	(.49)	(.34)
Net Asset Value, End of Period	$24.52	$26.00	$19.15	$35.14	$32.30	$27.85
Total Return**	(5.30)%	37.40%	(44.82)%	9.40%	17.92%	5.63%
Net Assets, End of Period (in thousands)	$9	$10	$7	$13	$12	$10
Average Net Assets for the Period (in thousands)	$10	$8	$10	$13	$11	$10
Ratio of Gross Expenses to Average Net Assets***	0.85%	0.87%	0.75%	0.92%	0.86%	0.86%
Ratio of Net Expenses to Average Net Assets***	0.85%	0.87%	0.75%	0.92%	0.86%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.93%	1.10%	1.04%	0.45%	1.26%	1.12%
Portfolio Turnover Rate***	108%	206%	14%	26%	46%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

16 | JUNE 30, 2010

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Worldwide Portfolio
Common Stock
Agricultural Operations	$–	$11,329,228	$–
Airlines	–	1,480,794	–
Brewery	–	5,200,016	–
Cable Television	–	11,016,009	–
Chemicals – Specialty	–	8,362,556	–
Commercial Services	–	26,146,894	–
Computers – Peripheral Equipment	–	3,263,789	–
Distribution/Wholesale	–	21,871,245	–
Diversified Minerals	–	5,980,642	–
Diversified Operations	14,340,904	4,704,269	–
Educational Software	20,729,200	11,754,700	–
Electronic Measuring Instruments	–	7,477,524	–
Enterprise Software/Services	–	15,150,018	–
Finance – Mortgage Loan Banker	–	7,827,051	–
Finance – Other Services	7,207,156	4,247,002	–
Food – Wholesale/Distribution	–	5,031,799	–
Hotels and Motels	–	3,918,142	–
Human Resources	–	11,293,572	–
Investment Management and Advisory Services	2,730,700	2,556,120	–
Life and Health Insurance	–	6,238,013	–
Medical – Drugs	–	9,865,434	–
Oil – Field Services	–	13,104,332	–
Oil Companies – Integrated	–	3,126,616	–
Power Converters and Power Supply Equipment	–	2,322,306	–
Property and Casualty Insurance	–	21,593,110	–
Real Estate Management/Services	–	5,126,127	–
Real Estate Operating/Development	–	8,068,602	–
Retail – Apparel and Shoe	–	4,621,857	–
Retail – Consumer Electronics	–	6,448,197	–
Retail – Restaurants	–	4,220,215	–
Rubber/Plastic Products	–	12,103,369	–
Schools	17,670,284	5,891,946	–
Tobacco	6,926,837	14,781,439	–
Toys	–	3,437,880	–
Transportation – Truck	–	3,541,599	–
All Other	291,984,600	–	–

Corporate Bonds	–	15,663,997	–

Warrant	–	8,238,082	–

Money Market	–	26,420,376	–

Total Investments in Securities	$361,589,681	$343,424,867	$–

Other Financial Instruments(a):	$–	$(2,242,746)	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2010 is noted below.

Portfolio	Aggregate Value

Janus Aspen Worldwide Portfolio	$25,214,100

Janus Aspen Series | 17

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Worldwide Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1% may be imposed on interests in separate accounts or plans held 60 days or less.

Janus Capital Management LLC (“Janus Capital”) invested initial seed capital in the amount of $10,000 for the Portfolio – Service II Shares on December 31, 2001.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

18 | JUNE 30, 2010

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2010, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of June 30, 2010, Janus Aspen Worldwide Portfolio had restricted cash in the amount of $2,085,177. The restricted cash represents collateral received in relation to options contracts invested in by the Portfolio at June 30, 2010. The restricted cash is held at the Portfolio’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2010 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective June 30, 2010. This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

20 | JUNE 30, 2010

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Worldwide Portfolio	$–	$49,852,367

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the year and no factor was applied at the end of the period.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including counterparty risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed

22 | JUNE 30, 2010

“index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) from written options contracts during the six-month period ended June 30, 2010 as indicated in the table below:

Portfolio	(Losses)

Janus Aspen Worldwide Portfolio	$(103,598)

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the six-month period ended June 30, 2010 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Worldwide Portfolio
Options outstanding at December 31, 2009	–	$–
Options written	15,576	1,441,111
Options closed	(1,447)	(118,509)
Options expired	–	–
Options exercised	–	–

Options outstanding at June 30, 2010	14,129	$1,322,602

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of June 30, 2010

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for	Statement of Assets and		Statement of Assets and
as hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Equity Contracts			Options written, at value	$2,242,746

Total				$2,242,746

24 | JUNE 30, 2010

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$(103,598)	$–	$(103,598)

Total	$–	$–	$(103,598)	$–	$(103,598)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$(920,144)	$–	$(920,144)

Total	$–	$–	$(920,144)	$–	$(920,144)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

26 | JUNE 30, 2010

The Securities Lending Program was suspended and the Portfolio no longer has any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

	Average Daily	Base Fee
	Net Assets	Rate(%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Worldwide Portfolio	All Asset Levels	0.60

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Worldwide Portfolio	MSCI World IndexSM

Only the base fee rate applied until February 2007 for the Portfolio, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The application of an expense limit, if any, will have a positive effect upon a Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the six-month period ended June 30, 2010, the Portfolio recorded a Performance Adjustment of $(113,237).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares and Service II Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/

28 | JUNE 30, 2010

(depreciation) and is shown as of June 30, 2010 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2010.

For the six-month period ended June 30, 2010, Janus Capital assumed $13,702 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $26,000 was paid by the Trust during the six-month period ended June 30, 2010. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. No redemption fees were received by the Portfolio for the six-month period ended June 30, 2010.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the six-month period ended June 30, 2010, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/10

Janus Aspen Worldwide Portfolio
Janus Cash Liquidity Fund LLC	$173,594,707	$(148,350,331)	$13,634	$26,420,376

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Worldwide Portfolio	$660,992,934	$95,390,976	$(51,369,362)	$44,021,614

Net capital loss carryovers as of December 31, 2009 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

	December 31,	December 31,	December 31,	December 31,	Accumulated
Portfolio	2010	2011	2016	2017	Capital Losses

Janus Aspen Worldwide Portfolio	$(989,588,014)	$(253,061,503)	$(4,371,577)	$(290,125,097)	$(1,537,146,191)

6.	Capital Share Transactions

For the six-month period ended June 30, 2010 (unaudited) and the fiscal year ended	Janus Aspen Worldwide Portfolio
December 31, 2009 (all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Institutional Shares
Shares sold	342	904
Reinvested dividends and distributions	116	338
Shares repurchased	(1,911)	(3,905)
Net Increase/(Decrease) in Portfolio Shares	(1,453)	(2,663)
Shares Outstanding, Beginning of Period	24,439	27,102
Shares Outstanding, End of Period	22,986	24,439
Transactions in Portfolio Shares – Service Shares
Shares sold	574	1,472
Reinvested dividends and distributions	23	64
Shares repurchased	(537)	(1,032)
Net Increase/(Decrease) in Portfolio Shares	60	504
Shares Outstanding, Beginning of Period	5,565	5,061
Shares Outstanding, End of Period	5,625	5,565

30 | JUNE 30, 2010

For the six-month period ended June 30, 2010 (unaudited) and the fiscal year ended	Janus Aspen Worldwide Portfolio
December 31, 2009 (all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Service II Shares(1)
Shares sold	–	–
Reinvested dividends and distributions	1	5
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	1	5
Shares Outstanding, Beginning of Period	382	377
Shares Outstanding, End of Period	383	382
(1) Transactions in Portfolio Shares – Service II Shares are not in thousands.

7.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Worldwide Portfolio	$400,320,515	$461,802,930	$–	$–

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit Court of Appeals.

Janus Aspen Series | 31

Notes to Financial Statements (unaudited) (continued)

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. The Portfolio adopted disclosures that are effective for interim and annual periods beginning after December 15, 2009, and the applicable disclosures have been presented within Note 1 “Organization and Significant Accounting Policies.” Other required disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Portfolio’s financial statement disclosures.

10.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2010 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

32 | JUNE 30, 2010

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series | 33

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

34 | JUNE 30, 2010

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 90 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses),

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

36 | JUNE 30, 2010

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Janus Aspen Series | 37

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 10, 2010. At the meeting, the following matter was voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
To elect nine Trustees, each of whom is considered “independent.”

		Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Trustees	Record Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total

Jerome S. Contro	10,252,890,836	7,855,307,847	442,811,261	8,298,119,108	76.615%	4.319%	80.934%	94.664%	5.336%	100.000%
William F. McCalpin	10,252,890,836	7,857,359,595	440,759,513	8,298,119,108	76.635%	4.299%	80.934%	94.688%	5.312%	100.000%
John W. McCarter, Jr.	10,252,890,836	7,851,984,322	446,134,786	8,298,119,108	76.583%	4.351%	80.934%	94.624%	5.376%	100.000%
Dennis B. Mullen	10,252,890,836	7,848,139,711	449,979,397	8,298,119,108	76.545%	4.389%	80.934%	94.577%	5.423%	100.000%
James T. Rothe	10,252,890,836	7,855,885,543	442,233,565	8,298,119,108	76.621%	4.313%	80.934%	94.671%	5.329%	100.000%
William D. Stewart	10,252,890,836	7,855,883,028	442,236,080	8,298,119,108	76.621%	4.313%	80.934%	94.671%	5.329%	100.000%
Martin H. Waldinger	10,252,890,836	7,836,263,289	461,855,819	8,298,119,108	76.429%	4.505%	80.934%	94.434%	5.566%	100.000%
Linda S. Wolf	10,252,890,836	7,858,724,319	439,394,789	8,298,119,108	76.648%	4.286%	80.934%	94.705%	5.295%	100.000%
John P. McGonigle	10,252,890,836	7,861,369,717	436,749,392	8,298,119,108	76.674%	4.260%	80.934%	94.737%	5.263%	100.000%

38 | June 30, 2010

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Janus Aspen Series | 39

Notes

40 | June 30, 2010

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (8/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0710-267	8-31-10 109-24-81131 09-10

Item 2 — Code of Ethics
          Not applicable to semiannual reports.
Item 3 — Audit Committee Financial Expert
          Not applicable to semiannual reports.
Item 4 — Principal Accountant Fees and Services
          Not applicable to semiannual reports.
Item 5 — Audit Committee of Listed Registrants
          Not applicable.
Item 6 — Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan.
Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
          Not applicable.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
          Not applicable.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
          Not applicable.
Item 10 — Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Aspen Series

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series
(Principal Executive Officer)
Date: August 27, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series
(Principal Executive Officer)
Date: August 27, 2010

By:	/s/ Jesper Nergaard Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)
Date: August 27, 2010